UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457

Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds®

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item 1. Reports to Stockholders

Annual Report

Delaware Foundation Funds®	September 30, 2012

Delaware
Foundation® Equity Fund

Delaware Foundation
Growth Allocation Fund
Multi-asset mutual funds

Delaware Foundation Moderate Allocation Fund Delaware Foundation Conservative Allocation Fund

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Table of contents

> Portfolio management review	1

> Performance summaries	6

> Disclosure of Fund expenses	18

> Security type/sector allocations, top 10 equity holdings and country allocations	20

> Statements of net assets	28

> Statements of operations	102

> Statements of changes in net assets	104

> Financial highlights	108

> Notes to financial statements	127

> Report of independent registered public accounting firm	143

> Other Fund information	144

> Board of trustees/directors and officers addendum	147

> About the organization	150

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Foundation Funds® are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Foundation Funds®
October 9, 2012

Performance preview (for the year ended September 30, 2012)
Delaware Foundation® Equity Fund (Class A shares)	1-year return	+21.94%
MSCI ACWI (All Country World Index) Index (gross) (benchmark)	1-year return	+21.67%
MSCI ACWI (All Country World Index) Index (net) (benchmark)	1-year return	+20.99%
Lipper Global Multi-Cap Core Funds Average	1-year return	+18.89%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Equity Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Global Multi-Cap Core Funds Average represents the average return of core mutual funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Delaware Foundation Growth Allocation Fund (Class A shares)	1-year return	+18.87%
S&P 500® Index (benchmark)	1-year return	+30.20%
Lipper Mixed-Asset Target Allocation Growth Funds Average	1-year return	+19.33%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Growth Allocation Fund, please see the table on page 8.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average compares funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Moderate Allocation Fund (Class A shares)	1-year return	+16.46%
S&P 500 Index (benchmark)	1-year return	+30.20%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+5.16%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	1-year return	+16.77%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Moderate Allocation Fund, please see the table on page 11.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average compares funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Delaware Foundation Conservative Allocation Fund (Class A shares)	1-year return	+13.47%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+5.16%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	1-year return	+12.71%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Foundation Conservative Allocation Fund, please see the table on page 14.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Lipper Mixed-Asset Target Allocation Conservative Funds Average compares funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

(continues)       1

Portfolio management review

Delaware Foundation Funds®

Overview
During the Funds’ fiscal year ended Sept. 30, 2012, the market recovery (which had begun in March 2009) continued. However, there were persistent worries about the near-term economic prospects for some European countries and also for the United States. Over the full fiscal year, there were increases in the prices of oil, gold, and other commodities. The trade-weighted dollar also experienced modest appreciation.

All four Delaware Foundation Funds posted a positive return for the fiscal year. Delaware Foundation® Equity Fund produced the highest return, followed by Delaware Foundation Growth Allocation Fund and Delaware Foundation Moderate Allocation Fund, with Delaware Foundation Conservative Allocation Fund delivering the lowest return during the fiscal year. Two of the four Funds outperformed their respective benchmarks, which consist of broad equity and bond indices combined using the strategic policy weights for each asset class in each fund.

All four portfolios tend to hold a higher weight in non-U.S. securities than most of their peers; they will thus tend to struggle relative to their peers, during periods when U.S. markets are delivering higher total returns than non-U.S. markets, and/or when the U.S. dollar is appreciating relative to other currencies.

Economic backdrop
From October 2011 to September 2012, the prices of risky assets around the world generally rose, albeit with a substantial drop during the three months ended June 30, 2012. However, investors continued to be apprehensive about the outlook for some European countries, including major economies such as Italy, Spain, and the United Kingdom.

Every six months, the International Monetary Fund (IMF) releases an updated set of projections for economic growth under the title of World Economic Outlook. The following table summarizes the IMF’s projections for gross domestic product growth during 2012 and 2013 in various regions and countries, including the forecasts that were released in early October 2012. (The IMF did not issue an official forecast for 2013 in September 2011.)

Highlights

During the Funds’ fiscal year ended Sept. 30, 2012, the global economy continued recovering from the downturn that had begun in mid-2007. However, the pace of the recovery continued to be somewhat slower than in the past. Many economies around the world were still contending with high unemployment, weak real estate markets, and low levels of confidence among consumers and businesses.

Uncertainty about the near-term and medium-term outlook was reflected in the behavior of financial markets during the Funds’ fiscal year. At the end of the fiscal year, investors were still generally concerned about the outlook for several countries in Europe, and also about the possibility of sharp changes in U.S. economic policy starting in early 2013.

Region / Country	2012E			2013E
Forecasts as of:	Sep 2011	Apr 2012	Oct 2012	Apr 2013	Oct 2013
World	4.0%	3.5%	3.3%	4.1%	3.6%
Advanced economies	1.9%	1.4%	1.3%	2.0%	1.5%
U.S.	1.8%	2.1%	2.2%	2.4%	2.1%
Euro area	1.1%	-0.3%	-0.4%	0.9%	0.2%
Japan	2.3%	2.0%	2.2%	1.7%	1.2%
U.K.	1.6%	0.8%	-0.4%	2.0%	1.1%
Emerging and developing economies	6.1%	5.7%	5.3%	6.0%	5.6%
Brazil	3.6%	3.0%	1.5%	4.1%	4.0%
China	9.0%	8.2%	7.8%	8.8%	8.2%
India	7.5%	6.9%	4.9%	7.3%	6.0%
Russia	4.1%	4.0%	3.7%	3.9%	3.8%

As shown in the table, between September 2011 and October 2012, the IMF became considerably more pessimistic about the economic outlook for many countries. There were particularly notable cuts to the 2012 and 2013 forecasts for the U.K. and the euro zone, which have been contending with austerity measures instituted by national governments that are concerned about the medium-term fiscal outlook. In its analysis from October 2012, the IMF noted that economic sluggishness is now spreading across the whole of the euro zone, and that the prospects for the U.S. economy are also affected by political gridlock and by uncertainty associated with the elections of November 2012.

Investor sentiment toward risky assets fluctuated considerably during the Funds’ fiscal year. During some periods, markets were heartened by encouraging statements from the Federal Reserve, the European Central Bank, and other monetary authorities; but markets have also been periodically roiled by indications of ideological squabbles between senior policymakers both domestically and globally.

Governments and central banks still seem willing to support economic recovery, using a combination of fiscal and monetary measures, for as long as necessary. But many investors have shown considerable concern about the medium-term outlook for the euro zone and the U.K., where concerted efforts to move toward fiscal balance have unsurprisingly resulted in major economic slowdowns. In response, the prices of low-risk assets, such as government bonds from countries with high sovereign ratings, have continued at high levels, indicating that there is still investor appetite for such assets.

The foreign exchange markets also experienced abrupt shifts in sentiment. The trade-weighted dollar rose and fell in successive quarters from the fourth quarter of 2011 through the third quarter of 2012, ending the year about 1.8% stronger than it had begun. By contrast, the euro fell in each quarter except the first quarter of 2012, ending the year around 5% below its starting value. In general, a stronger currency means that imports look cheaper for U.S. consumers, but tends to impair the competitiveness of U.S. exporters. The decline in the value of the euro is likely to enhance the competitive position of European exporters.

Commodity prices generally rose over the course of the year, with particularly sharp increases during the third quarter of 2012. Over the full year ended Sept. 30, 2012, the broad-based Thomson Reuters/ Jefferies CRB Index rose by 3.9%, while the more energy-intensive S&P GSCI® index rose 12.6%.

(continues)       3

Portfolio management review

Delaware Foundation Funds®

The U.S. economy continued to show signs of gradual recovery. The Bureau of Labor Statistics estimated that the unemployment rate in September dropped below 8% for the first time in three years, in spite of steady declines in the public-sector payroll nationwide. Similarly, the Federal Reserve’s periodic “beige book” analysis of broad economic trends reported some indications of improvement in both residential and commercial real estate. However, the U.S. economy remains relatively weak, and uncertainty about the outcome of the November elections may be affecting both consumer and business sentiment.

Portfolio positioning

The Funds’ strategic policy weights reflect a commitment to seeking diversification in terms of both geographies and asset classes. At the beginning of the fourth quarter of 2011, all four portfolios were positioned defensively relative to their strategic policy weights. Because of concern about the outlook for some European economies, the Asset Allocation Committee has further cut the portfolios’ exposure to developed-market equities, relative to the strategic policy weights.

At the end of the fiscal year, the Funds were at roughly their strategic policy weight in U.S. equities and emerging-market equities, but had a relatively low weight in developed-market equities. Nevertheless, the exposure to developed-market equities during the year detracted from active performance, partly due to appreciation of the U.S. dollar and the weakening of the euro.

In mid-2012, the Asset Allocation Committee decided to make a modest allocation to U.S. real estate equities across the Delaware Foundation Funds, in order to increase domestic exposure and to reflect its expectations about the medium-term outlook for the real estate market. In general, such tactical positioning is designed to take advantage of short-term opportunities and perils, and the Asset Allocation Committee may subsequently decide to exit this position.

A focus on broad diversification and risk management

As the Funds’ fiscal year comes to a close, we continue seeking to deliver the benefits of diversification while aiming to actively manage risk. With that in mind, each Delaware Foundation Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles.

As the economic and market developments during the Funds’ fiscal year have made clear, we believe it’s important (perhaps now more than ever) to keep a global perspective when evaluating potential investment opportunities. We therefore continue managing each Delaware Foundation Fund so that it includes investment possibilities around the globe.

Performance summaries

Delaware Foundation® Equity Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2012	1 year	3 years	Lifetime

Class A (Est. Aug. 31, 2009)
Excluding sales charge	+21.94%	+8.21%	+9.51%
Including sales charge	+14.93%	+6.10%	+7.43%
Class C (Est. Aug. 31, 2009)
Excluding sales charge	+20.88%	+7.38%	+8.70%
Including sales charge	+19.88%	+7.38%	+8.70%
Class R (Est. Aug. 31, 2009)
Excluding sales charge	+21.67%	+7.95%	+9.26%
Including sales charge	+21.67%	+7.95%	+9.26%
Institutional Class (Est. Aug. 31, 2009)
Excluding sales charge	+22.23%	+8.49%	+9.80%
Including sales charge	+22.23%	+8.49%	+9.80%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 27, 2012, through Jan. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.95% of the Fund’s average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	10.11%	10.81%	10.41%	9.81%
(without fee waivers)
Net expenses	1.20%	1.95%	1.45%	0.95%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2009 (Fund’s inception) through Sept. 30, 2012

	Starting value (Aug. 31, 2009)	Ending value (Sept. 30, 2012)
MSCI ACWI Index (gross)	$10,000	$13,100
MSCI ACWI Index (net)	$10,000	$12,896
Delaware Foundation® Equity Fund — Class A shares	$9,425	$12,475

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 6 through 7.

The chart also assumes $10,000 invested in the MSCI ACWI Index as of Aug. 31, 2009. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFEAX	245918792
Class C	DFECX	245918784
Class R	DFERX	245918776
Institutional Class	DFEIX	245918768

(continues)       7

Performance summaries

Delaware Foundation® Growth Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2012	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+18.87%	+1.27%	+7.67%	n/a
Including sales charge	+12.00%	+0.08%	+7.04%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+18.89%	+0.78%	+7.03%	n/a
Including sales charge	+14.89%	+0.38%	+7.03%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+18.04%	+0.52%	+6.87%	n/a
Including sales charge	+17.04%	+0.52%	+6.87%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+18.58%	+1.02%	n/a	+6.08%
Including sales charge	+18.58%	+1.02%	n/a	+6.08%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+19.19%	+1.52%	+7.94%	n/a
Including sales charge	+19.19%	+1.52%	+7.94%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 27, 2012, through Jan. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability. Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.90% of the Fund’s average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Effective Jan. 28, 2012, the Distributor has voluntarily agreed to limit 12b-1 fees for class B shares to 0.25% of average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.54%	2.24%	2.24%	1.84%	1.24%
(without fee waivers)
Net expenses (including fee	1.15%	1.90%	1.90%	1.40%	0.90%
waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

(continues)       9

Performance summaries

Delaware Foundation® Growth Allocation Fund

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2002, through Sept. 30, 2012

	Starting value (Sept. 30, 2002)	Ending value (Sept. 30, 2012)
S&P 500 Index	$10,000	$21,612
Delaware Foundation Growth Allocation Fund — Class A shares	$9,425	$19,741

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 8 through 10.

The chart also assumes $10,000 invested in the S&P 500 Index as of Sept. 30, 2002. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFGAX	245918883
Class B	DFGDX	245918875
Class C	DFGCX	245918867
Class R	DFGRX	245918826
Institutional Class	DFGIX	245918859

Delaware Foundation® Moderate Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2012	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+16.46%	+3.58%	+7.62%	n/a
Including sales charge	+9.81%	+2.36%	+6.99%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+15.58%	+2.77%	+6.95%	n/a
Including sales charge	+11.58%	+2.37%	+6.95%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+15.53%	+2.78%	+6.81%	n/a
Including sales charge	+14.53%	+2.78%	+6.81%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+16.19%	+3.28%	n/a	+6.18%
Including sales charge	+16.19%	+3.28%	n/a	+6.18%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+16.73%	+3.81%	+7.88%	n/a
Including sales charge	+16.73%	+3.81%	+7.88%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.27% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Furthermore, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (currently limited to 0.25% through Jan. 28, 2013) of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.23% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

(continues)       11

Performance summaries

Delaware Foundation® Moderate Allocation Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 27, 2012, through Jan. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability. Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.90% of the Fund’s average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.24%	2.01%	2.01%	1.61%	1.01%
(without fee waivers)
Net expenses (including fee	1.13%	1.90%	1.90%	1.40%	0.90%
waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2002, through Sept. 30, 2012

	Starting value (Sept. 30, 2002)	Ending value (Sept. 30, 2012)
S&P 500 Index	$10,000	$21,612
Delaware Foundation Moderate Allocation Fund — Class A shares	$9,425	$19,643
Barclays U.S. Aggregate Index	$10,000	$16,799

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 11 through 13.

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index and the S&P 500 Index as of Sept. 30, 2002.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class B	DFBBX	245918602
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

(continues)       13

Performance summaries

Delaware Foundation® Conservative Allocation Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and, if available, their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Fund performance[1,2]
Average annual total returns
through Sept. 30, 2012	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	+13.47%	+5.36%	+7.16%	n/a
Including sales charge	+6.90%	+4.11%	+6.53%	n/a
Class B (Est. Dec. 31, 1997)
Excluding sales charge	+13.48%	+5.01%	+6.59%	n/a
Including sales charge	+9.48%	+4.64%	+6.59%	n/a
Class C (Est. Dec. 31, 1997)
Excluding sales charge	+12.60%	+4.57%	+6.37%	n/a
Including sales charge	+11.60%	+4.57%	+6.37%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+13.19%	+5.10%	n/a	+6.06%
Including sales charge	+13.19%	+5.10%	n/a	+6.06%
Institutional Class (Est. Dec. 31, 1997)
Excluding sales charge	+13.74%	+5.61%	+7.43%	n/a
Including sales charge	+13.74%	+5.61%	+7.43%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 27, 2012, through Jan. 28, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Diversification may not protect against market risk.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risk, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.88% of the Fund’s average daily net assets from Jan. 27, 2012, through Jan. 28, 2013. Effective Jan. 28, 2012, the Distributor has voluntarily agreed to limit 12b-1 fees for class B shares to 0.25% of average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.47%	2.17%	2.17%	1.77%	1.17%
(without fee waivers)
Net expenses (including fee	1.13%	1.88%	1.88%	1.38%	0.88%
waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

(continues)       15

Performance summaries

Delaware Foundation® Conservative Allocation Fund

Performance of a $10,000 investment1
Average annual total returns from Sept. 30, 2002, through Sept. 30, 2012

	Starting value (Sept. 30, 2002)	Ending value (Sept. 30, 2012)
Delaware Foundation Conservative Allocation Fund — Class A shares	$9,425	$18,823
Barclays U.S. Aggregate Index	$10,000	$16,799

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 16.

The chart also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of Sept. 30, 2002. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	DFIAX	245918107
Class B	DFIDX	245918206
Class C	DFICX	245918305
Class R	DFIRX	245918818
Institutional Class	DFIIX	245918404

Disclosure of Fund expenses

For the six-month period from April 1, 2012 to September 30, 2012 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2012 to September 30, 2012.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Foundation® Equity Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/12 to
	4/1/12	9/30/12	Ratio	9/30/12*
Actual Fund return
Class A	$1,000.00	$996.20	1.20%	$5.99
Class C	1,000.00	992.30	1.95%	9.71
Class R	1,000.00	995.20	1.45%	7.23
Institutional Class	1,000.00	997.10	0.95%	4.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$6.06
Class C	1,000.00	1,015.25	1.95%	9.82
Class R	1,000.00	1,017.75	1.45%	7.31
Institutional Class	1,000.00	1,020.25	0.95%	4.80

Delaware Foundation Growth Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/12 to
	4/1/12	9/30/12	Ratio	9/30/12*
Actual Fund return
Class A	$1,000.00	$1,010.90	1.15%	$5.78
Class B	1,000.00	1,011.10	1.15%	5.78
Class C	1,000.00	1,008.10	1.90%	9.54
Class R	1,000.00	1,009.90	1.40%	7.03
Institutional Class	1,000.00	1,012.80	0.90%	4.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,019.25	1.15%	5.81
Class C	1,000.00	1,015.50	1.90%	9.57
Class R	1,000.00	1,018.00	1.40%	7.06
Institutional Class	1,000.00	1,020.50	0.90%	4.55

Delaware Foundation® Moderate Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/12 to
	4/1/12	9/30/12	Ratio	9/30/12*
Actual Fund return
Class A	$1,000.00	$1,022.00	1.13%	$5.71
Class B	1,000.00	1,018.70	1.90%	9.59
Class C	1,000.00	1,018.70	1.90%	9.59
Class R	1,000.00	1,020.70	1.40%	7.07
Institutional Class	1,000.00	1,023.20	0.90%	4.55
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.13%	$5.70
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57
Class R	1,000.00	1,018.00	1.40%	7.06
Institutional Class	1,000.00	1,020.50	0.90%	4.55

Delaware Foundation Conservative Allocation Fund
expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/12 to
	4/1/12	9/30/12	Ratio	9/30/12*
Actual Fund return
Class A	$1,000.00	$1,030.90	1.13%	$5.74
Class B	1,000.00	1,030.70	1.13%	5.74
Class C	1,000.00	1,027.10	1.88%	9.53
Class R	1,000.00	1,029.70	1.38%	7.00
Institutional Class	1,000.00	1,031.20	0.88%	4.47
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.13%	$5.70
Class B	1,000.00	1,019.35	1.13%	5.70
Class C	1,000.00	1,015.60	1.88%	9.47
Class R	1,000.00	1,018.10	1.38%	6.96
Institutional Class	1,000.00	1,020.60	0.88%	4.45

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Equity Fund
As of September 30, 2012 (Unaudited)

Sector, country and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	96.02%
U.S. Markets	54.90%
Consumer Discretionary	5.52%
Consumer Staples	5.13%
Energy	5.71%
Financials	9.05%
Healthcare	6.58%
Industrials	4.76%
Information Technology	13.61%
Materials	1.40%
Telecommunication Services	2.16%
Utilities	0.98%
Developed Markets	29.15%
Consumer Discretionary	4.86%
Consumer Staples	4.40%
Energy	2.15%
Financials	2.49%
Healthcare	4.25%
Industrials	4.05%
Information Technology	1.20%
Materials	4.24%
Telecommunication Services	1.04%
Utilities	0.47%
Emerging Markets	11.97%
Consumer Discretionary	0.64%
Consumer Staples	1.33%
Energy	2.43%
Financials	1.82%
Industrials	0.82%
Information Technology	1.81%
Materials	1.20%
Telecommunication Services	1.92%
Exchange-Traded Funds	1.50%
Warrant	0.03%
Short-Term Investments	2.92%
Securities Lending Collateral	6.25%
Total Value of Securities	106.72%
Obligation to Return Securities Lending Collateral	(6.25%)
Other Liabilities Net of Receivables and Other Assets	(0.47%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Percentage
Top 10 equity holdings	of net assets
Apple	2.19%
iShares MSCI Japan Index Fund	1.21%
QUALCOMM	1.05%
Google Class A	1.02%
Toyota Motor	0.88%
EOG Resources	0.86%
Crown Castle International	0.83%
Teva Pharmaceutical Industries ADR	0.82%
Visa Class A	0.81%
Pfizer	0.81%

Percentage
Country/market	of net assets
Developed Markets	29.15%
Australia	1.40%
Austria	0.07%
Belgium	0.22%
Bermuda	0.06%
Canada	1.78%
Denmark	1.27%
Finland	0.09%
France	4.21%
Germany	1.62%
Hong Kong	1.19%
Ireland	0.23%
Israel	0.99%
Italy	0.24%
Japan	4.74%
Luxembourg	0.06%
Netherlands	0.53%
New Zealand	0.07%
Norway	0.07%
Sweden	1.08%
Switzerland	3.13%
United Kingdom	6.10%
Emerging Markets	11.97%
Brazil	2.40%
China	1.53%
Guernsey	0.07%
India	0.67%
Indonesia	0.23%
Malaysia	0.10%
Mexico	1.06%
Poland	0.08%
Republic of Korea	2.62%
Russia	0.92%
South Africa	0.92%
Taiwan	0.86%
Thailand	0.39%
Turkey	0.12%
U.S. Markets	56.43%
Total	97.55%

(continues)       21

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Growth Allocation Fund
As of September 30, 2012 (Unaudited)

Sector, country and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	76.02%
U.S. Markets	43.01%
Consumer Discretionary	4.37%
Consumer Staples	3.77%
Energy	4.41%
Financials	7.27%
Healthcare	5.22%
Industrials	3.75%
Information Technology	10.61%
Materials	1.11%
Telecommunication Services	1.74%
Utilities	0.76%
Developed Markets	23.93%
Consumer Discretionary	3.86%
Consumer Staples	3.73%
Energy	1.67%
Financials	2.17%
Healthcare	3.34%
Industrials	3.53%
Information Technology	1.09%
Materials	3.39%
Telecommunication Services	0.79%
Utilities	0.36%
Emerging Markets	9.08%
Consumer Discretionary	0.52%
Consumer Staples	0.99%
Energy	1.91%
Financials	1.41%
Industrials	0.57%
Information Technology	1.39%
Materials	0.86%
Telecommunication Services	1.43%
Utilities	0.00%
Convertible Preferred Stock	0.11%
Exchange-Traded Funds	0.04%
Agency Collateralized Mortgage Obligations	0.27%
Agency Mortgage-Backed Securities	3.25%
Commercial Mortgage-Backed Securities	0.50%
Convertible Bonds	0.64%
Corporate Bonds	9.78%
Banking	1.22%
Basic Industry	1.14%
Brokerage	0.07%
Capital Goods	0.11%
Consumer Cyclical	0.52%
Consumer Non-Cyclical	0.97%
Energy	1.66%
Financials	0.56%
Insurance	0.39%
Media	0.34%
Real Estate	0.56%
Services	0.25%
Technology	0.31%
Telecommunications	0.67%
Transportation	0.15%
Utilities	0.86%
Non-Agency Asset-Backed Securities	0.15%
Non-Agency Collateralized Mortgage Obligations	0.03%
Regional Bonds	0.75%
Senior Secured Loans	1.25%
Sovereign Bonds	2.26%
Supranational Banks	0.07%
U.S. Treasury Obligations	2.18%
Preferred Stock	0.11%
Warrant	0.02%
Option Purchased	0.00%
Short-Term Investments	4.45%
Total Value of Securities	101.88%
Liabilities Net of Receivables and Other Assets	(1.88%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	1.70%
QUALCOMM	0.81%
Google Class A	0.80%
EOG Resources	0.67%
Pfizer	0.66%
Crown Castle International	0.65%
Toyota Motor	0.65%
AT&T	0.64%
Visa Class A	0.63%
Chevron	0.62%

Percentage
*Country/market	of net assets
Developed Markets	27.30%
Australia	1.77%
Austria	0.05%
Belgium	0.17%
Bermuda	0.15%
Canada	1.84%
Cayman Islands	0.49%
Denmark	0.98%
Finland	0.11%
France	3.37%
Germany	1.26%
Hong Kong	1.38%
Ireland	0.24%
Israel	0.74%
Italy	0.29%
Japan	4.61%
Luxembourg	0.19%
Netherlands	0.49%
New Zealand	0.05%
Norway	0.42%
Panama	0.05%
Singapore	0.19%
Spain	0.08%
Sweden	0.84%
Switzerland	2.49%
United Kingdom	5.05%
Emerging Markets	10.66%
Argentina	0.04%
Brazil	1.90%
China	1.00%
Colombia	0.13%
Guernsey	0.04%
India	0.85%
Indonesia	0.34%
Jersey	0.09%
Liberia	0.01%
Malaysia	0.10%
Mexico	1.03%
Peru	0.09%
Philippines	0.16%
Poland	0.18%
Republic of Korea	1.95%
Russia	0.63%
South Africa	1.03%
Taiwan	0.57%
Thailand	0.29%
Turkey	0.11%
Uruguay	0.04%
Venezuela	0.08%
Supranational	0.07%
U.S. Markets	59.40%
Total	97.43%

*Allocation includes all investments except for short-term investments.

(continues)        23

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Moderate Allocation Fund

As of September 30, 2012 (Unaudited)

Sector, country and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	57.52%
U.S. Markets	32.19%
Consumer Discretionary	3.26%
Consumer Staples	2.76%
Energy	3.44%
Financials	5.43%
Healthcare	3.90%
Industrials	2.83%
Information Technology	7.91%
Materials	0.82%
Telecommunication Services	1.29%
Utilities	0.55%
Developed Markets	18.35%
Consumer Discretionary	2.95%
Consumer Staples	2.90%
Energy	1.27%
Financials	1.66%
Healthcare	2.55%
Industrials	2.69%
Information Technology	0.85%
Materials	2.60%
Telecommunication Services	0.60%
Utilities	0.28%
Emerging Markets	6.98%
Consumer Discretionary	0.41%
Consumer Staples	0.76%
Energy	1.50%
Financials	1.10%
Industrials	0.43%
Information Technology	1.00%
Materials	0.67%
Telecommunication Services	1.11%
Convertible Preferred Stock	0.17%
Exchange-Traded Funds	0.04%
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	0.23%
Agency Mortgage-Backed Securities	5.45%
Commercial Mortgage-Backed Securities	1.37%
Convertible Bonds	1.08%
Corporate Bonds	19.83%
Banking	2.14%
Basic Industry	2.52%
Brokerage	0.23%
Capital Goods	0.30%
Consumer Cyclical	1.12%
Consumer Non-Cyclical	2.05%
Energy	3.19%
Financials	0.94%
Insurance	0.73%
Media	0.68%
Real Estate	1.04%
Services	0.44%
Technology	0.85%
Telecommunications	1.68%
Transportation	0.34%
Utilities	1.58%
Municipal Bond	0.06%
Non-Agency Asset-Backed Securities	0.55%
Non-Agency Collateralized Mortgage Obligations	0.10%
Regional Bonds	1.22%
Senior Secured Loans	2.23%
Sovereign Bonds	4.24%
Supranational Banks	0.15%
U.S. Treasury Obligations	2.27%
Preferred Stock	0.36%
Warrant	0.02%
Option Purchased	0.00%
Short-Term Investments	6.31%
Total Value of Securities	103.22%
Liabilities Net of Receivables and Other Assets	(3.22%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	1.28%
QUALCOMM	0.60%
Google Class A	0.59%
Pfizer	0.51%
EOG Resources	0.50%
Crown Castle International	0.49%
Toyota Motor	0.49%
Chevron	0.48%
AT&T	0.48%
Visa Class A	0.48%

Percentage
*Country/market	of net assets
Developed Markets	25.18%
Australia	1.77%
Austria	0.04%
Belgium	0.14%
Bermuda	0.26%
Canada	2.29%
Cayman Islands	0.70%
Denmark	0.75%
Finland	0.12%
France	2.77%
Germany	0.98%
Hong Kong	1.04%
Ireland	0.41%
Israel	0.55%
Italy	0.22%
Japan	3.55%
Luxembourg	0.36%
Netherlands	0.88%
New Zealand	0.04%
Norway	0.70%
Panama	0.12%
Singapore	0.22%
Spain	0.10%
Sweden	0.65%
Switzerland	1.90%
United Kingdom	4.62%
Emerging Markets	11.12%
Argentina	0.03%
Brazil	1.83%
British Virgin Islands	0.06%
Chile	0.28%
China	0.79%
Colombia	0.31%
Guernsey	0.03%
India	0.65%
Indonesia	0.61%
Jersey	0.09%
Liberia	0.01%
Malaysia	0.09%
Mexico	1.34%
Peru	0.15%
Philippines	0.15%
Poland	0.24%
Republic of Korea	1.60%
Qatar	0.06%
Russia	0.52%
South Africa	1.32%
Taiwan	0.41%
Thailand	0.22%
Turkey	0.12%
Uruguay	0.06%
Venezuela	0.15%
Supranational	0.15%
U.S. Markets	60.46%
Total	96.91%

*Allocation includes all investments except for short-term investments.

(continues)        25

Security type/sector allocations,
top 10 equity holdings and country allocations

Delaware Foundation® Conservative Allocation Fund
As of September 30, 2012 (Unaudited)

Sector, country and region designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type/sector	of net assets
Common Stock	38.43%
U.S. Markets	21.58%
Consumer Discretionary	2.17%
Consumer Staples	1.91%
Energy	2.29%
Financials	3.51%
Healthcare	2.64%
Industrials	1.89%
Information Technology	5.38%
Materials	0.55%
Telecommunication Services	0.86%
Utilities	0.38%
Developed Markets	12.38%
Consumer Discretionary	1.99%
Consumer Staples	1.96%
Energy	0.86%
Financials	1.12%
Healthcare	1.73%
Industrials	1.81%
Information Technology	0.57%
Materials	1.75%
Telecommunication Services	0.40%
Utilities	0.19%
Emerging Markets	4.47%
Consumer Discretionary	0.27%
Consumer Staples	0.49%
Energy	0.94%
Financials	0.70%
Industrials	0.27%
Information Technology	0.66%
Materials	0.42%
Telecommunication Services	0.72%
Convertible Preferred Stock	0.18%
Exchange-Traded Funds	0.05%
Agency Collateralized Mortgage Obligations	0.48%
Agency Mortgage-Backed Securities	8.96%
Commercial Mortgage-Backed Securities	1.75%
Convertible Bonds	1.27%
Corporate Bonds	27.36%
Banking	2.97%
Basic Industry	3.23%
Brokerage	0.28%
Capital Goods	0.40%
Consumer Cyclical	1.33%
Consumer Non-Cyclical	3.09%
Energy	4.42%
Financials	1.42%
Insurance	0.99%
Media	0.94%
Real Estate	1.37%
Services	0.58%
Technology	0.96%
Telecommunications	2.48%
Transportation	0.41%
Utilities	2.49%
Non-Agency Asset-Backed Securities	0.71%
Non-Agency Collateralized Mortgage Obligations	0.10%
Regional Bonds	1.27%
Senior Secured Loans	3.25%
Sovereign Bonds	4.91%
Supranational Banks	0.20%
U.S. Treasury Obligations	5.10%
Preferred Stock	0.39%
Warrant	0.01%
Option Purchased	0.00%
Short-Term Investments	11.05%
Total Value of Securities	105.47%
Liabilities Net of Receivables and Other Assets	(5.47%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	0.87%
QUALCOMM	0.41%
Google Class A	0.41%
EOG Resources	0.34%
Pfizer	0.34%
Crown Castle International	0.33%
Toyota Motor	0.33%
Chevron	0.33%
Visa Class A	0.32%
AT&T	0.32%

Percentage
*Country/markets	of net assets
Developed Markets	21.32%
Australia	1.78%
Austria	0.03%
Belgium	0.09%
Bermuda	0.34%
Canada	2.11%
Cayman Islands	1.08%
Denmark	0.51%
Finland	0.13%
France	2.13%
Germany	0.66%
Hong Kong	0.69%
Ireland	0.35%
Israel	0.37%
Italy	0.23%
Japan	2.39%
Luxembourg	0.57%
Netherlands	0.89%
New Zealand	0.03%
Norway	0.89%
Panama	0.13%
Singapore	0.10%
Spain	0.11%
Sweden	0.44%
Switzerland	1.29%
United Kingdom	3.98%
Emerging Markets	9.29%
Argentina	0.02%
Brazil	1.43%
British Virgin Islands	0.14%
Chile	0.21%
China	0.50%
Colombia	0.41%
Guernsey	0.02%
India	0.42%
Indonesia	0.66%
Jersey	0.04%
Liberia	0.01%
Malaysia	0.08%
Mexico	1.11%
Peru	0.21%
Philippines	0.11%
Poland	0.31%
Republic of Korea	1.17%
Russia	0.31%
South Africa	1.34%
Taiwan	0.26%
Thailand	0.15%
Turkey	0.12%
Uruguay	0.08%
Venezuela	0.18%
Supranational	0.20%
U.S. Markets	63.61%
Total	94.42%

*Allocation includes all investments except for short-term investments.

Statements of net assets

Delaware Foundation® Equity Fund
September 30, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 96.02%
U.S. Markets – 54.90%
Consumer Discretionary – 5.52%
†	AFC Enterprises	54	$1,328
†	Apollo Group Class A	94	2,731
†	Bally Technologies	12	593
†	BorgWarner	12	829
*†	Buffalo Wild Wings	10	857
	CEC Entertainment	22	663
	Cheesecake Factory	24	858
	Cinemark Holdings	36	807
	Comcast Class A	254	9,086
	Comcast Special Class	121	4,211
	Cooper Tire & Rubber	45	863
	DSW Class A	35	2,335
†	Express	35	519
	Ford Motor	251	2,475
†	G-III Apparel Group	27	969
†	Iconix Brand Group	59	1,076
†	Jack in the Box	39	1,096
	Jarden	52	2,748
	Jones Group	26	335
*†	Jos. A Bank Clothiers	26	1,260
†	Liberty Interactive Class A	448	8,288
	Lowe’s	314	9,495
	Macy’s	64	2,408
†	Madden (Steven)	29	1,268
	McDonald’s	42	3,854
	National CineMedia	46	753
	NIKE Class B	75	7,118
	Nordstrom	44	2,428
*†	OpenTable	14	582
†	Perry Ellis International	45	992
†	priceline.com	15	9,281
*	Regal Entertainment Group Class A	46	647
†	Shuffle Master	75	1,186
*	Staples	397	4,573
	Starbucks	35	1,776
	Starwood Hotels & Resorts Worldwide	9	522
	Target	43	2,729
†	Tenneco	32	896
	Viacom Class B	59	3,162
			97,597
Consumer Staples – 5.13%
	Archer-Daniels-Midland	448	12,176
	Avon Products	637	10,160
	Casey’s General Stores	24	1,371
	Coca-Cola	56	2,124
	CVS Caremark	262	12,685
	General Mills	62	2,471
	J&J Snack Foods	19	1,089
	Kimberly-Clark	134	11,495
†	Kraft Foods	208	8,601
	PepsiCo	58	4,105
†	Prestige Brands Holdings	39	661
	Procter & Gamble	84	5,826
*	Safeway	522	8,399
†	Susser Holdings	31	1,121
	Walgreen	228	8,308
			90,592
Energy – 5.71%
	Baker Hughes	19	859
*	Berry Petroleum Class A	20	813
†	Bonanza Creek Energy	32	754
	Bristow Group	23	1,163
*†	C&J Energy Services	32	637
†	Carrizo Oil & Gas	37	925
	Chevron	122	14,220
	ConocoPhillips	147	8,405
	EOG Resources	136	15,238
	Exxon Mobil	64	5,853
	Halliburton	244	8,220
	Hess	33	1,773
†	Key Energy Services	91	637
	Kinder Morgan	329	11,686
*	Lufkin Industries	15	807
	Marathon Oil	304	8,989
	National Oilwell Varco	17	1,362
†	Newfield Exploration	29	908
	Occidental Petroleum	20	1,721
†	Pioneer Energy Services	103	802
†	RigNet	41	759
†	Rosetta Resources	23	1,102
	Schlumberger	50	3,617
†	Swift Energy	35	731
	Williams	257	8,987
			100,968
Financials – 9.05%
	Acadia Realty Trust	5	124
	AFLAC	49	2,346
	Allstate	214	8,477
	American Equity Investment Life Holding	87	1,012
	Ameriprise Financial	34	1,927
†	AMERISAFE	20	543
	Apartment Investment & Management	22	572
	AvalonBay Communities	13	1,768
	Bank of New York Mellon	377	8,528
†	BBCN Bancorp	57	719
	BlackRock	14	2,496
	Boston Properties	24	2,655
	Brandywine Realty Trust	43	524
	BRE Properties	7	328
	Camden Property Trust	17	1,096
†	Capital Bank Financial	31	558
	Capital One Financial	42	2,394
	Cardinal Financial	66	944

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	CBL & Associates Properties	23	$491
	City Holding	25	896
	CME Group	102	5,845
	Colonial Properties Trust	19	400
	Corporate Office Properties Trust	10	240
	DCT Industrial Trust	191	1,236
*	DDR	59	906
	Digital Realty Trust	9	629
	Dime Community Bancshares	58	838
	Douglas Emmett	15	346
	Duke Realty	15	221
*	DuPont Fabros Technology	39	985
	EastGroup Properties	33	1,756
	Education Realty Trust	49	534
	Entertainment Properties Trust	22	977
	Equity Lifestyle Properties	8	545
	Equity Residential	36	2,071
	Essex Property Trust	5	741
	Extra Space Storage	12	399
	Federal Realty Investment Trust	8	842
†	First Industrial Realty Trust	20	263
	Flushing Financial	56	885
	General Growth Properties	60	1,169
	HCP	49	2,180
	Health Care REIT	20	1,155
	Healthcare Realty Trust	25	576
	Home Bancshares	22	750
	Host Hotels & Resorts	216	3,467
	Independent Bank	28	843
†	IntercontinentalExchange	88	11,739
	JPMorgan Chase	114	4,615
	Kilroy Realty	17	761
	Kimco Realty	43	872
	LaSalle Hotel Properties	46	1,228
	Lexington Realty Trust	42	406
	Liberty Property Trust	31	1,123
	Macerich	27	1,545
	Marsh & McLennan	248	8,415
*	National Retail Properties	65	1,983
	Park National	15	1,050
†	Piper Jaffray	28	713
	Primerica	30	859
	ProAssurance	5	452
	Progressive	424	8,794
	ProLogis	45	1,576
	Prosperity Bancshares	22	938
	Prudential Financial	47	2,562
	PS Business Parks	9	601
	Public Storage	16	2,227
	Ramco-Gershenson Properties Trust	26	326
	Rayonier	8	392
	Regency Centers	19	926
	Simon Property Group	39	5,921
	SL Green Realty	15	1,201
	Sovran Self Storage	22	1,273
	State Street	47	1,972
†	Strategic Hotels & Resorts	42	252
†	Sunstone Hotel Investors	38	418
	Susquehanna Bancshares	90	941
	Tanger Factory Outlet Centers	18	582
	Taubman Centers	4	307
†	Texas Capital Bancshares	13	646
	Travelers	167	11,398
	Trustmark	29	706
	UDR	25	621
	Ventas	29	1,805
	Vornado Realty Trust	16	1,297
†	WageWorks	15	262
†	Walter Investment Management	25	925
	Webster Financial	44	1,043
	Wells Fargo	147	5,076
			159,946
Healthcare – 6.58%
	Abbott Laboratories	49	3,359
†	Acorda Therapeutics	34	871
†	Air Methods	13	1,552
*†	Align Technology	40	1,479
	Allergan	132	12,089
	Baxter International	139	8,376
	Cardinal Health	212	8,262
†	Celgene	34	2,598
*†	Cepheid	13	449
	Conmed	34	969
	CryoLife	79	531
†	Express Scripts	61	3,823
†	Gilead Sciences	58	3,847
†	Greenway Medical Technologies	36	616
†	Haemonetics	15	1,203
*†	Incyte	40	722
*†	InterMune	52	466
	Johnson & Johnson	128	8,820
	Merck	307	13,845
†	Merit Medical Systems	72	1,075
	Perrigo	50	5,809
	Pfizer	575	14,288
	Quest Diagnostics	139	8,817
*†	Quidel	56	1,060
*†	Spectrum Pharmaceuticals	78	913
	Thermo Fisher Scientific	49	2,883
	UnitedHealth Group	74	4,100
†	Vertex Pharmaceuticals	32	1,790
†	WellCare Health Plans	10	566
	West Pharmaceutical Services	21	1,114
			116,292

(continues)        29

Statements of net assets

Delaware Foundation® Equity Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Industrials – 4.76%
	AAON	45	$886
	Acuity Brands	28	1,772
	Applied Industrial Technologies	34	1,409
	Barnes Group	40	1,000
	Caterpillar	81	6,969
†	Chart Industries	15	1,108
†	Columbus McKinnon	42	635
†	CRA International	25	432
†	Cross Country Healthcare	71	335
	Cummins	12	1,107
	Deere	34	2,805
*	Eaton	21	992
	ESCO Technologies	23	894
†	Esterline Technologies	19	1,067
	FedEx	17	1,439
	Fluor	23	1,294
†	FTI Consulting	24	640
	General Electric	177	4,020
†	Genesee & Wyoming	12	802
	Granite Construction	22	632
	Honeywell International	50	2,988
†	Hub Group Class A	37	1,098
	Hunt (J.B.) Transport Services	26	1,353
†	Kadant	37	858
*†	KEYW Holding	63	788
†	Kforce	68	802
	Lockheed Martin	20	1,868
	Manpower	24	883
	McGrath RentCorp	22	574
†	MYR Group	42	838
	Northrop Grumman	122	8,104
	Raytheon	149	8,516
	Republic Services	42	1,155
	Rockwell Collins	14	751
†	RPX	34	381
†	Tetra Tech	30	788
*†	Titan Machinery	33	669
	Towers Watson Class A	31	1,645
	Triumph Group	34	2,126
	Union Pacific	24	2,849
	United Stationers	38	989
	United Technologies	51	3,993
	URS	31	1,095
	US Ecology	45	971
	Waste Management	242	7,763
			84,083
Information Technology – 13.61%
	Accenture Class A	43	3,011
†	Adobe Systems	285	9,251
*	Adtran	33	570
*†	Amkor Technology	128	563
	Anixter International	15	862
	Apple	58	38,701
†	Applied Micro Circuits	115	582
	Avago Technologies	39	1,360
†	BMC Software	236	9,792
†	Brightcove	55	642
†	Cirrus Logic	21	806
	Cisco Systems	498	9,507
†	Citrix Systems	14	1,072
†	Cognizant Technology Solutions Class A	36	2,517
†	comScore	32	488
†	EMC	144	3,927
*†	EPAM Systems	26	492
*†	ExactTarget	22	533
†	ExlService Holdings	18	531
†	FARO Technologies	29	1,198
†	Google Class A	24	18,108
	Intel	443	10,047
	International Business Machines	13	2,697
†	InterXion Holding	44	1,000
	Intuit	177	10,422
†	IXYS	73	724
*	j2 Global	37	1,214
†	Liquidity Services	17	854
†	LogMeln	38	852
	MasterCard Class A	30	13,544
	Microsoft	184	5,480
	Motorola Solutions	171	8,644
*†	NETGEAR	24	915
†	Nuance Communications	50	1,245
	Plantronics	23	813
†	Polycom	272	2,685
	QUALCOMM	296	18,497
†	QuinStreet	47	394
†	Rofin-Sinar Technologies	32	631
†	Semtech	37	931
†	Shutterfly	25	778
†	SS&C Technologies Holdings	44	1,109
*†	Synaptics	26	625
	Syntel	12	749
*†	TeleTech Holdings	52	887
†	Teradata	107	8,069
	Texas Instruments	62	1,708
†	Trulia	7	150
†	ValueClick	48	825
†	VeriSign	174	8,472
*†	ViaSat	17	635
	Visa Class A	107	14,368
†	Vocus	47	943
	Xerox	1,133	8,316
†	Yahoo	424	6,773
			240,509
Materials – 1.40%
	Allegheny Technologies	52	1,659
	Boise	94	823

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Materials (continued)
Buckeye Technologies	23	$737
Celanese Class A	46	1,744
† Coeur d’Alene Mines	31	894
duPont (E.I.) deNemours	221	11,110
Eastman Chemical	34	1,938
Innophos Holdings	17	824
International Paper	58	2,107
Kaiser Aluminum	11	642
Koppers Holdings	20	699
† TPC Group	16	653
*† US Silica Holdings	61	827
		24,657
Telecommunication Services – 2.16%
AT&T	360	13,572
Atlantic Tele-Network	15	645
† Crown Castle International	230	14,742
NTELOS Holdings	27	469
Verizon Communications	192	8,749
		38,177
Utilities – 0.98%
AGL Resources	34	1,391
Cleco	26	1,091
Edison International	220	10,052
MDU Resources Group	73	1,609
NorthWestern	20	725
OGE Energy	33	1,830
UIL Holdings	18	645
		17,343
Total U.S. Markets
(cost $745,798)		970,164

§Developed Markets – 29.15%
Consumer Discretionary – 4.86%
Adidas	25	2,051
* Aeon	100	1,132
Bayerische Motoren Werke	88	6,436
British Sky Broadcasting Group	130	1,561
Cie Financiere Richemont Class A	18	1,079
Crown	127	1,199
Don Quijote	200	7,704
Hennes & Mauritz Class B	55	1,911
LVMH Moet Hennessy Louis Vuitton	9	1,353
Nitori Holdings	33	3,067
* Pirelli & C	105	1,131
PPR	44	6,751
Publicis Groupe	113	6,324
Reed Elsevier	105	1,004
Sky City Entertainment Group	395	1,238
Sumitomo Rubber Industries	422	5,014
Suzuki Motor	100	1,942
Techtronic Industries	4,000	7,294
* Toyota Motor	400	15,587
Yamada Denki	23	1,010
* Yamaha	100	928
Yue Yuen Industrial Holdings	3,000	10,098
		85,814
Consumer Staples – 4.40%
Anheuser-Busch InBev	29	2,466
† Aryzta	253	12,133
Asahi Group Holdings	100	2,466
British American Tobacco	72	3,697
Carlsberg Class B	76	6,734
Coca-Cola Amatil	495	6,964
Danone	20	1,231
Diageo	96	2,697
Greggs	642	5,205
Imperial Tobacco Group	40	1,481
Kerry Group Class A	27	1,383
Koninklijke Ahold	115	1,440
L’Oreal	16	1,979
Nestle	84	5,297
Reckitt Benckiser Group	42	2,418
SABMiller	30	1,318
Tate & Lyle	127	1,365
Tesco	1,826	9,790
Unilever	47	1,709
Unilever CVA	62	2,193
WM Morrison Supermarkets	335	1,543
Woolworths	78	2,328
		77,837
Energy – 2.15%
Aker Solutions	70	1,326
AMEC	70	1,295
BG Group	123	2,483
† Lundin Petroleum	47	1,146
Noble	54	1,932
Petrofac	65	1,674
Saipem	34	1,633
Santos	120	1,414
Subsea 7	340	7,846
Technip	14	1,556
Total	186	9,226
Transocean	145	6,509
		38,040
Financials – 2.49%
AIA Group	400	1,491
Alterra Capital Holdings	43	1,029
AXA	464	6,911
Erste Group Bank	54	1,205
Man Group	890	1,184
Mitsubishi UFJ Financial Group	1,900	8,914
Muenchener Rueckversicherungs	10	1,561

(continues)        31

Statements of net assets

Delaware Foundation® Equity Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Financials (continued)
Nordea Bank	921	$9,108
Seven Bank	500	1,525
Standard Chartered	433	9,789
Tryg	19	1,234
		43,951
Healthcare – 4.25%
† Alkermes	78	1,619
Bayer	25	2,147
Cie Generale d’Optique Essilor International	21	1,966
Coloplast Class B	5	1,041
CSL	45	2,148
* Dainippon Sumitomo Pharma	100	1,100
Fresenius	16	1,857
GlaxoSmithKline	238	5,487
† ICON ADR	40	975
Luxottica Group	44	1,557
Meda Class A	270	2,732
Novartis	150	9,179
Novo Nordisk ADR	63	9,942
Novo Nordisk Class B	22	3,476
Roche Holding	32	5,978
Sanofi	111	9,464
Teva Pharmaceutical Industries ADR	349	14,451
		75,119
Industrials – 4.05%
ABB	80	1,501
Alstom	191	6,697
Assa Abloy Class B	40	1,299
Brambles	220	1,602
Cie de Saint-Gobain	82	2,880
Deutsche Post	435	8,496
East Japan Railway	120	7,952
Elbit Systems	29	992
European Aeronautic Defence & Space	47	1,490
G4S	280	1,201
Hoya	100	2,198
IHI	1,000	2,230
Invensys	260	983
ITOCHU	717	7,270
Komatsu	100	1,970
* Kone Class B	22	1,522
Koninklijke Philips Electronics	94	2,193
QR National	340	1,203
Rolls-Royce Holdings	64	871
Schindler Holding	11	1,352
Schneider Electric	32	1,894
Teleperformance	357	10,225
Volvo Class B	140	1,964
Yamato Holdings	100	1,584
		71,569
Information Technology – 1.20%
ASM Pacific Technology	100	1,183
ASML Holding	40	2,138
† CGI Group Class A	460	12,352
Computershare	130	1,120
† Foxconn International Holdings	3,000	987
SAP	32	2,266
Seiko Epson	200	1,220
		21,266
Materials – 4.24%
Air Liquide	18	2,231
* Anglo American	43	1,262
Anglo American ADR	100	1,467
† AuRico Gold	941	6,614
BASF	45	3,796
BHP Billiton Limited	160	5,485
Holmen B Shares	34	929
Israel Chemicals	170	2,061
Johnson Matthey	37	1,442
Lafarge	70	3,770
* Lonmin	112	1,008
Rexam	1,512	10,619
Rio Tinto	187	8,712
Rio Tinto Limited	23	1,273
Syngenta	6	2,243
Syngenta ADR	109	8,159
Umicore	26	1,359
Yamana Gold	655	12,512
		74,942
Telecommunication Services – 1.04%
BT Group	635	2,366
KDDI	100	7,768
Millicom International Cellular SDR	12	1,114
Vodafone Group	1,740	4,938
Vodafone Group ADR	76	2,166
		18,352
Utilities – 0.47%
Centrica	230	1,218
National Grid	541	5,967
Shikoku Electric Power	100	1,129
		8,314
Total Developed Markets
(cost $468,498)		515,204

XEmerging Markets – 11.97%
Consumer Discretionary – 0.64%
Grupo Televisa ADR	230	5,407
Hyundai Home Shopping Network	40	4,310
Hyundai Motor	7	1,584
		11,301

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Consumer Staples – 1.33%
*	Brazil Foods ADR	229	$3,962
	Cia Brasileira de Distribuicao Grupo Pao
	de Acucar ADR	51	2,301
	Fomento Economico Mexicano ADR	32	2,943
†	Hypermarcas	326	2,371
	Lotte Chilsung Beverage	5	6,191
	Lotte Confectionery	2	2,787
	Tingyi Cayman Islands Holding	139	419
	Tsingtao Brewery	71	392
	Wal-Mart de Mexico Series V	730	2,056
			23,422
Energy – 2.43%
	China Petroleum & Chemical	1,500	1,401
	CNOOC ADR	11	2,230
	Gazprom ADR	533	5,346
	LUKOIL ADR	56	3,446
	PetroChina ADR	16	2,067
	Petroleo Brasileiro SA ADR	388	8,901
†	Polski Koncern Naftowy Orlen	102	1,449
	PTT	277	2,957
#	Reliance Industries GDR 144A	295	9,287
†	Rosneft Oil GDR	315	2,117
	Sasol ADR	48	2,140
	Tambang Batubara Bukit Asam Persero	1,000	1,693
			43,034
Financials – 1.82%
	Banco Santander Brasil ADR	300	2,211
	Bangkok Bank	271	1,706
	China Construction Bank	2,897	2,010
=#†	Etalon Group GDR 144A	200	1,256
†	Grupo Financiero Santander Mexico SAB
	de CV Class B ADR	122	1,671
	ICICI Bank ADR	48	1,927
	Industrial & Commercial Bank of China	5,125	3,027
*	Itau Unibanco Holding ADR	200	3,056
	KB Financial Group ADR	124	4,376
	Samsung Life Insurance	22	1,898
=	Sberbank	1,267	3,695
	Standard Bank Group	275	3,490
†	UEM Land Holdings	3,277	1,801
			32,124
Industrials – 0.82%
	All America Latina Logistica	330	1,356
†	Empresas ICA SAB de CV ADR	200	1,548
*†	Gol Linhas Aereas Inteligentes ADR	250	1,435
	KCC	13	3,403
	Remgro	99	1,728
	Santos Brasil Participacoes	113	1,606
	Siam Cement	100	1,133
	United Tractors	1,085	2,347
			14,556
Information Technology – 1.81%
†	Baidu ADR	18	2,103
	Hon Hai Precision Industry	1,826	5,727
†	LG Display ADR	138	1,735
	Samsung Electronics	9	10,878
*†	Sina	31	2,005
*†	Sohu.com	47	1,978
	Taiwan Semiconductor Manufacturing ADR	246	3,892
	United Microelectronics	7,390	3,074
†	WNS Holdings ADR	57	584
			31,976
Materials – 1.20%
	Anglo American Platinum	25	1,286
†	ArcelorMittal South Africa	226	1,113
*	Braskem ADR	103	1,453
	Cemex ADR	317	2,641
*†	Fibria Celulose ADR	430	4,016
	Gerdau	200	1,572
	Gerdau ADR	118	1,122
*	Impala Platinum Holdings	86	1,436
	Siam Cement NVDR	100	1,133
	Vale ADR	300	5,370
			21,142
Telecommunication Services – 1.92%
	America Movil ADR	99	2,519
	China Mobile ADR	57	3,156
	China Telecom	4,000	2,311
*	China Unicom Hong Kong ADR	233	3,800
	Chunghwa Telecom ADR	79	2,508
	KT ADR	258	4,035
	Mobile Telesystems ADR	91	1,594
	MTN Group	135	2,599
	SK Telecom ADR	354	5,147
	Telefonica Brasil ADR	80	1,739
†	Turkcell Iletisim Hizmet ADR	141	2,135
*	Vodacom Group	194	2,380
			33,923
Total Emerging Markets
	(cost $217,228)		211,478

Total Common Stock
	(cost $1,431,524)		1,696,846

Exchange-Traded Funds – 1.50%
*	iShares Dow Jones US Real Estate
	Index Fund	4	258
	iShares MSCI EAFE Growth Index	37	2,090
*	iShares MSCI Hong Kong Index Fund	100	1,820

(continues)       33

Statements of net assets

Delaware Foundation® Equity Fund

	Number of	Value
	Shares	(U.S. $)
Exchange-Traded Funds (continued)
* iShares MSCI Japan Index Fund	2,325	$21,296
iShares MSCI Singapore Index Fund	85	1,140
Total Exchange-Traded Funds
(cost $26,885)		26,604

Warrant – 0.03%
Kinder Morgan	154	537
Total Warrant (cost $276)		537

	Principal
	Amount
	(U.S. $)
Short-Term Investments – 2.92%
≠Discount Notes – 0.70%
Federal Home Loan Bank
0.05% 10/26/12	$7,373	7,373
0.095% 11/28/12	5,070	5,070
		12,443
Repurchase Agreement – 1.18%
Bank of America 0.13%, dated 9/28/12, to
be repurchased on 10/1/12, repurchase
price $16,508 (collateralized by
U.S. government obligations
0.625%-0.75% 12/15/13-6/30/17;
market value $16,838)	16,508	16,508
BNP Paribas 0.17%, dated 9/28/12,
to be repurchased on 10/1/12,
repurchase price $4,316
(collateralized by U.S. government
obligations 0.875% 2/28/17; market
value $4,402)	4,315	4,315
		20,823
≠U.S. Treasury Obligations – 1.04%
U.S. Treasury Bills
0.10% 10/4/12	3,709	3,709
0.042% 10/25/12	8,804	8,804
0.05% 11/15/12	5,820	5,820
		18,333
Total Short-Term Investments
(cost $51,598)		51,599

Total Value of Securities Before Securities
Lending Collateral – 100.47%
(cost $1,510,283)		1,775,586

	Number of
	Shares
Securities Lending Collateral** – 6.25%
Investment Companies
Delaware Investments Collateral
Fund No. 1	110,408	110,408
Total Securities Lending Collateral
(cost $110,408)		110,408

Total Value of Securities – 106.72%
(cost $1,620,691)		$1,885,994	©
Obligation to Return Securities Lending
Collateral** – (6.25%)		(110,408)
Other Liabilities Net of Receivables and
Other Assets – (0.47%)		(8,365	)«
Net Assets Applicable to 170,385 Shares
Outstanding – 100.00%		$1,767,221

Net Asset Value – Delaware Foundation® Equity Fund
Class A ($397,304 / 38,350 Shares)		$10.36
Net Asset Value – Delaware Foundation Equity Fund
Class C ($38,402 / 3,735 Shares)		$10.28
Net Asset Value – Delaware Foundation Equity Fund
Class R ($6,604 / 638.7 Shares)		$10.34
Net Asset Value – Delaware Foundation Equity Fund
Institutional Class ($1,324,911 / 127,661 Shares)		$10.38

Components of Net Assets at September 30, 2012:
Shares of beneficial interest
(unlimited authorization – no par)		$1,521,708
Undistributed net investment income		13,663
Accumulated net realized loss on investments		(33,257)
Net unrealized appreciation of investments
and foreign currencies		265,107
Total net assets		$1,767,221
†	Non income producing security.
*	Fully or partially on loan.
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but more risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2012, the aggregate value of Rule 144A securities was $10,543, which represented 0.60% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2012, the aggregate value of fair valued securities was $4,951, which represented 0.28% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements.”
©	Includes $108,158 of securities loaned
«	Includes foreign currency valued at $137 with a cost of $137.

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Equity Fund
Net asset value Class A (A)	$10.36
Sales charge (5.75% of offering price) (B)	0.63
Offering price	$10.99

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts were outstanding at September 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	CNY	(135)	USD	21	10/1/12	$—
MNB	GBP	(24)	USD	38	10/1/12	—
MNB	GBP	(419)	USD	677	10/2/12	1
MNB	GBP	(1,182)	USD	1,906	10/3/12	(4)
MNB	HKD	165	USD	(21)	10/1/12	—
MNB	JPY	617,633	USD	(7,959)	10/3/12	(42)
						$(45)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
CNY — China Yuan Renminbi
CVA — Dutch Certificate
GBP — British Pound Sterling
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
JPY — Japanese Yen
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipt
REIT — Real Estate Investment Trust
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)        35

Statements of net assets

Delaware Foundation® Growth Allocation Fund
September 30, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 76.02%
U.S. Markets – 43.01%
Consumer Discretionary – 4.37%
†	AFC Enterprises	2,450	$60,270
†	Apollo Group Class A	4,200	122,010
†	Bally Technologies	585	28,893
†	BorgWarner	510	35,246
†	Buffalo Wild Wings	450	38,583
	CEC Entertainment	1,065	32,078
	Cheesecake Factory	1,095	39,146
	Cinemark Holdings	1,725	38,692
	Comcast Class A	11,600	414,932
	Comcast Special Class	5,430	188,964
	Cooper Tire & Rubber	2,090	40,086
	DSW Class A	1,450	96,744
†	Express	1,620	24,008
	Ford Motor	10,860	107,080
†	G-III Apparel Group	1,215	43,619
†	Iconix Brand Group	2,925	53,352
†	Jack in the Box	1,870	52,566
	Jarden	2,320	122,589
	Jones Group	1,255	16,152
†	Jos. A Bank Clothiers	1,210	58,661
†	Liberty Interactive Class A	20,000	370,000
	Lowe’s	13,300	402,192
	Macy’s	2,840	106,841
†	Madden (Steven)	1,730	75,636
	McDonald’s	1,850	169,738
	National CineMedia	2,310	37,815
	NIKE Class B	3,275	310,830
	Nordstrom	2,110	116,430
†	OpenTable	625	26,000
†	Perry Ellis International	2,240	49,392
†	priceline.com	675	417,642
	Regal Entertainment Group
	Class A	1,860	26,170
†	Shuffle Master	3,920	61,975
	Staples	17,625	203,040
	Starbucks	1,600	81,200
	Starwood Hotels &
	Resorts Worldwide	425	24,633
	Target	1,880	119,324
†	Tenneco	1,520	42,560
	Viacom Class B	2,580	138,262
			4,393,351
Consumer Staples – 3.77%
	Archer-Daniels-Midland	15,600	424,008
	Avon Products	21,100	336,545
	Casey’s General Stores	1,080	61,711
	Coca-Cola	2,560	97,101
	CVS Caremark	11,500	556,829
	General Mills	2,590	103,212
	J&J Snack Foods	830	47,584
	Kimberly-Clark	5,980	512,963
†	Kraft Foods	9,400	388,690
	PepsiCo	2,810	198,864
†	Prestige Brands Holdings	1,880	31,885
	Procter & Gamble	3,570	247,615
	Safeway	22,400	360,416
†	Susser Holdings	1,390	50,276
	Walgreen	10,100	368,044
			3,785,743
Energy – 4.41%
	Baker Hughes	780	35,279
	Berry Petroleum Class A	1,045	42,458
†	Bonanza Creek Energy	1,435	33,809
	Bristow Group	1,115	56,363
†	C&J Energy Services	1,500	29,850
†	Carrizo Oil & Gas	1,735	43,392
	Chevron	5,340	622,431
	ConocoPhillips	6,600	377,388
	EOG Resources	6,025	675,102
	Exxon Mobil	2,830	258,804
	Halliburton	10,300	347,007
	Hess	1,440	77,357
†	Key Energy Services	4,170	29,190
	Kinder Morgan	14,569	517,491
	Lufkin Industries	690	37,136
	Marathon Oil	12,400	366,668
	National Oilwell Varco	730	58,480
†	Newfield Exploration	1,270	39,776
	Occidental Petroleum	840	72,290
†	Pioneer Energy Services	4,745	36,964
†	RigNet	1,830	33,855
†	Rosetta Resources	1,060	50,774
	Schlumberger	2,410	174,315
†	Swift Energy	1,580	32,990
	Williams	10,900	381,173
			4,430,342
Financials – 7.27%
	Acadia Realty Trust	250	6,205
	AFLAC	2,110	101,027
	Allstate	9,600	380,256
	American Equity Investment
	Life Holding	4,350	50,591
	Ameriprise Financial	1,480	83,901
†	AMERISAFE	935	25,376
	Apartment Investment
	& Management	1,025	26,640
	AvalonBay Communities	600	81,594
	Bank of New York Mellon	16,900	382,278
†	BBCN Bancorp	2,750	34,678
	BlackRock	580	103,414
	Boston Properties	1,100	121,671
	Brandywine Realty Trust	1,975	24,075
	BRE Properties	325	15,239

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Camden Property Trust	800	$51,592
†	Capital Bank Financial	1,450	26,100
	Capital One Financial	1,740	99,197
	Cardinal Financial	3,170	45,331
	CBL & Associates Properties	1,050	22,407
	City Holding	1,235	44,262
	CME Group	4,525	259,283
	Colonial Properties Trust	875	18,419
	Corporate Office
	Properties Trust	450	10,787
	DCT Industrial Trust	9,115	58,974
	DDR	2,725	41,856
	Digital Realty Trust	425	29,686
	Dime Community Bancshares	2,760	39,854
	Douglas Emmett	700	16,149
	Duke Realty	700	10,290
	DuPont Fabros Technology	1,815	45,829
	EastGroup Properties	1,555	82,726
	Education Realty Trust	2,300	25,070
	Entertainment Properties Trust	1,115	49,539
	Equity Lifestyle Properties	375	25,545
	Equity Residential	1,675	96,363
	Essex Property Trust	250	37,060
	Extra Space Storage	550	18,288
	Federal Realty Investment Trust	400	42,120
†	First Industrial Realty Trust	925	12,155
	Flushing Financial	2,745	43,371
	General Growth Properties	2,775	54,057
	HCP	2,250	100,080
	Health Care REIT	950	54,863
	Healthcare Realty Trust	1,175	27,084
	Home Bancshares	1,040	35,454
	Host Hotels & Resorts	9,335	149,827
	Independent Bank	1,415	42,577
†	IntercontinentalExchange	3,900	520,298
	JPMorgan Chase	5,140	208,067
	Kilroy Realty	775	34,705
	Kimco Realty	2,000	40,540
	LaSalle Hotel Properties	2,265	60,453
	Lexington Realty Trust	1,950	18,837
	Liberty Property Trust	1,425	51,642
	Macerich	1,250	71,538
	Marsh & McLennan	11,200	380,016
	National Retail Properties	2,905	88,603
	Park National	685	47,964
†	Piper Jaffray	1,345	34,230
	Primerica	1,525	43,676
	ProAssurance	375	33,915
	Progressive	18,800	389,912
	ProLogis	2,100	73,563
	Prosperity Bancshares	1,160	49,439
	Prudential Financial	2,000	109,020
	PS Business Parks	400	26,728
	Public Storage	750	104,378
	Ramco-Gershenson
	Properties Trust	1,175	14,723
	Rayonier	375	18,379
	Regency Centers	900	43,857
	Simon Property Group	1,825	277,053
	SL Green Realty	725	58,051
	Sovran Self Storage	1,230	71,156
	State Street	2,040	85,598
†	Strategic Hotels & Resorts	1,925	11,569
†	Sunstone Hotel Investors	1,775	19,525
	Susquehanna Bancshares	4,320	45,187
	Tanger Factory Outlet Centers	850	27,481
	Taubman Centers	200	15,346
†	Texas Capital Bancshares	685	34,051
	Travelers	7,440	507,853
	Trustmark	1,415	34,441
	UDR	1,150	28,543
	Ventas	1,350	84,038
	Vornado Realty Trust	750	60,788
†	WageWorks	700	12,215
†	Walter Investment Management	1,105	40,896
	Webster Financial	2,265	53,681
	Wells Fargo	6,530	225,481
			7,310,576
Healthcare – 5.22%
	Abbott Laboratories	2,380	163,173
†	Acorda Therapeutics	1,550	39,696
†	Air Methods	625	74,606
†	Align Technology	1,860	68,764
	Allergan	5,800	531,164
	Baxter International	6,500	391,690
	Cardinal Health	10,000	389,700
†	Celgene	1,430	109,252
†	Cepheid	605	20,879
	Conmed	1,550	44,175
	CryoLife	3,865	25,973
†	Express Scripts	2,620	164,195
†	Gilead Sciences	2,500	165,825
†	Greenway Medical Technologies	1,790	30,609
†	Haemonetics	685	54,937
†	Incyte	1,840	33,212
†	InterMune	2,355	21,124
	Johnson & Johnson	5,890	405,880
	Merck	13,650	615,615
†	Merit Medical Systems	3,368	50,284
	Perrigo	2,225	258,478
	Pfizer	26,518	658,972
	Quest Diagnostics	6,000	380,580

(continues)       37

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Healthcare (continued)
†	Quidel	2,655	$50,259
†	Spectrum Pharmaceuticals	3,540	41,418
	Thermo Fisher Scientific	2,140	125,896
	UnitedHealth Group	3,160	175,096
†	Vertex Pharmaceuticals	1,370	76,652
†	WellCare Health Plans	475	26,861
	West Pharmaceutical Services	920	48,824
			5,243,789
Industrials – 3.75%
	AAON	2,115	41,644
	Acuity Brands	1,280	81,011
	Applied Industrial Technologies	1,670	69,188
	Barnes Group	1,960	49,020
	Caterpillar	3,560	306,302
†	Chart Industries	780	57,603
†	Columbus McKinnon	2,310	34,904
†	CRA International	1,155	19,958
†	Cross Country Healthcare	3,580	16,898
	Cummins	550	50,716
	Deere	1,460	120,435
	Eaton	900	42,534
	ESCO Technologies	1,070	41,570
†	Esterline Technologies	1,030	57,824
	FedEx	730	61,773
	Fluor	1,040	58,531
†	FTI Consulting	1,095	29,215
	General Electric	7,680	174,413
	Granite Construction	1,325	38,054
	Honeywell International	2,150	128,463
†	Hub Group Class A	1,790	53,127
	Hunt (J.B.) Transport Services	1,100	57,244
†	Kadant	1,675	38,843
†	KEYW Holding	2,870	35,875
†	Kforce	3,535	41,678
	Lockheed Martin	850	79,373
	Manpower	960	35,328
	McGrath RentCorp	1,070	27,916
†	MYR Group	2,075	41,396
	Northrop Grumman	5,600	372,008
	Raytheon	6,700	382,971
	Republic Services	1,880	51,719
	Rockwell Collins	580	31,111
†	RPX	1,590	17,824
†	Tetra Tech	1,475	38,734
†	Titan Machinery	1,545	31,333
	Towers Watson Class A	1,310	69,496
	Triumph Group	1,465	91,606
	Union Pacific	1,140	135,318
	United Stationers	1,750	45,535
	United Technologies	2,250	176,153
	URS	1,270	44,844
	US Ecology	2,145	46,289
	Waste Management	10,900	349,672
			3,775,449
Information Technology – 10.61%
	Accenture Class A	1,760	123,253
†	Adobe Systems	12,625	409,808
	Adtran	1,630	28,166
†	Amkor Technology	5,855	25,762
	Anixter International	720	41,371
	Apple	2,565	1,711,520
†	Applied Micro Circuits	5,535	28,007
	Avago Technologies	1,680	58,573
†	BMC Software	10,475	434,608
†	Brightcove	2,550	29,784
†	Cirrus Logic	1,070	41,077
	Cisco Systems	22,060	421,125
†	Citrix Systems	580	44,411
†	Cognizant Technology
	Solutions Class A	1,540	107,677
†	comScore	1,480	22,570
†	EMC	5,860	159,802
†	EPAM Systems	1,190	22,539
†	ExactTarget	1,030	24,947
†	ExlService Holdings	910	26,845
†	FARO Technologies	1,295	53,509
†	Google Class A	1,065	803,543
	Intel	21,760	493,517
	International Business Machines	580	120,321
†	InterXion Holding	2,095	47,598
	Intuit	7,850	462,208
†	IXYS	3,490	34,621
	j2 Global	1,745	57,271
†	Liquidity Services	800	40,168
†	LogMeln	1,725	38,692
	MasterCard Class A	1,305	589,181
	Microsoft	9,350	278,443
	Motorola Solutions	7,571	382,714
†	NETGEAR	1,040	39,666
†	Nuance Communications	2,000	49,780
	Plantronics	995	35,153
†	Polycom	12,025	118,687
	QUALCOMM	13,045	815,181
†	QuinStreet	2,165	18,164
†	Rofin-Sinar Technologies	1,455	28,707
†	Semtech	1,805	45,396
†	Shutterfly	1,130	35,166
†	SS&C Technologies Holdings	2,035	51,302
†	Synaptics	1,220	29,304
	Syntel	540	33,701
†	TeleTech Holdings	2,530	43,137
†	Teradata	4,800	361,968
	Texas Instruments	2,710	74,661
†	Trulia	340	7,283

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Information Technology (continued)
†	ValueClick	2,280	$39,193
†	VeriSign	7,700	374,913
†	ViaSat	840	31,399
	Visa Class A	4,725	634,473
†	Vocus	2,250	45,135
	Xerox	49,800	365,532
†	Yahoo	13,800	220,455
			10,661,987
Materials – 1.11%
	Allegheny Technologies	2,310	73,689
	Boise	4,860	42,574
	Buckeye Technologies	1,035	33,182
	Celanese Class A	1,930	73,166
†	Coeur d’Alene Mines	1,540	44,398
	duPont (E.I.) deNemours	9,950	500,187
	Eastman Chemical	1,450	82,665
	Innophos Holdings	800	38,792
	International Paper	2,490	90,437
	Kaiser Aluminum	500	29,195
	Koppers Holdings	900	31,437
	Materion	200	4,760
†	TPC Group	770	31,424
†	US Silica Holdings	2,800	37,968
			1,113,874
Telecommunication Services – 1.74%
	AT&T	17,000	640,901
	Atlantic Tele-Network	685	29,441
†	Crown Castle International	10,250	657,026
	NTELOS Holdings	1,315	22,842
	Verizon Communications	8,700	396,459
			1,746,669
Utilities – 0.76%
	AGL Resources	1,460	59,729
	Cleco	1,265	53,105
	Edison International	9,660	441,365
	MDU Resources Group	3,150	69,426
	NorthWestern	955	34,600
	OGE Energy	1,410	78,199
	UIL Holdings	920	32,991
			769,415
Total U.S. Markets (cost $32,396,912)			43,231,195

§Developed Markets – 23.93%
Consumer Discretionary – 3.86%
	Adidas	1,120	91,882
	Aeon	4,400	49,801
	Bayerische Motoren Werke	3,892	284,631
	British Sky Broadcasting Group	5,770	69,279
	Cie Financiere Richemont Class A	825	49,476
	Crown	5,750	54,290
	Don Quijote	9,400	362,071
	Hennes & Mauritz Class B	2,500	86,878
	LVMH Moet Hennessy
	Louis Vuitton	370	55,630
	McDonald’s Holdings Japan	1,800	51,290
	Nitori Holdings	2,271	211,046
	Pirelli & C	4,580	49,321
	PPR	1,939	297,510
	Publicis Groupe	5,009	280,323
	Reed Elsevier	4,780	45,698
	Shimamura	400	46,606
	Shimano	900	65,526
	Sky City Entertainment Group	17,400	54,522
	Sumitomo Rubber Industries	13,368	158,843
	Suzuki Motor	3,300	64,084
	Techtronic Industries	183,500	334,617
	Toyota Motor	16,686	650,200
	Yamada Denki	826	36,263
	Yamaha	4,200	38,977
	Yue Yuen Industrial Holdings	117,500	395,495
			3,884,259
Consumer Staples – 3.73%
	Anheuser-Busch InBev	1,280	108,841
†	Aryzta	11,116	533,075
	Asahi Group Holdings	2,800	69,053
	British American Tobacco	3,250	166,874
	Carlsberg Class B	3,337	295,661
	China Mengniu Dairy	40,000	119,677
	Coca-Cola Amatil	21,879	307,820
	Danone	875	53,871
	Diageo	4,320	121,354
	Greggs	28,284	229,293
	Imperial Tobacco Group	1,720	63,663
	Japan Tobacco	1,300	39,026
	Kao	2,800	82,548
	Kerry Group Class A	1,220	62,475
	Koninklijke Ahold	5,140	64,380
	Lindt & Spruengli	16	50,631
	L’Oreal	695	85,971
	Nestle	3,760	237,087
	Reckitt Benckiser Group	1,850	106,507
	SABMiller	1,235	54,248
	Tate & Lyle	5,780	62,119
	Tesco	80,598	432,123
	Toyo Suisan Kaisha	2,000	50,042
	Unilever	2,080	75,645
	Unilever CVA	2,760	97,642
	WM Morrison Supermarkets	15,100	69,546
	Woolworths	3,530	105,335
			3,744,507

(continues)      39

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Energy – 1.67%
Aker Solutions	3,190	$60,414
AMEC	2,950	54,595
BG Group	5,425	109,510
† Lundin Petroleum	2,070	50,468
Noble	2,300	82,294
Petrofac	2,850	73,409
Saipem	1,490	71,553
Santos	5,400	63,647
Subsea 7	15,026	346,728
Technip	620	68,925
Total	8,182	405,851
Transocean	6,400	287,296
		1,674,690
Financials – 2.17%
AIA Group	17,000	63,359
Alterra Capital Holdings	2,090	50,035
AXA	20,449	304,562
City Developments	6,000	57,401
Daito Trust Construction	700	70,435
Erste Group Bank	2,400	53,556
Man Group	39,200	52,131
Mitsubishi UFJ Financial Group	83,814	393,204
Muenchener Rueckversicherungs	445	69,479
Nordea Bank	40,598	401,546
Oversea-Chinese Banking	9,000	68,500
Seven Bank	19,600	59,794
Sony Financial Holdings	2,700	46,306
Standard Chartered	19,081	431,394
Swire Properties	2,850	8,821
Tryg	840	54,573
		2,185,096
Healthcare – 3.34%
† Alkermes	3,615	75,011
Bayer	1,100	94,468
Cie Generale d’Optique
Essilor International	940	88,023
Coloplast Class B	230	47,893
CSL	2,030	96,886
Dainippon Sumitomo Pharma	4,000	43,992
Fresenius	700	81,264
GlaxoSmithKline	10,730	247,355
† ICON ADR	1,805	43,988
Luxottica Group	1,945	68,809
Meda Class A	11,924	120,662
Miraca Holdings	1,200	53,913
Novartis	6,598	403,759
Novo Nordisk ADR	2,775	437,923
Novo Nordisk Class B	950	150,083
Roche Holding	1,430	267,160
Sanofi	4,911	418,727
Teva Pharmaceutical Industries ADR	14,800	612,868
		3,352,784
Industrials – 3.53%
ABB	3,550	66,587
Alstom	8,435	295,753
Assa Abloy Class B	1,820	59,090
Brambles	9,650	70,287
Central Japan Railway	600	52,759
Cie de Saint-Gobain	3,611	126,843
Deutsche Post	19,167	374,384
East Japan Railway	7,303	483,964
Elbit Systems	1,300	44,461
European Aeronautic
Defence & Space	2,110	66,878
FANUC	300	48,375
G4S	12,420	53,292
Hoya	2,600	57,156
IHI	27,000	60,219
Invensys	11,800	44,610
ITOCHU	37,423	379,435
Keppel	7,000	65,029
Komatsu	3,700	72,895
Kone Class B	975	67,470
Koninklijke Philips Electronics	4,160	97,053
Mitsubishi Electric	9,000	66,449
QR National	15,400	54,486
Rolls-Royce Holdings	2,820	38,390
Schindler Holding	490	60,231
Schneider Electric	1,415	83,744
Swire Pacific Class A	5,000	61,257
Teleperformance	15,654	448,388
Volvo Class B	6,230	87,378
Yamato Holdings	3,600	57,035
		3,543,898
Information Technology – 1.09%
ASM Pacific Technology	4,550	53,837
ASML Holding	1,815	97,003
Canon	2,600	83,151
† CGI Group Class A	19,579	525,744
Computershare	5,700	49,086
† Foxconn International Holdings	145,000	47,684
SAP	1,390	98,439
Seiko Epson	7,600	46,371
Tokyo Electron	1,000	42,620
Trend Micro	1,900	53,092
		1,097,027

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Materials – 3.39%
	Air Liquide	785	$97,295
	Anglo American	1,890	55,458
	Anglo American ADR	3,900	57,215
†	AuRico Gold	39,325	276,393
	BASF	2,025	170,836
	BHP Billiton Limited	7,240	248,192
	Holmen B Shares	1,550	42,369
	Israel Chemicals	7,500	90,926
	Johnson Matthey	1,670	65,076
	Kansai Paint	5,000	55,438
	Lafarge	3,060	164,801
	Lonmin	4,980	44,835
	Rexam	67,112	471,341
	Rio Tinto	8,292	386,323
	Rio Tinto Limited	985	54,533
	Shin-Etsu Chemical	1,200	67,525
	Syngenta	270	100,914
	Syngenta ADR	4,850	363,023
	Umicore	1,170	61,155
	Yamana Gold	27,797	530,974
			3,404,622
Telecommunication Services – 0.79%
	BT Group	28,500	106,179
	KDDI	4,000	310,709
	Millicom International
	Cellular SDR	550	51,049
	Vodafone Group	76,604	217,416
	Vodafone Group ADR	3,790	107,996
			793,349
Utilities – 0.36%
	Centrica	10,200	53,995
	National Grid	23,722	261,648
	Shikoku Electric Power	4,600	51,946
			367,589
Total Developed Markets
	(cost $21,365,120)		24,047,821

XEmerging Markets – 9.08%
Consumer Discretionary – 0.52%
	Grupo Televisa ADR	7,800	183,378
	Hyundai Home Shopping Network	1,689	181,993
	Hyundai Motor	330	74,672
	Mahindra & Mahindra	5,296	86,552
			526,595
Consumer Staples – 0.99%
	Brazil Foods ADR	9,300	160,890
	Cia Brasileira de Distribuicao Grupo
	Pao de Acucar ADR	2,200	99,242
	Fomento Economico
	Mexicano ADR	1,175	108,077
†	Hypermarcas	14,700	106,899
	Lotte Chilsung Beverage	96	118,872
	Lotte Confectionery	64	89,190
	Tingyi Cayman Islands Holding	30,245	91,076
	Tsingtao Brewery	11,202	61,830
	United Spirits	3,033	69,711
	Wal-Mart de Mexico Series V	32,174	90,604
			996,391
Energy – 1.91%
†	Cairn India	16,000	100,110
	China Petroleum & Chemical	62,000	57,889
	CNOOC ADR	500	101,365
	Gazprom ADR	15,800	158,474
	LUKOIL ADR	2,400	147,696
	PetroChina ADR	725	93,641
	Petroleo Brasileiro SA ADR	17,175	393,995
†	Polski Koncern Naftowy Orlen	4,513	64,100
	PTT	9,868	105,357
#	Reliance Industries GDR 144A	11,986	377,319
†	Rosneft Oil GDR	14,410	96,835
	Sasol ADR	2,000	89,160
	Tambang Batubara Bukit
	Asam Persero	53,000	89,718
	YPF ADR	3,200	41,600
			1,917,259
Financials – 1.41%
	Banco Santander Brasil ADR	13,110	96,621
	Bangkok Bank	14,773	93,005
	China Construction Bank	120,933	83,905
=#†	Etalon Group GDR 144A	6,500	40,820
†	Grupo Financiero Santander
	Mexico SAB de CV
	Class B ADR	5,200	71,240
	ICICI Bank ADR	2,700	108,378
	Industrial & Commercial Bank
	of China	232,600	137,385
	Itau Unibanco Holding ADR	6,300	96,264
	KB Financial Group ADR	5,993	211,493
	Samsung Life Insurance	1,090	94,057
=	Sberbank	58,570	170,808
	Standard Bank Group	10,248	130,061
†	UEM Land Holdings	153,095	84,148
			1,418,185
Industrials – 0.57%
	All America Latina Logistica	9,868	40,554
†	Empresas ICA SAB de CV ADR	8,100	62,694
†	Gol Linhas Aereas
	Inteligentes ADR	9,900	56,826

(continues)       41

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Industrials (continued)
KCC		545	$142,652
Remgro		4,027	70,278
Santos Brasil Participacoes		5,000	71,043
Siam Cement		4,300	48,700
United Tractors		34,452	74,520
			567,267
Information Technology – 1.39%
† Baidu ADR		800	93,456
Hon Hai Precision Industry		66,976	210,063
† LG Display ADR		6,900	86,733
Samsung Electronics		432	522,122
† Sina		1,500	97,020
† Sohu.com		2,200	92,598
Taiwan Semiconductor
Manufacturing		43,074	131,867
Taiwan Semiconductor
Manufacturing ADR		4,500	71,190
United Microelectronics		160,000	66,546
† WNS Holdings ADR		2,645	27,085
			1,398,680
Materials – 0.86%
Anglo American Platinum		1,159	59,600
† ArcelorMittal South Africa		7,851	38,675
Braskem ADR		5,900	83,249
Cemex ADR		14,672	122,218
† Fibria Celulose ADR		11,997	112,052
Gerdau		7,000	55,014
Gerdau ADR		5,100	48,501
Impala Platinum Holdings		2,941	49,117
Siam Cement NVDR		3,900	44,170
Ultratech Cement		2,296	85,394
Vale ADR		9,450	169,155
			867,145
Telecommunication Services – 1.43%
America Movil ADR		4,000	101,760
China Mobile ADR		2,350	130,096
China Telecom		172,000	99,373
China Unicom Hong Kong ADR		10,819	176,458
Chunghwa Telecom ADR		2,880	91,440
KT ADR		9,500	148,580
Mobile Telesystems ADR		3,600	63,072
MTN Group		4,621	88,950
SK Telecom ADR		18,000	261,720
Telefonica Brasil ADR		4,780	103,917
† Turkcell Iletisim Hizmet ADR		5,050	76,457
Vodacom Group		7,924	97,205
			1,439,028
Utilities – 0.00%
@† Enel OGK-5 GDR		100	295
			295
Total Emerging Markets
(cost $9,036,965)			9,130,845

Total Common Stock
(cost $62,798,997)			76,409,861

Convertible Preferred Stock – 0.11%
Apache 6.00% exercise price
$109.12, expiration date 8/1/13		300	14,595
Aspen Insurance Holdings
5.625% exercise price $29.28,
expiration date 12/31/49		262	15,016
Bank of America
7.25% exercise price $50.00,
expiration date 12/31/49		3	3,265
# Chesapeake Energy 144A
5.75% exercise price $27.90,
expiration date 12/31/49		4	3,705
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		18	19,658
PPL 9.50% exercise price $28.80,
expiration date 7/1/13		350	18,886
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		80	8,725
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49		20	24,760
Total Convertible Preferred Stock
(cost $108,585)			108,610

Exchange-Traded Funds – 0.04%
iShares Dow Jones US Real Estate
Index Fund		175	11,268
iShares MSCI EAFE Growth Index		450	25,416
Total Exchange-Traded Funds
(cost $36,461)			36,684

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.27%
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	USD	793	926
Series 2003-26 AT
5.00% 11/25/32		26,886	28,374
Series 2003-32 PH
5.50% 3/25/32		16,761	17,256

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Fannie Mae REMICs (continued)
	Series 2010-29 PA
	4.50% 10/25/38	USD	42,873	$44,898
	Series 2010-41 PN
	4.50% 4/25/40		20,000	22,599
	Freddie Mac REMICs
	Series 2512 PG
	5.50% 10/15/22		67,457	74,557
	Series 4065 DE
	3.00% 6/15/32		5,000	5,187
	GNMA Series 2010-113 KE
	4.50% 9/20/40		50,000	57,217
	NCUA Guaranteed Notes
	Series 2010-C1 A2 2.90%
	10/29/20		20,000	21,500
Total Agency Collateralized Mortgage
	Obligations (cost $255,911)			272,514

Agency Mortgage-Backed Securities – 3.25%
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		42,103	45,770
	5.50% 7/1/22		14,492	15,818
	Fannie Mae S.F. 15 yr TBA
	2.50% 10/1/27		237,000	249,035
	2.50% 11/1/27		65,000	68,159
	3.00% 10/1/27		573,000	607,381
	Fannie Mae S.F. 20 yr
	5.50% 8/1/28		13,762	15,109
	5.50% 12/1/29		3,305	3,629
	Fannie Mae S.F. 30 yr
	5.00% 2/1/35		16,472	18,103
	5.50% 2/1/37		12,922	14,187
	6.00% 8/1/36		8,562	9,477
	6.00% 9/1/36		14,077	15,580
	6.00% 3/1/37		4,132	4,603
	6.00% 8/1/37		8,280	9,164
	6.00% 4/1/38		31,555	34,856
	6.00% 12/1/38		2,709	2,993
	6.00% 11/1/39		11,920	13,193
	6.00% 1/1/40		102,465	113,409
	6.00% 4/1/40		18,256	20,192
	6.00% 6/1/40		192,628	213,202
	6.00% 7/1/40		7,119	7,879
	6.00% 2/1/41		68,522	76,422
	6.50% 2/1/36		7,336	8,369
	Fannie Mae S.F. 30 yr TBA
	3.50% 10/1/42		1,148,000	1,231,231
	3.50% 11/1/42		100,000	106,984
	Freddie Mac S.F. 30 yr
	5.50% 12/1/37		590	644
	5.50% 5/1/38		3,471	3,782
	5.50% 7/1/38		13,103	14,279
	5.50% 12/1/38		8,271	9,022
	5.50% 5/1/40		2,676	2,919
	5.50% 7/1/40		103,353	112,922
	6.00% 8/1/38		51,929	57,703
	6.00% 10/1/38		73,654	81,844
	6.00% 5/1/40		75,448	82,940
Total Agency Mortgage-Backed
	Securities (cost $3,242,138)			3,270,800

Commercial Mortgage-Backed Securities – 0.50%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37		25,000	26,309
	BAML Commercial
	Mortgage Securities
	•Series 2005-1 A5
	5.343% 11/10/42		10,000	11,000
	Series 2006-4 A4
	5.634% 7/10/46		110,000	126,808
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2004-PWR4 A3
	5.468% 6/11/41		34,597	36,799
	Series 2006-PW12 A4
	5.894% 9/11/38		40,000	46,013
t•	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		15,000	16,658
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		45,000	48,180
	Series 2005-GG4 A4
	4.761% 7/10/39		15,000	16,160
	Series 2005-GG4 A4A
	4.751% 7/10/39		20,000	21,755
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		15,000	16,596
	Series 2005-LDP5 A4
	5.359% 12/15/44		15,000	16,890
	LB-UBS Commercial Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31		15,000	15,724
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.823% 6/11/42		55,000	65,051
#	WF-RBS Commercial
	Mortgage Trust Series
	2011-C3 A4 144A
	4.375% 3/15/44		30,000	34,312
Total Commercial Mortgage-Backed
	Securities (cost $437,280)			498,255

(continues)       43

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds – 0.64%
	AAR 1.75%
	exercise price $28.75,
	expiration date 1/1/26	USD	12,000	$12,030
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		24,000	24,510
#	Alaska Communications System
	Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		13,000	8,864
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		20,000	19,700
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		16,000	15,190
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		13,000	13,878
f	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		27,000	20,233
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		10,000	9,313
	Chesapeake Energy
	2.25% exercise price $85.81,
	expiration date 12/15/38		10,000	8,106
	2.50% exercise price $51.14,
	expiration date 5/15/37		5,000	4,516
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		16,000	11,690
#	Corporate Office Properties
	144A 4.25%
	exercise price $47.96,
	expiration date 4/12/30		25,000	25,281
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		5,000	3,347
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		10,000	10,013
#	Gaylord Entertainment 144A
	3.75% exercise price $27.25,
	expiration date 9/29/14		6,000	9,173
f	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		13,000	13,975
	Helix Energy Solutions Group
	3.25% exercise price $25.02,
	expiration date 3/12/32		17,000	18,966
f	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		7,000	6,847
#	Iconix Brand Group 144A
	2.50% exercise price $30.75,
	expiration date 5/31/16		12,000	11,985
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		14,000	13,116
	Intel 2.95%
	exercise price $29.96,
	expiration date 12/15/35		10,000	10,925
	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		13,000	13,642
	Jefferies Group 3.875%
	exercise price $37.55,
	expiration date 11/1/29		24,000	23,250
	L-3 Communications Holdings
	3.00% exercise price $92.17,
	expiration date 8/1/35		17,000	17,128
	Leap Wireless International
	4.50% exercise price $93.21,
	expiration date 7/15/14		24,000	22,980
#	Lexington Realty Trust 144A
	6.00% exercise price $6.93,
	expiration date 1/11/30		10,000	14,575
	Linear Technology 3.00%
	exercise price $42.72,
	expiration date 5/1/27		28,000	29,137
	Live Nation Entertainment
	2.875% exercise price $27.14,
	expiration date 7/14/27		37,000	36,490
	MGM Resorts International
	4.25% exercise price $18.58,
	expiration date 4/10/15		16,000	16,670
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		10,000	19,194
	National Retail Properties
	3.95% exercise price $23.51,
	expiration date 9/15/26		8,000	10,420
#	Nuance Communications 144A
	2.75% exercise price $32.30,
	expiration date 11/1/31		7,000	8,124
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13		6,000	5,985
	2.75% exercise price $42.13,
	expiration date 6/30/17		14,000	13,431
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		35,000	34,474
	Peabody Energy 4.75%
	exercise price $58.19,
	expiration date 12/15/41		2,000	1,695
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14		26,000	28,308

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40	USD	8,000	$7,955
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		19,000	21,601
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 7/22/14		6,000	12,743
	Steel Dynamics 5.125%
	exercise price $17.55,
	expiration date 6/15/14		8,000	8,405
	Transocean 1.50%
	exercise price $158.97,
	expiration date 12/15/37		8,000	7,970
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		11,000	16,823
Total Convertible Bonds
	(cost $606,837)			642,658

Corporate Bonds – 9.78%
Banking – 1.22%
	Abbey National Treasury
	Services 4.00% 4/27/16		25,000	26,022
	Bancolombia 5.125% 9/11/22		19,000	19,285
	Bank of America
	3.75% 7/12/16		15,000	15,929
	5.70% 1/24/22		55,000	64,720
	BB&T
	3.95% 3/22/22		45,000	49,005
	5.25% 11/1/19		90,000	104,304
	Capital One Capital V
	10.25% 8/15/39		18,000	18,630
	City National 5.25% 9/15/20		30,000	32,612
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		40,000	40,250
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		20,000	15,650
	HSBC Holdings 4.00% 3/30/22		60,000	64,503
	JPMorgan Chase 3.25% 9/23/22		120,000	121,926
	KeyCorp 5.10% 3/24/21		80,000	93,717
	Morgan Stanley 7.60% 8/8/17	NZD	16,000	13,854
	PNC Funding
	5.125% 2/8/20	USD	135,000	160,221
	5.625% 2/1/17		52,000	59,923
	SVB Financial Group
	5.375% 9/15/20		50,000	57,063
	US Bancorp 2.95% 7/15/22		20,000	20,233
•	USB Capital IX 3.50% 10/29/49		60,000	51,488
	Wachovia
	•0.825% 10/15/16		20,000	19,371
	5.25% 8/1/14		10,000	10,753
	5.625% 10/15/16		45,000	52,187
	Wells Fargo 3.50% 3/8/22		80,000	85,489
	Zions Bancorporation
	4.50% 3/27/17		5,000	5,167
	7.75% 9/23/14		25,000	27,376
				1,229,678
Basic Industry – 1.14%
	AK Steel 7.625% 5/15/20		10,000	8,800
	Alcoa
	5.40% 4/15/21		35,000	36,801
	6.75% 7/15/18		30,000	34,694
#	Algoma Acquisition 144A
	9.875% 6/15/15		15,000	11,963
	ArcelorMittal
	6.50% 2/25/22		25,000	24,667
	9.85% 6/1/19		35,000	40,366
	Barrick Gold 3.85% 4/1/22		80,000	84,148
	Barrick North America Finance
	4.40% 5/30/21		15,000	16,349
	Cabot
	2.55% 1/15/18		30,000	30,797
	3.70% 7/15/22		15,000	15,356
	Century Aluminum
	8.00% 5/15/14		22,000	22,385
	CF Industries
	6.875% 5/1/18		25,000	30,469
	7.125% 5/1/20		32,000	40,240
	Compass Minerals International
	8.00% 6/1/19		15,000	16,275
	Domtar 4.40% 4/1/22		20,000	20,517
	Dow Chemical 8.55% 5/15/19		98,000	131,589
#	FMG Resources August 2006
	144A 6.875% 4/1/22		20,000	18,375
	Freeport-McMoRan Copper &
	Gold 3.55% 3/1/22		25,000	25,075
	Georgia-Pacific 8.00% 1/15/24		70,000	95,742
	Headwaters 7.625% 4/1/19		25,000	25,500
	Hexion U.S. Finance
	8.875% 2/1/18		18,000	18,585
	International Paper
	4.75% 2/15/22		25,000	28,441
	6.00% 11/15/41		15,000	18,347
	9.375% 5/15/19		5,000	6,770
#	MacDermid 144A 9.50% 4/15/17		7,000	7,341
	Mohawk Industries
	6.125% 1/15/16		9,000	10,170
	Momentive Performance Materials
	11.50% 12/1/16		10,000	5,700
#	Murray Energy 144A
	10.25% 10/15/15		17,000	16,745
#	Newcrest Finance 144A
	4.20% 10/1/22		15,000	15,132
	Norcraft 10.50% 12/15/15		10,000	10,100
	Nortek 8.50% 4/15/21		25,000	26,750

(continues)       45

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Novelis 8.75% 12/15/20	USD	20,000	$22,250
	Ply Gem Industries
	13.125% 7/15/14		10,000	10,725
	Rio Tinto Finance USA
	1.625% 8/21/17		5,000	5,016
	2.875% 8/21/22		40,000	39,907
	Ryerson
	•7.82% 11/1/14		3,000	3,015
	#144A 9.00% 10/15/17		15,000	15,394
	#144A 11.25% 10/15/18		5,000	5,031
	12.00% 11/1/15		19,000	19,665
	Smurfit Kappa Funding
	7.75% 4/1/15		15,000	15,187
	Teck Resources
	3.00% 3/1/19		15,000	15,207
	3.75% 2/1/23		25,000	24,784
	Vale Overseas 4.375% 1/11/22		72,000	76,044
				1,146,414
Brokerage – 0.07%
	Jefferies Group
	6.25% 1/15/36		5,000	5,000
	6.45% 6/8/27		10,000	10,300
	Lazard Group 6.85% 6/15/17		45,000	50,839
				66,139
Capital Goods – 0.11%
	Anixter 10.00% 3/15/14		3,000	3,278
	Berry Plastics 9.75% 1/15/21		20,000	22,900
#	Consolidated Container 144A
	10.125% 7/15/20		10,000	10,700
	Energizer Holdings
	4.70% 5/24/22		45,000	47,823
	Kratos Defense & Security
	Solutions 10.00% 6/1/17		10,000	10,850
#	Plastipak Holdings 144A
	10.625% 8/15/19		10,000	11,500
	Trimas 9.75% 12/15/17		8,000	9,280
				116,331
Consumer Cyclical – 0.52%
	American Axle & Manufacturing
	7.875% 3/1/17		24,000	25,080
	CKE Restaurants
	11.375% 7/15/18		14,000	16,310
	Dave & Buster’s 11.00% 6/1/18		5,000	5,675
	Delphi 6.125% 5/15/21		20,000	22,250
	Dollar General 4.125% 7/15/17		5,000	5,250
	Ford Motor 7.45% 7/16/31		44,000	54,945
	Hanesbrands 6.375% 12/15/20		15,000	16,350
#	HD Supply 144A
	11.00% 4/15/20		10,000	11,125
	Historic TW 6.875% 6/15/18		65,000	82,481
	Host Hotels & Resorts
	4.75% 3/1/23		25,000	26,031
	#144A 5.25% 3/15/22		15,000	16,275
	5.875% 6/15/19		10,000	11,050
	Ingles Markets 8.875% 5/15/17		12,000	12,990
	Lowe’s 3.12% 4/15/22		35,000	36,370
	Macy’s Retail Holdings
	5.90% 12/1/16		23,000	26,877
	Meritor 8.125% 9/15/15		28,000	29,540
	Rite Aid 9.25% 3/15/20		5,000	5,150
#	Sealy Mattress 144A
	10.875% 4/15/16		8,000	8,760
#	Suburban Propane Partners
	144A 7.375% 8/1/21		8,000	8,580
	Tomkins 9.00% 10/1/18		7,000	7,840
	Tops Holding 10.125% 10/15/15		7,000	7,411
	Walgreen 3.10% 9/15/22		45,000	45,765
	Wyndham Worldwide
	5.625% 3/1/21		20,000	22,103
	5.75% 2/1/18		15,000	16,909
				521,117
Consumer Non-Cyclical – 0.97%
	Accellent 8.375% 2/1/17		10,000	10,325
	Amgen
	3.625% 5/15/22		25,000	26,410
	3.875% 11/15/21		15,000	16,149
	5.375% 5/15/43		15,000	17,452
#	Aristotle Holding 144A
	2.65% 2/15/17		20,000	20,980
	4.75% 11/15/21		10,000	11,592
	Biomet
	#144A 6.50% 8/1/20		10,000	10,388
	#144A 6.50% 10/1/20		5,000	4,925
	11.625% 10/15/17		8,000	8,530
	Bio-Rad Laboratories
	8.00% 9/15/16		9,000	9,900
	Boston Scientific 6.00% 1/15/20		25,000	29,761
	CareFusion 6.375% 8/1/19		55,000	65,959
	Celgene
	3.25% 8/15/22		20,000	20,232
	3.95% 10/15/20		30,000	32,327
	Community Health Systems
	8.00% 11/15/19		5,000	5,513
	Constellation Brands
	4.625% 3/1/23		10,000	10,250
	6.00% 5/1/22		20,000	22,850
	Del Monte 7.625% 2/15/19		20,000	20,675
#	Dole Food 144A 8.00% 10/1/16		9,000	9,461
#	Heineken 144A 3.40% 4/1/22		45,000	46,962
	Jarden 6.125% 11/15/22		15,000	16,275
#	Kinetic Concepts 144A
	12.50% 11/1/19		20,000	19,000

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	Kraft Foods Group 144A
	5.00% 6/4/42	USD	25,000	$28,002
	Kroger 3.40% 4/15/22		15,000	15,654
	Laboratory Corporation of
	America Holdings
	2.20% 8/23/17		45,000	46,015
	3.75% 8/23/22		30,000	31,456
#	Multiplan 144A 9.875% 9/1/18		25,000	27,750
	NBTY 9.00% 10/1/18		25,000	27,938
	Quest Diagnostics 4.70% 4/1/21		35,000	39,399
	Radnet Management
	10.375% 4/1/18		10,000	10,150
	Safeway 4.75% 12/1/21		40,000	40,856
	Scotts Miracle-Gro
	6.625% 12/15/20		10,000	10,825
	Thermo Fisher Scientific
	1.85% 1/15/18		15,000	15,268
	3.15% 1/15/23		50,000	51,726
	Tyson Foods 4.50% 6/15/22		30,000	31,575
	Watson Pharmaceuticals
	3.25% 10/1/22		15,000	15,224
	WellPoint 3.30% 1/15/23		60,000	60,818
#	Woolworths 144A
	3.15% 4/12/16		15,000	15,774
	4.55% 4/12/21		10,000	11,201
	Zimmer Holdings
	3.375% 11/30/21		30,000	31,492
	4.625% 11/30/19		25,000	28,617
				975,656
Energy – 1.66%
	AmeriGas Finance
	6.75% 5/20/20		15,000	16,050
	7.00% 5/20/22		5,000	5,400
	Antero Resources Finance
	9.375% 12/1/17		7,000	7,770
	Comstock Resources
	7.75% 4/1/19		5,000	5,050
	Continental Resources
	5.00% 9/15/22		15,000	15,713
	Copano Energy 7.75% 6/1/18		12,000	12,660
	Ecopetrol 7.625% 7/23/19		41,000	52,685
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		85,000	101,263
•	Enbridge Energy Partners
	8.05% 10/1/37		50,000	56,684
	Energy Transfer Partners
	9.70% 3/15/19		20,000	26,462
#	ENI 144A 4.15% 10/1/20		100,000	100,860
	Enterprise Products Operating
	•7.034% 1/15/68		55,000	61,669
	9.75% 1/31/14		65,000	72,424
	EOG Resources 2.625% 3/15/23		40,000	40,523
	Forest Oil 7.25% 6/15/19		15,000	14,963
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		12,000	12,540
#	Hercules Offshore 144A
	10.50% 10/15/17		24,000	25,410
#	Hilcorp Energy I 144A
	7.625% 4/15/21		10,000	11,050
	HollyFrontier 9.875% 6/15/17		12,000	13,215
	Kinder Morgan Energy
	Partners
	3.45% 2/15/23		15,000	15,477
	9.00% 2/1/19		40,000	53,105
	Linn Energy
	#144A 6.50% 5/15/19		5,000	5,025
	8.625% 4/15/20		10,000	11,000
	Newfield Exploration
	5.625% 7/1/24		5,000	5,556
	NiSource Finance 5.80% 2/1/42		25,000	29,668
	Pemex Project Funding Master Trust
	6.625% 6/15/35		10,000	12,600
	Petrobras International Finance
	3.50% 2/6/17		14,000	14,677
	3.875% 1/27/16		30,000	31,884
	5.375% 1/27/21		26,000	29,426
	Petrohawk Energy 7.25% 8/15/18		40,000	45,498
	Petroleos de Venezuela
	9.00% 11/17/21		90,000	77,850
	Petroleos Mexicanos
	5.50% 6/27/44		40,000	44,100
	Petroleum Development
	12.00% 2/15/18		12,000	13,140
	Plains All American Pipeline
	8.75% 5/1/19		40,000	53,857
	Pride International
	6.875% 8/15/20		65,000	82,415
	Quicksilver Resources
	9.125% 8/15/19		10,000	9,550
	Range Resources 5.00% 8/15/22		20,000	21,125
#	Samson Investment 144A
	9.75% 2/15/20		5,000	5,156
	SandRidge Energy
	7.50% 3/15/21		5,000	5,175
	#144A 8.125% 10/15/22		10,000	10,663
	Talisman Energy 5.50% 5/15/42		55,000	62,176
	Total Capital International
	2.70% 1/25/23		25,000	25,539
•	TransCanada PipeLines
	6.35% 5/15/67		70,000	74,928
	Transocean
	3.80% 10/15/22		15,000	15,109
	5.05% 12/15/16		55,000	61,519
	Weatherford International
	4.50% 4/15/22		40,000	41,912
	9.625% 3/1/19		30,000	39,098

(continues)       47

Statements of net assets

Delaware Foundation® Growth Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Williams Partners
	3.35% 8/15/22	USD	20,000	$20,487
	7.25% 2/1/17		35,000	42,601
#	Woodside Finance 144A
	8.125% 3/1/14		45,000	49,123
	8.75% 3/1/19		5,000	6,576
				1,668,406
Financials – 0.56%
	General Electric Capital
	3.15% 9/7/22		20,000	20,132
	5.50% 2/1/17	NZD	20,000	17,424
	5.875% 1/14/38	USD	25,000	29,897
	6.00% 8/7/19		99,000	120,587
	International Lease Finance
	5.875% 4/1/19		10,000	10,653
	6.25% 5/15/19		21,000	22,680
	8.25% 12/15/20		35,000	41,738
	8.75% 3/15/17		35,000	41,125
#	IPIC GMTN 144A 5.50% 3/1/22		200,000	224,999
#	Nuveen Investments 144A
	9.50% 10/15/20		30,000	30,000
				559,235
Insurance – 0.39%
	Alleghany 4.95% 6/27/22		20,000	21,835
	American International Group
	4.875% 6/1/22		10,000	11,292
•	Chubb 6.375% 3/29/67		35,000	37,450
#	Highmark 144A
	4.75% 5/15/21		15,000	15,414
	6.125% 5/15/41		5,000	5,268
•	ING Groep 5.775% 12/29/49		25,000	22,875
#	ING US 144A 5.50% 7/15/22		15,000	15,677
#	Liberty Mutual Group 144A
	4.95% 5/1/22		30,000	31,440
	6.50% 5/1/42		25,000	27,156
	•7.00% 3/15/37		10,000	9,550
	MetLife
	6.40% 12/15/36		35,000	36,893
	6.817% 8/15/18		55,000	69,292
	Prudential Financial
	3.875% 1/14/15		10,000	10,627
	4.50% 11/15/20		10,000	11,140
	4.50% 11/16/21		10,000	11,053
	•5.875% 9/15/42		20,000	20,575
	6.00% 12/1/17		10,000	11,851
•	XL Group 6.50% 12/31/49		25,000	23,125
				392,513
Media – 0.34%
	CCO Holdings
	5.25% 9/30/22		10,000	10,100
	7.00% 1/15/19		5,000	5,438
	Clear Channel Communications
	9.00% 3/1/21		10,000	8,950
	Clear Channel Worldwide Holdings
	7.625% 3/15/20		15,000	14,625
	DIRECTV Holdings
	3.80% 3/15/22		60,000	61,865
	5.15% 3/15/42		5,000	5,106
	DISH DBS
	#144A 5.875% 7/15/22		20,000	20,600
	7.875% 9/1/19		12,000	14,010
	Interpublic Group 4.00% 3/15/22		40,000	41,985
	NBCUniversal Media
	2.875% 1/15/23		15,000	14,973
	4.45% 1/15/43		15,000	14,949
	Nielsen Finance
	11.50% 5/1/16		3,000	3,368
	11.625% 2/1/14		2,000	2,265
#	Sinclair Television Group 144A
	9.25% 11/1/17		12,000	13,350
#	Sirius XM Radio 144A
	8.75% 4/1/15		20,000	22,850
	Time Warner Cable 5.85% 5/1/17		55,000	65,580
#	Univision Communications
	144A 6.875% 5/15/19		20,000	20,700
				340,714
Real Estate – 0.56%
	Alexandria Real Estate Equities
	4.60% 4/1/22		35,000	37,415
	American Tower
	4.70% 3/15/22		10,000	10,990
	5.90% 11/1/21		70,000	83,195
	Boston Properties 3.85% 2/1/23		25,000	26,386
	Brandywine Operating Partnership
	4.95% 4/15/18		30,000	32,269
	BRE Properties 3.375% 1/15/23		25,000	24,920
	Developers Diversified Realty
	4.625% 7/15/22		10,000	10,895
	4.75% 4/15/18		20,000	22,217
	7.50% 4/1/17		5,000	5,989
	7.875% 9/1/20		30,000	38,731
	9.625% 3/15/16		15,000	18,690
	Digital Realty Trust
	5.25% 3/15/21		65,000	72,442
	Liberty Property 4.125% 6/15/22		15,000	15,734
	Mack-Cali Realty 4.50% 4/18/22		25,000	26,812
	Regency Centers 4.80% 4/15/21		30,000	33,177
	UDR 4.625% 1/10/22		50,000	55,287
#	WEA Finance 144A
	3.375% 10/3/22		20,000	19,924
	4.625% 5/10/21		25,000	27,341
				562,414

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services – 0.25%
#	ADT 144A 3.50% 7/15/22	USD	30,000	$31,230
	Ameristar Casinos
	7.50% 4/15/21		20,000	21,600
#	Equinox Holdings 144A
	9.50% 2/1/16		3,000	3,203
	Geo Group 6.625% 2/15/21		10,000	10,750
#	H&E Equipment Services 144A
	7.00% 9/1/22		15,000	15,638
	Iron Mountain 7.75% 10/1/19		5,000	5,650
	M/I Homes 8.625% 11/15/18		15,000	16,294
	PHH
	7.375% 9/1/19		10,000	10,750
	9.25% 3/1/16		25,000	28,812
	Pinnacle Entertainment
	8.75% 5/15/20		8,000	8,870
	Royal Caribbean Cruises
	7.00% 6/15/13		7,000	7,263
	RSC Equipment Rental
	10.25% 11/15/19		14,000	16,030
	Ryland Group 8.40% 5/15/17		12,000	14,250
	Standard Pacific 10.75% 9/15/16		15,000	18,413
#	United Air Lines 144A
	12.00% 11/1/13		18,000	18,585
	Western Union 3.65% 8/22/18		20,000	22,178
	Wynn Las Vegas 7.75% 8/15/20		5,000	5,588
				255,104
Technology – 0.31%
#	Advanced Micro Devices 144A
	7.50% 8/15/22		5,000	4,850
	Amkor Technology
	7.375% 5/1/18		10,000	10,450
	Avaya
	#144A 7.00% 4/1/19		10,000	9,350
	9.75% 11/1/15		15,000	13,388
	10.125% 11/1/15		5,000	4,488
	CDW 12.535% 10/12/17		10,000	10,725
	eBay 4.00% 7/15/42		70,000	68,434
	First Data
	9.875% 9/24/15		15,000	15,375
	11.25% 3/31/16		20,000	19,500
	Fiserv 3.50% 10/1/22		20,000	20,112
	Jabil Circuit 7.75% 7/15/16		8,000	9,300
	National Semiconductor
	6.60% 6/15/17		55,000	68,883
#	Seagate Technology
	International 144A
	10.00% 5/1/14		25,000	27,563
	Symantec 4.20% 9/15/20		25,000	26,008
				308,426
Telecommunications – 0.67%
	CenturyLink 5.80% 3/15/22		50,000	54,507
#	Clearwire Communications
	144A12.00% 12/1/15		22,000	21,805
#	Crown Castle Towers 144A
	4.883% 8/15/20		130,000	146,531
	Frontier Communications
	6.25% 1/15/13		2,000	2,030
	Intelsat Bermuda
	11.25% 2/4/17		20,000	21,225
	PIK 11.50% 2/4/17		274	291
	Intelsat Jackson Holdings
	7.25% 10/15/20		15,000	16,219
	Level 3 Financing 10.00% 2/1/18		12,000	13,410
	MetroPCS Wireless
	6.625% 11/15/20		10,000	10,513
	Motorola Solutions
	3.75% 5/15/22		55,000	57,291
	NII Capital 7.625% 4/1/21		21,000	16,800
	PAETEC Holding 8.875% 6/30/17		9,000	9,810
	Qwest 6.75% 12/1/21		20,000	24,077
	Sprint Capital 8.75% 3/15/32		12,000	12,480
	Sprint Nextel
	6.00% 12/1/16		10,000	10,350
	8.375% 8/15/17		10,000	11,175
	9.125% 3/1/17		20,000	22,750
	Telefonica Emisiones
	6.421% 6/20/16		75,000	79,406
	Telesat Canada
	#144A 6.00% 5/15/17		10,000	10,450
	12.50% 11/1/17		12,000	13,410
#	Vivendi 144A
	3.45% 1/12/18		45,000	45,919
	6.625% 4/4/18		32,000	37,337
	Vodafone Group 2.50% 9/26/22		20,000	20,014
	West 7.875% 1/15/19		5,000	5,175
	Windstream 8.125% 8/1/13		9,000	9,495
				672,470
Transportation – 0.15%
	Air Medical Group Holdings
	9.25% 11/1/18		15,000	16,425
#	Brambles USA 144A
	3.95% 4/1/15		40,000	41,956
#	ERAC USA Finance 144A
	2.75% 3/15/17		5,000	5,155
	5.25% 10/1/20		40,000	45,555
#	Penske Truck Leasing 144A
	3.375% 3/15/18		10,000	10,019
	4.875% 7/11/22		35,000	35,006
				154,116
Utilities – 0.86%
	AES 8.00% 6/1/20		9,000	10,508
	Ameren Illinois 9.75% 11/15/18		50,000	70,138
#	American Transmission Systems
	144A 5.25% 1/15/22		50,000	58,121
#	Calpine 144A 7.875% 7/31/20		15,000	16,463
(continues)       49

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
CenterPoint Energy
5.95% 2/1/17	USD	30,000	$35,178
CMS Energy 6.25% 2/1/20		10,000	11,613
ComEd Financing III
6.35% 3/15/33		25,000	25,375
Commonwealth Edison
3.80% 10/1/42		5,000	5,080
GenOn Energy 9.875% 10/15/20		15,000	16,725
Great Plains Energy
5.292% 6/15/22		90,000	101,099
• Integrys Energy Group
6.11% 12/1/66		25,000	26,274
Ipalco Enterprises 5.00% 5/1/18		15,000	15,788
Jersey Central Power & Light
5.625% 5/1/16		10,000	11,569
LG&E & KU Energy
3.75% 11/15/20		25,000	26,044
4.375% 10/1/21		25,000	27,461
• NextEra Energy Capital Holdings
6.35% 10/1/66		45,000	47,742
NRG Energy 7.875% 5/15/21		15,000	16,388
Pennsylvania Electric
5.20% 4/1/20		25,000	28,198
PPL Capital Funding
4.20% 6/15/22		10,000	10,680
•6.70% 3/30/67		15,000	15,616
Public Service Company of
Oklahoma 5.15% 12/1/19		100,000	116,474
Puget Energy 6.00% 9/1/21		10,000	11,204
• Puget Sound Energy
6.974% 6/1/67		40,000	42,689
SCANA 4.125% 2/1/22		25,000	25,707
Sempra Energy 2.875% 10/1/22		35,000	35,496
• Wisconsin Energy 6.25% 5/15/67		55,000	58,634
			866,264
Total Corporate Bonds
(cost $9,103,737)			9,834,997

Non-Agency Asset-Backed Securities – 0.15%
• Bank of America Credit Card Trust
Series 2007-A10 A10
0.291% 12/15/16		100,000	100,077
# Sonic Capital Series 2011-1A A2
144A 5.438% 5/20/41		14,400	16,046
•# Trafigura Securitisation Finance
Series 2012-1A A 144A
2.621% 10/15/15		20,000	20,309
World Financial Network
Credit Card Master Trust
Series 2012-B A
1.76% 5/17/21		15,000	15,093
Total Non-Agency Asset-Backed
Securities (cost $148,111)			151,525

Non-Agency Collateralized Mortgage Obligations – 0.03%
Bank of America Alternative
Loan Trust
Series 2005-3 2A1
5.50% 4/25/20		1,438	1,518
Series 2005-6 7A1
5.50% 7/25/20		1,375	1,432
Wells Fargo Mortgage-Backed
Securities Trust
Series 2006-2 3A1
5.75% 3/25/36		9,157	9,161
•Series 2006-AR5 2A1
2.615% 4/25/36		18,055	15,845
Total Non-Agency Collateralized Mortgage
Obligations (cost $21,089)			27,956

ΔRegional Bonds – 0.75%
Australia – 0.56%
New South Wales Treasury
6.00% 4/1/19	AUD	109,000	130,840
6.00% 3/1/22	AUD	62,000	76,222
Queensland Treasury
6.25% 6/14/19	AUD	217,000	263,219
Treasury Corporation of
Victoria 6.00% 10/17/22	AUD	73,000	90,449
			560,730
Canada – 0.19%
Province of Manitoba
2.10% 9/6/22	USD	35,000	35,213
Province of Ontario
3.15% 6/2/22	CAD	91,000	96,299
Province of Quebec
4.25% 12/1/21	CAD	56,000	64,069
			195,581
Total Regional Bonds
(cost $710,828)			756,311

«Senior Secured Loans – 1.25%
Allied Security Holdings
Tranche 2L 8.50% 1/21/18	USD	10,000	9,994
Bausch & Lomb Tranche B
4.75% 4/17/19		24,938	25,254
BNY ConvergEx Group
8.75% 12/16/17		14,088	13,129
(EZE Castle Software)
8.75% 11/29/17		5,912	5,509
Brock Holdings III
10.00% 2/15/18		10,000	10,100
Tranche B 6.00% 2/15/17		9,556	9,607
Burlington Coat Factory
5.75% 5/1/17		62,439	63,229
Caesars Entertainment
Operating Tranche B6
5.494% 1/28/18		85,000	77,457

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
@ Cequel Communications
Holdings 9.00% 7/24/13	USD	15,000	$15,075
Chrysler Group 6.00% 5/24/17		72,306	73,929
Clear Channel Communications
Tranche A 3.639% 7/30/14		48,151	45,431
DaVita
4.00% 8/1/19		25,000	25,098
Tranche B 4.50% 10/20/16		19,899	20,008
Delos Aircraft 4.75% 3/17/16		80,000	81,099
Delta Air Lines Tranche B
5.50% 4/20/17		19,800	19,948
Emdeon Tranche B 5.00% 11/2/18		19,850	20,012
First Data 5.00% 3/24/17		75,510	74,651
GenOn Energy Tranche B
6.00% 12/3/17		19,649	19,837
@ Getty Images 8.50% 9/19/13		10,000	10,000
@ Hertz 6.375% 8/26/13		10,000	10,025
Houghton International Tranche B1
6.75% 1/11/16		8,809	8,897
IASIS Healthcare Tranche B
5.00% 5/3/18		24,874	24,971
Immucor 5.75% 8/9/19		39,825	40,389
Intelsat Jackson Holdings Tranche B
5.25% 4/2/18		9,975	10,011
Lawson Software Tranche B
6.25% 3/16/18		79,800	80,418
Level 3 Financing
4.75% 8/1/19		35,000	35,000
Tranche B2 5.75% 9/1/18		35,000	35,095
Lord & Taylor 5.75% 12/2/18		3,306	3,337
Multiplan 4.75% 8/26/17		13,281	13,353
Nuveen Investments
5.863% 5/13/17		36,165	35,962
8.25% 3/1/19		25,000	25,266
OSI Restaurant Partners
2.563% 6/14/14		45,072	44,906
2.593% 6/14/13		4,487	4,470
PQ 6.74% 7/30/15		20,000	19,150
Protection One 5.75% 3/31/19		19,900	20,174
Remy International Tranche B
6.25% 12/16/16		19,182	19,278
Sensus USA 2nd Lien
8.50% 4/13/18		25,000	25,000
@ Silver II Acquisition 8.00% 9/25/20		30,000	30,000
Toys R US Tranche B
6.00% 9/1/16		24,711	24,695
@ TPC Group 8.25% 8/27/13		35,000	35,000
Univision Communications
4.489% 10/19/16		51,528	51,013
Visant 5.25% 12/22/16		18,897	18,245
Zayo Group Tranche B
7.125% 7/2/19		24,938	25,229
Total Senior Secured Loans
(cost $1,232,535)			1,259,251

ΔSovereign Bonds – 2.26%
Brazil – 0.21%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/17	BRL	112,000	57,117
Federal Republic of Brazil
5.625% 1/7/41	USD	100,000	128,500
8.875% 10/14/19		20,000	29,050
			214,667
Colombia – 0.06%
Colombia Government
International
4.375% 3/21/23	COP	109,000,000	59,802
			59,802
Finland – 0.04%
Finland Government
4.00% 7/4/25	EUR	24,000	37,543
			37,543
Indonesia – 0.17%
Indonesia Treasury Bonds
7.00% 5/15/22	IDR	868,000,000	97,536
7.00% 5/15/27	IDR	452,000,000	50,144
11.00% 11/15/20	IDR	179,000,000	24,796
			172,476
Malaysia – 0.02%
Malaysia Government
4.262% 9/15/16	MYR	52,000	17,657
			17,657
Mexico – 0.25%
Mexican Bonos
6.00% 6/18/15	MXN	603,000	48,501
6.50% 6/10/21	MXN	219,500	18,656
6.50% 6/9/22	MXN	242,000	20,539
8.00% 12/17/15	MXN	1,431,000	121,531
8.50% 5/31/29	MXN	180,900	17,652
Mexico Government
International
4.75% 3/8/44	USD	20,000	22,300
			249,179
Norway – 0.36%
Norwegian Government
3.75% 5/25/21	NOK	318,000	63,605
4.25% 5/19/17	NOK	166,000	32,627
4.50% 5/22/19	NOK	621,000	127,309
5.00% 5/15/15	NOK	737,000	140,734
			364,275
Panama – 0.05%
Republic of Panama
6.70% 1/26/36	USD	4,000	5,640
7.25% 3/15/15		18,000	20,655
8.875% 9/30/27		17,000	27,668
			53,963

(continues)       51

Statements of net assets

Delaware Foundation® Growth Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Peru – 0.09%
Republic of Peru
5.625% 11/18/50	USD	10,000	$13,075
7.125% 3/30/19		61,000	81,130
			94,205
Philippines – 0.16%
Republic of Philippines
9.50% 10/21/24		99,000	160,875
			160,875
Poland – 0.12%
Poland Government
5.75% 10/25/21	PLN	340,000	114,499
			114,499
Republic of Korea – 0.03%
Korea Treasury Inflation
Linked 2.75% 6/10/20	KRW	29,300,684	30,896
			30,896
South Africa – 0.41%
South Africa Government
7.25% 1/15/20	ZAR	132,000	16,611
8.00% 12/21/18	ZAR	501,000	65,934
10.50% 12/21/26	ZAR	2,186,000	332,519
			415,064
Turkey – 0.03%
Turkey Government
9.00% 3/5/14	TRY	50,000	28,501
			28,501
United Kingdom – 0.22%
United Kingdom Gilt
4.00% 3/7/22	GBP	73,311	144,249
4.25% 12/7/27	GBP	18,000	36,692
4.50% 3/7/19	GBP	19,000	37,532
			218,473
Uruguay – 0.04%
Republic of Uruguay
8.00% 11/18/22	USD	25,500	37,205
			37,205
Total Sovereign Bonds
(cost $2,163,092)			2,269,280

Supranational Banks – 0.07%
Andina de Fomento
4.375% 6/15/22		20,000	21,790
International Bank for
Reconstruction &
Development
3.375% 4/30/15	NOK	190,000	34,564
3.625% 6/22/20	NOK	90,000	16,765
Total Supranational Banks
(cost $70,083)			73,119

U.S. Treasury Obligations – 2.18%
U.S. Treasury Bond
3.00% 5/15/42	USD	620,000	642,959
U.S. Treasury Notes
0.625% 8/31/17		420,000	420,328
0.625% 9/30/17		220,000	220,000
∞1.625% 8/15/22		910,000	909,148
Total U.S. Treasury Obligations
(cost $2,179,259)			2,192,435

	Number of
	Shares
Preferred Stock – 0.11%
Alabama Power 5.625%		825	21,442
BB&T 5.85%		625	16,275
• US Bancorp
3.50%		25	21,752
6.50%		800	23,280
Wells Fargo 5.20%		1,000	25,199
Total Preferred Stock
(cost $98,339)			107,948

Warrant – 0.02%
† Kinder Morgan		6,096	21,275
Total Warrant (cost $10,912)			21,275

	Number of
	Contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $100.00,
expires 11/16/12 (BAML)		119,000	480
Total Option Purchased
(cost $1,172)			480

	Principal
	Amount°
Short-Term Investments – 4.45%
≠Discount Notes – 1.10%
Federal Home Loan Bank
0.05% 10/26/12	USD	636,305	636,300
0.095% 11/28/12		473,632	473,617
			1,109,917
Repurchase Agreements – 1.79%
Bank of America 0.13%,
dated 9/28/12, to be
repurchased on 10/1/12,
repurchase price $1,424,578
(collateralized by U.S.
Government obligations
0.625%-0.75%
12/15/13-6/30/17;
market value $1,453,054)		1,424,563	1,424,563

	Principal		Value
	Amount°		(U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.17%,
dated 9/28/12, to be
repurchased on 10/1/12,
repurchase price $372,420
(collateralized by U.S.
Government obligations
0.875% 2/28/17;
market value $379,863)	USD	372,415	$372,415
			1,796,978
≠U.S. Treasury Obligation – 1.56%
U.S. Treasury Bills
0.042% 10/25/12		759,767	759,739
0.05% 11/15/12		458,088	458,048
0.10% 10/4/12		351,596	351,595
			1,569,382
Total Short-Term Investments
(cost $4,476,218)			4,476,277

Total Value of Securities – 101.88%
(cost $87,701,584)			102,410,236
Liabilities Net of Receivables
and Other Assets – (1.88%)			(1,894,913	)«
Net Assets Applicable to 9,840,775
Shares Outstanding – 100.00%			$100,515,323

Net Asset Value – Delaware Foundation Growth Allocation
Fund Class A ($42,991,707 / 4,206,359 Shares)			$10.22
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class B ($1,743,223 / 173,991 Shares)			$10.02
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class C ($6,570,316 / 658,600 Shares)			$ 9.98
Net Asset Value – Delaware Foundation Growth Allocation
Fund Class R ($12,156,224 / 1,197,257 Shares)			$10.15
Net Asset Value – Delaware Foundation Growth Allocation
Fund Institutional Class ($37,053,853 / 3,604,568 Shares)			$10.28

Components of Net Assets at September 30, 2012:
Shares of beneficial interest
(unlimited authorization – no par)			$85,706,399
Undistributed net investment income			947,365
Accumulated net realized loss on investments			(811,304)
Net unrealized appreciation of investments
and derivatives			14,672,863
Total net assets			$100,515,323

†	Non income producing security.
@	Illiquid security. At September 30, 2012, the aggregate value of illiquid securities was $100,395, which represented 0.10% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2012, the aggregate value of fair valued securities was $211,628, which represented 0.21% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2012, the aggregate value of Rule 144A securities was $2,330,116, which represented 2.32% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

°	Principal amount shown is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of September 30, 2012. Interest rates reset periodically.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2012.
Δ	Securities have been classified by country of origin.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2012.

∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
«	Includes foreign currency valued at $214,220 with a cost of $236,965.

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Growth Allocation Fund Class A
Net asset value Class A (A)	$10.22
Sales charge (5.75% of offering price) (B)	0.62
Offering price	$10.84

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

(continues)       53

Statements of net assets

Delaware Foundation® Growth Allocation Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(223,963)	USD	232,755	11/6/12	$1,226
BAML	BRL	56,087	USD	(27,473)	11/6/12	51
BAML	COP	53,733,000	USD	(29,810)	11/6/12	(123)
BAML	EUR	(175,129)	USD	225,362	11/6/12	222
BAML	HUF	(58,117,650)	USD	260,711	11/6/12	252
BAML	JPY	(5,020,710)	USD	64,629	11/6/12	252
BAML	MXN	(903,989)	USD	70,111	11/6/12	180
BAML	NOK	(284,033)	USD	49,469	11/6/12	(34)
BAML	PHP	1,248,630	USD	(29,943)	11/6/12	(9)
BAML	TRY	106,938	USD	(59,516)	11/6/12	(344)
BAML	ZAR	(577,591)	USD	70,273	11/6/12	1,260
CITI	CLP	23,810,000	USD	(50,434)	11/6/12	(110)
CITI	EUR	(29,866)	USD	38,433	11/6/12	38
CITI	IDR	567,030,000	USD	(58,845)	11/6/12	95
CITI	JPY	2,843,862	USD	(36,631)	11/6/12	(166)
CITI	RUB	2,902,620	USD	(92,780)	11/6/12	(350)
GSC	BRL	224,924	USD	(110,203)	11/6/12	176
GSC	GBP	(19,491)	USD	31,600	11/6/12	128
GSC	NOK	(110,720)	USD	19,279	11/6/12	(18)
HSBC	AUD	(103,767)	USD	108,044	11/6/12	771
HSBC	CAD	78,802	USD	(80,261)	11/6/12	(177)
HSBC	EUR	(14,624)	USD	18,834	11/6/12	34
HSBC	GBP	(38,496)	USD	62,425	11/6/12	265
HSBC	JPY	8,146,079	USD	(104,978)	11/6/12	(527)
HSBC	PHP	1,248,630	USD	(29,854)	11/6/12	81
HSBC	RUB	1,523,500	USD	(48,842)	11/6/12	(328)
HSBC	TRY	36,320	USD	(20,207)	11/6/12	(110)
JPMC	AUD	(25,894)	USD	26,904	11/6/12	135
JPMC	BRL	124,250	USD	(60,886)	11/6/12	88
JPMC	CAD	(26,699)	USD	27,125	11/6/12	(8)
JPMC	CLP	23,610,000	USD	(49,942)	11/6/12	(41)
JPMC	EUR	18,882	USD	(24,272)	11/6/12	1
JPMC	GBP	(23,229)	USD	37,603	11/6/12	95
JPMC	NOK	(566,745)	USD	98,731	11/6/12	(46)
MNB	GBP	(1,030)	USD	1,661	10/1/12	(3)
MNB	GBP	(17,334)	USD	28,037	10/2/12	43
MNB	GBP	(50,392)	USD	81,231	10/3/12	(145)
MNB	JPY	15,000,037	USD	(193,299)	10/3/12	(1,020)
MNB	TWD	(4,563,303)	USD	155,135	10/1/12	(434)
MSC	BRL	123,665	USD	(60,596)	11/6/12	91
MSC	EUR	(115,455)	USD	148,476	11/6/12	52
MSC	GBP	(19,600)	USD	31,764	11/6/12	116
MSC	JPY	1,630,940	USD	(20,998)	11/6/12	(86)
MSC	NOK	(221,444)	USD	38,570	11/6/12	(25)
MSC	PHP	1,248,150	USD	(29,852)	11/6/12	71
MSC	RUB	3,881,220	USD	(124,092)	11/6/12	(500)
						$1,119

Futures Contracts

	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
(2) Euro-O.A.T	$(346,273)	$(344,265)	12/7/12	$2,008
1 Long Gilt	190,980	194,789	1/1/13	3,809
(6) U.S. Long Bond	(878,386)	(896,250)	1/1/13	(17,864)
11 U.S. Treasury
5 yr Notes	1,367,051	1,370,961	1/5/13	3,910
10 U.S. Treasury
10 yr Notes	1,325,839	1,334,844	12/20/12	9,005
	$1,659,211			$868

Swap Contracts
CDS Contracts

				Annual		Unrealized
	Swap Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.18	USD	34,650	5.00%	6/20/17	$(368)
	ITRAXX Europe
	Crossover 18.1
BAML	5 yr CDS	EUR	215,000	5.00%	12/20/17	(852)
	Kingdom of Spain
BAML	5 yr CDS	USD	59,000	1.00%	12/20/15	130
	Republic of France
BAML	5 yr CDS		55,000	0.25%	9/20/17	(1,823)
	ITRAXX Europe
	Crossover 18.1
BCLY	5 yr CDS	EUR	315,000	5.00%	12/20/17	(853)
	Kingdom of
	Belgium
BCLY	5 yr CDS	USD	37,000	1.00%	6/20/17	(2,574)
	Republic of France
BCLY	5 yr CDS		74,000	0.25%	9/20/16	(2,939)
BCLY	5 yr CDS		78,000	0.25%	6/20/17	(3,170)
	Russian Federation
BCLY	5 yr CDS		35,000	1.00%	9/20/17	(1,082)
	Republic of France
GSC	5 yr CDS		32,000	0.25%	9/20/16	(1,221)
JPMC	CDX. NA.HY.18		39,600	5.00%	12/20/17	(445)
	ITRAXX Europe
	Crossover 18.1
JPMC	5 yr CDS	EUR	210,000	5.00%	12/20/17	3,331
	Kingdom of Spain
JPMC	5 yr CDS	USD	38,000	1.00%	3/20/17	243
JPMC	5 yr CDS		60,000	1.00%	9/20/17	(2,146)
	Republic of France
JPMC	5 yr CDS		53,000	0.25%	9/20/16	(2,094)
JPMC	5 yr CDS		49,000	0.25%	6/20/17	(2,366)
JPMC	5 yr CDS		48,000	0.25%	9/20/17	(1,612)
MSC	CDX. NA.HY.18		34,650	5.00%	6/20/17	(368)

Swap Contracts (continued)
CDS Contracts (continued)
				Annual		Unrealized
	Swap Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Kingdom of Belgium
MSC	5 yr CDS	USD	104,000	1.00%	12/20/16	$(8,556)
MSC	5 yr CDS		32,000	1.00%	3/20/17	(2,867)
	Kingdom of Spain
MSC	5 yr CDS		72,000	1.00%	6/20/16	2,227
MSC	5 yr CDS		80,000	1.00%	3/20/17	438
MSC	5 yr CDS		40,000	1.00%	6/20/17	(1,408)
	Republic of France
MSC	5 yr CDS		57,000	0.25%	12/20/16	(2,423)
						$(32,798)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
COP — Colombian Peso
CVA — Dutch Certificate
EUR — European Monetary Unit
GBP — British Pound Sterling
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
HY — High Yield
IDR — Indonesia Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration
NOK — Norwegian Krone
NVDR — Non-Voting Depositary Receipt
NZD — New Zealand Dollar
O.A.T — Obligations Assimilables du Tresor
PHP — Philippine Peso
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
SDR — Special Drawing Right
S.F. — Single Family
TBA — To be announced
TRY — Turkish Lira
TWD — Taiwan Dollar
UBS — Union Bank of Switzerland
USD — United States Dollar
yr — year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)       55

Statements of net assets

Delaware Foundation® Moderate Allocation Fund
September 30, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 57.52%
U.S. Markets – 32.19%
Consumer Discretionary – 3.26%
†	AFC Enterprises	7,440	$183,024
†	Apollo Group Class A	12,400	360,220
†	Bally Technologies	1,720	84,951
†	BorgWarner	1,480	102,283
†	Buffalo Wild Wings	1,360	116,606
	CEC Entertainment	3,155	95,029
=†	Century Communications
	Tracking	25,000	0
	Cheesecake Factory	3,240	115,830
	Cinemark Holdings	5,060	113,496
	Comcast Class A	35,200	1,259,103
	Comcast Special Class	15,880	552,624
	Cooper Tire & Rubber	6,230	119,491
	DSW Class A	4,460	297,571
†	Express	4,825	71,507
	Ford Motor	32,380	319,267
†	G-III Apparel Group	3,675	131,933
†	Iconix Brand Group	8,635	157,502
†	Jack in the Box	5,505	154,746
	Jarden	6,750	356,670
	Jones Group	3,680	47,362
†	Jos. A Bank Clothiers	3,585	173,801
†	Liberty Interactive Class A	58,975	1,091,038
	Lowe’s	39,600	1,197,504
	Macy’s	8,350	314,127
†	Madden (Steven)	4,955	216,633
	McDonald’s	5,490	503,708
	National CineMedia	6,805	111,398
	NIKE Class B	9,800	930,118
	Nordstrom	5,890	325,010
†	OpenTable	1,890	78,624
†	Perry Ellis International	6,525	143,876
†	priceline.com	2,025	1,252,927
	Regal Entertainment
	Group Class A	5,590	78,651
†	Shuffle Master	11,195	176,993
	Staples	52,225	601,632
	Starbucks	4,690	238,018
	Starwood Hotels &
	Resorts Worldwide	1,275	73,899
	Target	5,560	352,893
†	Tenneco	4,530	126,840
	Viacom Class B	7,160	383,704
			13,010,609
Consumer Staples – 2.76%
	Archer-Daniels-Midland	45,280	1,230,710
	Avon Products	68,300	1,089,385
	Casey’s General Stores	3,245	185,419
	Coca-Cola	7,580	287,509
	CVS Caremark	33,890	1,640,953
	General Mills	7,740	308,439
	J&J Snack Foods	2,350	134,726
	Kimberly-Clark	17,000	1,458,260
†	Kraft Foods	28,100	1,161,935
	PepsiCo	8,290	586,683
†	Prestige Brands Holdings	5,575	94,552
	Procter & Gamble	9,870	684,583
	Safeway	56,300	905,867
†	Susser Holdings	4,190	151,552
	Walgreen	29,800	1,085,912
			11,006,485
Energy – 3.44%
	Baker Hughes	2,370	107,195
	Berry Petroleum Class A	3,100	125,953
†	Bonanza Creek Energy	4,325	101,897
	Bristow Group	3,175	160,496
†	C&J Energy Services	4,460	88,754
†	Carrizo Oil & Gas	5,035	125,925
	Chevron	16,360	1,906,921
	ConocoPhillips	19,800	1,132,164
	EOG Resources	17,960	2,012,417
	Exxon Mobil	8,290	758,121
	Halliburton	33,800	1,138,722
	Hess	4,300	230,996
†	Key Energy Services	12,545	87,815
	Kinder Morgan	43,275	1,537,128
	Lufkin Industries	2,090	112,484
	Marathon Oil	44,300	1,309,951
	National Oilwell Varco	2,160	173,038
†	Newfield Exploration	3,690	115,571
	Occidental Petroleum	2,520	216,871
†	Pioneer Energy Services	14,200	110,618
†	RigNet	5,280	97,680
†	Rosetta Resources	3,165	151,604
	Schlumberger	7,350	531,626
†	Swift Energy	4,735	98,867
	Williams	36,800	1,286,896
			13,719,710
Financials – 5.43%
	Acadia Realty Trust	700	17,374
	AFLAC	6,250	299,250
	Allstate	32,200	1,275,441
	American Equity Investment
	Life Holding	12,490	145,259
	Ameriprise Financial	4,370	247,735
†	AMERISAFE	2,770	75,178
	Apartment Investment &
	Management	3,025	78,620
	AvalonBay Communities	1,750	237,983
	Bank of New York Mellon	49,800	1,126,475
†	BBCN Bancorp	7,835	98,799
	BlackRock	1,750	312,025

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Boston Properties	3,225	$356,717
	Brandywine Realty Trust	5,800	70,702
	BRE Properties	975	45,718
	Camden Property Trust	2,350	151,552
†	Capital Bank Financial	4,315	77,670
	Capital One Financial	5,220	297,592
	Cardinal Financial	9,215	131,775
	CBL & Associates Properties	3,100	66,154
	City Holding	3,520	126,157
	CME Group	13,500	773,550
	Colonial Properties Trust	2,575	54,204
	Corporate Office Properties Trust	1,350	32,360
	DCT Industrial Trust	26,690	172,684
	DDR	8,025	123,264
	Digital Realty Trust	1,275	89,059
	Dime Community Bancshares	8,190	118,264
	Douglas Emmett	2,050	47,294
	Duke Realty	2,075	30,503
	DuPont Fabros Technology	5,305	133,951
	EastGroup Properties	4,530	240,996
	Education Realty Trust	6,725	73,303
	Entertainment Properties Trust	3,195	141,954
	Equity Lifestyle Properties	1,125	76,635
	Equity Residential	4,900	281,897
	Essex Property Trust	725	107,474
	Extra Space Storage	1,625	54,031
	Federal Realty Investment Trust	1,150	121,095
†	First Industrial Realty Trust	2,700	35,478
	Flushing Financial	7,810	123,398
	General Growth Properties	8,175	159,249
	HCP	6,600	293,568
	Health Care REIT	2,775	160,256
	Healthcare Realty Trust	3,450	79,523
	Home Bancshares	3,015	102,781
	Host Hotels & Resorts	27,995	449,320
	Independent Bank	4,060	122,165
†	IntercontinentalExchange	11,435	1,525,542
	JPMorgan Chase	15,500	627,440
	Kilroy Realty	2,300	102,994
	Kimco Realty	5,875	119,086
	LaSalle Hotel Properties	6,765	180,558
	Lexington Realty Trust	5,725	55,304
	Liberty Property Trust	4,200	152,208
	Macerich	3,675	210,320
	Marsh & McLennan	33,500	1,136,654
	National Retail Properties	8,570	261,385
	Park National	1,995	139,690
†	Piper Jaffray	3,840	97,728
	Primerica	4,525	129,596
	ProAssurance	1,125	101,745
	Progressive	55,675	1,154,699
	ProLogis	6,125	214,559
	Prosperity Bancshares	3,355	142,990
	Prudential Financial	5,910	322,154
	PS Business Parks	1,175	78,514
	Public Storage	2,200	306,174
	Ramco-Gershenson
	Properties Trust	3,475	43,542
	Rayonier	1,125	55,136
	Regency Centers	2,600	126,698
	Simon Property Group	5,325	808,388
	SL Green Realty	2,100	168,147
	Sovran Self Storage	3,530	204,211
	State Street	6,050	253,858
†	Strategic Hotels & Resorts	5,675	34,107
†	Sunstone Hotel Investors	5,200	57,200
	Susquehanna Bancshares	12,550	131,273
	Tanger Factory Outlet Centers	2,475	80,017
	Taubman Centers	575	44,120
†	Texas Capital Bancshares	1,700	84,507
	Travelers	22,170	1,513,323
	Trustmark	4,215	102,593
	UDR	3,350	83,147
	Ventas	3,975	247,444
	Vornado Realty Trust	2,175	176,284
†	WageWorks	2,080	36,296
†	Walter Investment Management	3,325	123,058
	Webster Financial	6,260	148,362
	Wells Fargo	19,030	657,106
			21,674,589
Healthcare – 3.90%
	Abbott Laboratories	7,060	484,034
†	Acorda Therapeutics	4,635	118,702
†	Air Methods	1,870	223,222
†	Align Technology	5,475	202,411
	Allergan	17,350	1,588,913
	Baxter International	18,600	1,120,836
	Cardinal Health	26,000	1,013,220
†	Celgene	4,300	328,520
†	Cepheid	1,795	61,945
	Conmed	4,640	132,240
	CryoLife	11,085	74,491
†	Express Scripts	7,630	478,172
†	Gilead Sciences	7,280	482,882
†	Greenway Medical Technologies	5,045	86,270
†	Haemonetics	2,015	161,603
†	Incyte	5,560	100,358
†	InterMune	7,075	63,463
	Johnson & Johnson	17,740	1,222,463
	Merck	41,890	1,889,238
†	Merit Medical Systems	9,630	143,776
	Perrigo	6,575	763,818
	Pfizer	81,462	2,024,330

(continues)       57

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Healthcare (continued)
	Quest Diagnostics	19,100	$1,211,513
†	Quidel	7,655	144,909
†	Spectrum Pharmaceuticals	10,640	124,488
	Thermo Fisher Scientific	6,270	368,864
	UnitedHealth Group	9,200	509,772
†	Vertex Pharmaceuticals	4,100	229,395
†	WellCare Health Plans	1,420	80,301
	West Pharmaceutical Services	2,765	146,739
			15,580,888
Industrials – 2.83%
	AAON	6,105	120,207
	Acuity Brands	3,685	233,224
	Applied Industrial Technologies	4,805	199,071
	Barnes Group	5,635	140,931
	Caterpillar	10,510	904,280
†	Chart Industries	2,295	169,486
†	Columbus McKinnon	6,515	98,442
†	CRA International	3,400	58,752
†	Cross Country Healthcare	10,555	49,820
	Cummins	1,610	148,458
	Deere	4,340	358,007
	Eaton	2,620	123,821
	ESCO Technologies	3,200	124,320
†	Esterline Technologies	3,005	168,701
	FedEx	2,210	187,010
	Fluor	3,030	170,528
†	FTI Consulting	3,290	87,777
	General Electric	22,360	507,796
†	Genesee & Wyoming	1,650	110,319
	Granite Construction	3,923	112,669
	Honeywell International	6,370	380,608
†	Hub Group Class A	5,250	155,820
	Hunt (J.B.) Transport Services	2,580	134,263
†	Kadant	4,985	115,602
†	KEYW Holding	8,610	107,625
†	Kforce	10,220	120,494
	Lockheed Martin	2,510	234,384
	Manpower	2,950	108,560
	McGrath RentCorp	3,120	81,401
†	MYR Group	6,225	124,189
	Northrop Grumman	17,400	1,155,881
	Raytheon	19,700	1,126,052
	Republic Services	5,460	150,205
	Rockwell Collins	1,780	95,479
†	RPX	4,735	53,079
†	Tetra Tech	4,415	115,938
†	Titan Machinery	4,545	92,173
	Towers Watson Class A	3,810	202,121
	Triumph Group	4,450	278,259
	Union Pacific	3,340	396,458
	United Stationers	5,155	134,133
	United Technologies	6,600	516,714
	URS	3,670	129,588
	US Ecology	6,300	135,954
	Waste Management	33,100	1,061,848
			11,280,447
Information Technology – 7.91%
	Accenture Class A	5,220	365,557
†	Adobe Systems	37,350	1,212,381
	Adtran	4,695	81,130
†	Amkor Technology	17,640	77,616
	Anixter International	2,150	123,539
	Apple	7,625	5,087,857
†	Applied Micro Circuits	16,010	81,011
	Avago Technologies	4,100	142,947
†	BMC Software	31,825	1,320,419
†	Brightcove	7,585	88,593
†	Cirrus Logic	3,060	117,473
	Cisco Systems	72,780	1,389,370
†	Citrix Systems	1,760	134,763
†	Cognizant Technology
	Solutions Class A	4,630	323,730
†	comScore	4,325	65,956
†	EMC	17,140	467,408
†	EPAM Systems	3,510	66,479
†	ExactTarget	3,070	74,355
†	ExlService Holdings	2,710	79,945
†	FARO Technologies	3,900	161,148
†	Google Class A	3,145	2,372,902
	Intel	56,920	1,290,946
	International Business Machines	1,690	350,591
†	InterXion Holding	6,175	140,296
	Intuit	23,475	1,382,208
†	IXYS	10,005	99,250
	j2 Global	5,100	167,382
†	Liquidity Services	2,415	121,257
†	LogMeln	5,200	116,636
	MasterCard Class A	3,935	1,776,574
	Microsoft	27,630	822,821
	Motorola Solutions	22,514	1,138,083
†	NETGEAR	3,135	119,569
†	Nuance Communications	5,820	144,860
	Plantronics	3,000	105,990
†	Polycom	35,550	350,879
	QUALCOMM	38,625	2,413,675
†	QuinStreet	6,300	52,857
†	Rofin-Sinar Technologies	4,395	86,713
†	Semtech	5,165	129,900
†	Shutterfly	3,405	105,964
†	SS&C Technologies Holdings	6,080	153,277
†	Synaptics	3,570	85,751
	Syntel	1,600	99,856
†	TeleTech Holdings	7,315	124,721
†	Teradata	14,200	1,070,822

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Information Technology (continued)
	Texas Instruments	7,860	$216,543
†	Trulia	1,015	21,741
†	ValueClick	6,665	114,571
†	VeriSign	22,825	1,111,349
†	ViaSat	2,420	90,460
	Visa Class A	14,125	1,896,705
†	Vocus	6,640	133,198
	Xerox	140,600	1,032,004
†	Yahoo	41,800	667,755
			31,569,783
Materials – 0.82%
	Allegheny Technologies	6,780	216,282
	Boise	14,065	123,209
	Buckeye Technologies	3,110	99,707
	Celanese Class A	5,760	218,362
†	Coeur d’Alene Mines	4,575	131,897
	duPont (E.I.) deNemours	29,120	1,463,861
	Eastman Chemical	4,330	246,853
	Innophos Holdings	2,345	113,709
	International Paper	7,350	266,952
	Kaiser Aluminum	1,510	88,169
	Koppers Holdings	2,720	95,010
	Materion	500	11,900
=∏†	PT Holdings	35	0
†	TPC Group	2,270	92,639
†	US Silica Holdings	8,440	114,446
			3,282,996
Telecommunication Services – 1.29%
	AT&T	50,490	1,903,472
	Atlantic Tele-Network	2,020	86,820
†	Crown Castle International	30,450	1,951,844
	NTELOS Holdings	3,880	67,396
	Verizon Communications	24,800	1,130,136
			5,139,668
Utilities – 0.55%
	AGL Resources	4,290	175,504
=†	Calpine Escrow Tracking	20,000	0
	Cleco	3,680	154,486
	Edison International	27,370	1,250,536
	MDU Resources Group	9,160	201,886
	NorthWestern	2,825	102,350
	OGE Energy	4,110	227,941
	UIL Holdings	2,770	99,332
			2,212,035
Total U.S. Markets
	(cost $93,444,327)		128,477,210

§Developed Markets – 18.35%
Consumer Discretionary – 2.95%
	Adidas	3,600	295,335
	Aeon	14,200	160,720
	Bayerische Motoren Werke	11,671	853,526
	British Sky Broadcasting Group	18,600	223,326
	Cie Financiere Richemont
	Class A	2,650	158,924
	Crown	18,200	171,839
	Don Quijote	27,500	1,059,251
	Hennes & Mauritz Class B	8,050	279,746
	LVMH Moet Hennessy
	Louis Vuitton	1,190	178,918
	McDonald’s Holdings Japan	5,800	165,268
	Nitori Holdings	6,774	629,514
	Pirelli & C	14,700	158,300
	PPR	5,673	870,437
	Publicis Groupe	15,083	844,104
	Reed Elsevier	15,400	147,227
	Shimamura	1,500	174,774
	Shimano	2,800	203,858
	SKYCITY Entertainment Group	56,200	176,099
	Sumitomo Rubber Industries	39,341	467,463
	Suzuki Motor	10,400	201,961
	Techtronic Industries	545,000	993,823
	Toyota Motor	50,089	1,951,810
	Yamada Denki	2,640	115,901
	Yamaha	13,600	126,212
	Yue Yuen Industrial Holdings	343,500	1,156,193
			11,764,529
Consumer Staples – 2.90%
	Anheuser-Busch InBev	4,120	350,331
†	Aryzta	32,858	1,575,731
	Asahi Group Holdings	9,000	221,957
	British American Tobacco	10,450	536,563
	Carlsberg Class B	9,774	865,985
	China Mengniu Dairy	121,000	362,023
	Coca-Cola Amatil	64,443	906,660
	Danone	2,820	173,618
	Diageo	13,900	390,467
	Greggs	82,815	671,364
	Imperial Tobacco Group	5,530	204,685
	Japan Tobacco	4,200	126,083
	Kao	9,200	271,230
	Kerry Group Class A	3,930	201,252
	Koninklijke Ahold	16,500	206,669
†	Lindt & Spruengli	51	161,387
	L’Oreal	2,230	275,849
	Nestle	12,100	762,965
	Reckitt Benckiser Group	5,950	342,549
	SABMiller	3,960	173,944
	Tate & Lyle	18,550	199,360
	Tesco	239,686	1,285,069
	Toyo Suisan Kaisha	8,000	200,167
	Unilever	6,700	243,663
	Unilever CVA	8,870	313,798

(continues)       59

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Consumer Staples (continued)
	WM Morrison Supermarkets	48,400	$222,916
	Woolworths	11,300	337,191
			11,583,476
Energy – 1.27%
	Aker Solutions	10,230	193,740
	AMEC	9,500	175,814
	BG Group	17,400	351,241
†	Lundin Petroleum	6,635	161,765
†	Noble	6,790	242,946
	Petrofac	9,200	236,970
	Saipem	4,800	230,507
	Santos	17,400	205,086
	Subsea 7	43,999	1,015,285
	Technip	1,990	221,228
	Total	23,956	1,188,288
	Transocean	18,900	848,421
			5,071,291
Financials – 1.66%
	AIA Group	54,000	201,259
	Alterra Capital Holdings	6,330	151,540
	AXA	59,875	891,762
	City Developments	20,000	191,338
	Daito Trust Construction	2,300	231,430
†	Erste Group Bank	7,700	171,825
	Man Group	125,500	166,899
	Mitsubishi UFJ Financial Group	245,573	1,152,082
	Muenchener Rueckversicherungs	1,425	222,490
	Nordea Bank	118,873	1,175,750
	Oversea-Chinese Banking	28,000	213,112
	Seven Bank	62,600	190,974
	Sony Financial Holdings	8,700	149,210
	Standard Chartered	57,652	1,303,430
	Swire Properties	7,700	23,832
	Tryg	2,700	175,414
			6,612,347
Healthcare – 2.55%
†	Alkermes	10,620	220,365
	Bayer	3,535	303,585
	Cie Generale d’Optique
	Essilor International	3,030	283,734
	Coloplast Class B	740	154,090
	CSL	6,510	310,705
	Dainippon Sumitomo Pharma	12,800	140,773
	Fresenius	2,255	261,786
	GlaxoSmithKline	34,500	795,318
†	ICON ADR	5,205	126,846
	Luxottica Group	6,260	221,463
	Meda Class A	35,119	355,378
	Miraca Holdings	3,900	175,216
	Novartis	19,318	1,182,148
	Novo Nordisk ADR	8,275	1,305,878
	Novo Nordisk Class B	3,055	482,635
	Roche Holding	4,600	859,397
	Sanofi	14,380	1,226,083
	Teva Pharmaceutical
	Industries ADR	43,300	1,793,053
			10,198,453
Industrials – 2.69%
†	ABB	11,450	214,767
	Alstom	24,699	866,011
	Assa Abloy Class B	5,870	190,580
	Brambles	31,000	225,792
	Central Japan Railway	1,900	167,070
	Cie de Saint-Gobain	10,573	371,396
	Deutsche Post	56,124	1,096,257
	East Japan Railway	21,741	1,440,760
	Elbit Systems	4,150	141,935
	European Aeronautic
	Defence & Space	6,770	214,580
	FANUC	900	145,126
	G4S	39,780	170,688
	Hoya	8,300	182,459
	IHI	86,000	191,809
	Invensys	37,800	142,902
	ITOCHU	108,249	1,097,545
	Keppel	24,000	222,956
	Komatsu	11,800	232,476
	Kone Class B	3,130	216,596
	Koninklijke Philips Electronics	12,181	284,184
	Mitsubishi Electric	28,000	206,729
	QR National	49,000	173,364
†	Rolls-Royce Holdings	9,100	123,884
	Schindler Holding	1,585	194,828
	Schneider Electric	4,550	269,283
	Swire Pacific Class A	16,000	196,023
	Teleperformance	45,837	1,312,943
	Volvo Class B	20,050	281,207
	Yamato Holdings	11,400	180,611
			10,754,761
Information Technology – 0.85%
	ASM Pacific Technology	14,550	172,160
	ASML Holding	5,830	311,586
	Canon	8,400	268,641
†	CGI Group Class A	57,346	1,539,881
	Computershare	18,100	155,871
†	Foxconn International Holdings	466,000	153,246
	SAP	4,450	315,145
	Seiko Epson	24,400	148,874
	Tokyo Electron	3,200	136,384
	Trend Micro	6,100	170,454
			3,372,242

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Materials – 2.60%
Air Liquide	2,530	$313,576
Anglo American	6,100	178,991
Anglo American ADR	13,000	190,717
† AuRico Gold	114,996	808,241
BASF	6,500	548,363
BHP Billiton Limited	23,200	795,311
Holmen B Shares	4,980	136,128
Israel Chemicals	22,800	276,417
Johnson Matthey	5,381	209,674
Kansai Paint	16,000	177,402
Lafarge	8,962	482,661
Lonmin	16,000	144,049
Rexam	196,947	1,383,197
Rio Tinto	25,115	1,170,104
Rio Tinto Limited	3,150	174,396
Shin-Etsu Chemical	3,900	219,458
Syngenta	870	325,169
Syngenta ADR	14,350	1,074,098
Umicore	3,770	197,056
Yamana Gold	81,393	1,554,757
		10,359,765
Telecommunication Services – 0.60%
BT Group	91,700	341,635
KDDI	11,900	924,361
Millicom International
Cellular SDR	1,770	164,286
Vodafone Group	225,693	640,559
Vodafone Group ADR	11,240	320,284
		2,391,125
Utilities – 0.28%
Centrica	32,700	173,102
National Grid	68,975	760,778
Shikoku Electric Power	14,900	168,261
		1,102,141
Total Developed Markets
(cost $64,540,223)		73,210,130

XEmerging Markets – 6.98%
Consumer Discretionary – 0.41%
Grupo Televisa ADR	23,650	556,012
Hyundai Home
Shopping Network	4,950	533,372
Hyundai Motor	1,251	283,075
Mahindra & Mahindra	15,976	261,093
		1,633,552
Consumer Staples – 0.76%
Brazil Foods ADR	28,060	485,438
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	7,100	320,281
Fomento Economico
Mexicano ADR	3,825	351,824
† Hypermarcas	42,800	311,242
Lotte Chilsung Beverage	289	357,854
Lotte Confectionery	194	270,357
Tingyi Cayman Islands Holding	95,816	288,528
Tsingtao Brewery	32,162	177,521
United Spirits	9,149	210,283
Wal-Mart de Mexico Series V	97,583	274,799
		3,048,127
Energy – 1.50%
† Cairn India	50,000	312,843
China Petroleum & Chemical	184,500	172,265
CNOOC ADR	1,640	332,477
Gazprom ADR	65,330	655,260
LUKOIL ADR	6,800	418,472
PetroChina ADR	2,100	271,236
Petroleo Brasileiro SA ADR	52,000	1,192,880
† Polski Koncern Naftowy Orlen	12,892	183,111
PTT	29,991	320,202
# Reliance Industries GDR 144A	36,158	1,138,254
Rosneft Oil GDR	43,400	291,648
Sasol ADR	6,400	285,312
Tambang Batubara Bukit
Asam Persero	162,000	274,232
YPF ADR	9,600	124,800
		5,972,992
Financials – 1.10%
Banco Santander Brasil ADR	39,750	292,958
Bangkok Bank	44,561	280,540
China Construction Bank	419,449	291,021
=#† Etalon Group GDR 144A	16,400	102,992
† Grupo Financiero Santander
Mexico SAB de CV
Class B ADR	15,800	216,460
ICICI Bank ADR	8,100	325,134
Industrial & Commercial
Bank of China	739,800	436,961
Itau Unibanco Holding ADR	23,700	362,136
KB Financial Group ADR	18,289	645,433
Samsung Life Insurance	3,293	284,157
= Sberbank	175,081	510,589
Standard Bank Group	30,912	392,315
† UEM Land Holdings	463,623	254,830
		4,395,526
Industrials – 0.43%
All America Latina Logistica	29,764	122,319
† Empresas ICA ADR	24,600	190,404
† Gol Linhas Aereas
Inteligentes ADR	32,600	187,124
KCC	1,759	460,413

(continues)       61

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Industrials (continued)
Remgro		12,148	$212,003
Santos Brasil Participacoes		13,400	190,394
Siam Cement		13,200	149,499
United Tractors		104,469	225,967
			1,738,123
Information Technology – 1.00%
† Baidu ADR		2,500	292,050
Hon Hai Precision Industry		201,715	632,658
† LG Display ADR		19,300	242,601
Samsung Electronics		1,197	1,446,714
† Sina		4,300	278,124
† Sohu.com		6,600	277,794
Taiwan Semiconductor
Manufacturing		83,069	254,307
Taiwan Semiconductor
Manufacturing ADR		17,700	280,014
United Microelectronics		484,000	201,302
† WNS Holdings ADR		7,865	80,538
			3,986,102
Materials – 0.67%
Anglo American Platinum		4,097	210,683
† ArcelorMittal South Africa		23,683	116,665
Braskem ADR		17,775	250,805
Cemex ADR		44,550	371,102
† Fibria Celulose ADR		36,090	337,081
Gerdau		18,000	141,464
Gerdau ADR		21,600	205,416
Impala Platinum Holdings		8,872	148,169
Siam Cement NVDR		10,300	116,654
Ultratech Cement		6,923	257,483
Vale ADR		28,725	514,178
			2,669,700
Telecommunication Services – 1.11%
America Movil ADR		12,300	312,912
China Mobile ADR		7,025	388,904
China Telecom		576,000	332,785
China Unicom Hong Kong ADR		31,743	517,728
Chunghwa Telecom ADR		8,960	284,480
KT ADR		33,850	529,414
Mobile Telesystems ADR		11,100	194,472
MTN Group		14,778	284,463
SK Telecom ADR		50,000	727,000
Telefonica Brasil ADR		14,505	315,339
† Turkcell Iletisim Hizmetleri ADR		15,350	232,399
Vodacom Group		23,899	293,174
			4,413,070
Total Emerging Markets
(cost $26,813,552)			27,857,192

Total Common Stock
(cost $184,798,102)			229,544,532

Convertible Preferred Stock – 0.17%
Apache 6.00%
exercise price $109.12,
expiration date 8/1/13		1,800	87,570
Aspen Insurance
Holdings 5.625%
exercise price $29.28,
expiration date 12/31/49		1,957	112,161
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		28	30,475
# Chesapeake Energy 144A 5.75%
exercise price $27.90,
expiration date 12/31/49		25	23,156
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		147	160,542
PPL 9.50%
exercise price $28.80,
expiration date 7/1/13		2,300	124,108
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		583	63,582
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49		72	89,136
Total Convertible Preferred Stock
(cost $693,898)			690,730

Exchange-Traded Funds – 0.04%
iShares Dow Jones US Real
Estate Index Fund		525	33,805
iShares MSCI EAFE Growth Index		2,170	122,561
Total Exchange-Traded Funds
(cost $153,810)			156,366

	Principal
	Amount°
Agency Asset-Backed Securities – 0.02%
Fannie Mae
Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	63,272	64,216
• Fannie Mae
Whole Loan Series
2002-W11 AV1
0.557% 11/25/32		10,863	10,033
Total Agency Asset-Backed Securities
(cost $73,628)			74,249

Agency Collateralized Mortgage Obligations – 0.23%
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26		42,797	50,004
Series 2003-26 AT
5.00% 11/25/32		176,255	186,009

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Fannie Mae REMICs (continued)
	Series 2003-122 AJ
	4.50% 2/25/28	USD	18,090	$18,306
	Series 2010-41 PN
	4.50% 4/25/40		120,000	135,595
	Series 2010-96 DC
	4.00% 9/25/25		5,000	5,460
	Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24		32,481	37,478
	Series 4065 DE
	3.00% 6/15/32		30,000	31,123
	GNMA Series 2010-113 KE
	4.50% 9/20/40		295,000	337,581
	NCUA Guaranteed Notes
	Series 2010-C1 A2
	2.90% 10/29/20		100,000	107,500
Total Agency Collateralized
	Mortgage Obligations
	(cost $856,389)			909,056

Agency Mortgage-Backed Securities – 5.45%
	Fannie Mae 6.50% 8/1/17		24,359	26,955
	Fannie Mae Relocation 30 yr
	5.00% 1/1/36		16,988	18,365
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		336,826	366,163
	5.00% 9/1/18		31,211	34,032
	5.50% 6/1/22		3,709	4,048
	Fannie Mae S.F. 15 yr TBA
	2.50% 10/1/27		1,675,000	1,760,059
	2.50% 11/1/27		545,000	571,484
	3.00% 10/1/27		3,819,000	4,048,140
	Fannie Mae S.F. 20 yr
	5.50% 8/1/28		34,405	37,772
	5.50% 12/1/29		22,312	24,495
	Fannie Mae S.F. 30 yr
	5.00% 2/1/35		11,897	13,074
	5.50% 2/1/37		103,170	113,267
	6.00% 9/1/36		46,798	51,796
	6.00% 8/1/37		128,228	141,923
	6.00% 4/1/38		382,798	422,846
	6.00% 11/1/39		39,629	43,862
	6.00% 1/1/40		340,356	376,709
	6.00% 4/1/40		60,981	67,445
	6.00% 6/1/40		1,355,552	1,500,336
	6.00% 7/1/40		24,521	27,140
	6.00% 2/1/41		227,671	253,916
	6.50% 2/1/36		63,577	72,535
	7.50% 6/1/31		26,893	32,990
	Fannie Mae S.F. 30 yr TBA
	3.50% 10/1/42		7,540,000	8,086,651
	3.50% 11/1/42		715,000	764,938
•	Freddie Mac ARM
	2.582% 4/1/34		14,483	15,480
	2.76% 7/1/36		35,602	38,202
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18		36,035	38,716
	Freddie Mac S.F. 30 yr
	5.50% 5/1/38		23,056	25,126
	5.50% 7/1/38		101,346	110,445
	5.50% 8/1/38		430,933	470,833
	5.50% 12/1/38		55,315	60,333
	5.50% 5/1/40		18,066	19,705
	5.50% 7/1/40		930,178	1,016,302
	6.00% 4/1/37		151,790	166,864
	6.00% 8/1/38		172,708	191,910
	6.00% 10/1/38		244,964	272,199
	6.00% 5/1/40		373,268	410,336
	7.00% 11/1/33		29,001	34,285
	GNMA I S.F. 30 yr
	7.50% 9/15/31		18,079	19,948
Total Agency Mortgage-Backed
	Securities (cost $21,540,900)			21,751,625

Commercial Mortgage-Backed Securities – 1.37%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37		100,000	105,235
	BAML Commercial
	Mortgage Securities
	• Series 2005-1 A5
	5.343% 11/10/42		95,000	104,496
	Series 2006-4 A4
	5.634% 7/10/46		135,000	155,630
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2004-PWR4 A3
	5.468% 6/11/41		60,545	64,399
	Series 2005-PW10 A4
	5.405% 12/11/40		90,000	101,374
	Series 2005-T20 A4A
	5.297% 10/12/42		75,000	84,380
	Series 2006-PW12 A4
	5.894% 9/11/38		345,000	396,859
	Citigroup Commercial Mortgage
	Trust Series 2012-GC8 A4
	3.024% 9/10/45		160,000	163,992
•t	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		85,000	94,395
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.588% 2/15/39		47,091	49,181

(continues)       63

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
#	DBUBS Mortgage Trust 144A
	Series 2011-LC1A A3
	5.002% 11/10/46	USD	315,000	$375,931
	• Series 2011-LC1A C
	5.728% 11/10/46		100,000	113,800
	Goldman Sachs Mortgage
	Securities II
	• Series 2004-GG2 A6
	5.396% 8/10/38		220,000	235,549
	Series 2005-GG4 A4
	4.761% 7/10/39		240,000	258,557
	Series 2005-GG4 A4A
	4.751% 7/10/39		120,000	130,529
	# Series 2010-C1 A2 144A
	4.592% 8/10/43		165,000	192,311
	•# Series 2011-GC3 C 144A
	5.728% 3/10/44		225,000	245,496
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		125,000	138,299
	Series 2005-LDP5 A4
	5.359% 12/15/44		1,110,000	1,249,846
	Lehman Brothers-UBS
	Commercial Mortgage
	Trust Series 2004-C1 A4
	4.568% 1/15/31		90,000	94,341
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A
	4.989% 8/13/42		400,000	440,717
	• Series 2007-T27 A4
	5.823% 6/11/42		245,000	289,775
#	OBP Depositor Trust Series
	2010-OBP A 144A
	4.646% 7/15/45		135,000	159,072
#	WF-RBS Commercial
	Mortgage Trust
	Series 2011-C3 A4 144A
	4.375% 3/15/44		180,000	205,870
Total Commercial Mortgage-Backed
	Securities (cost $4,942,123)			5,450,034

Convertible Bonds – 1.08%
	AAR 1.75%
	exercise price $28.75,
	expiration date 1/1/26		112,000	112,280
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		193,000	197,100
#	Alaska Communications
	Systems Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		105,000	71,597
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		135,000	132,975
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		97,000	92,089
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		123,000	131,303
ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		174,000	130,391
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		55,000	51,219
	Chesapeake Energy
	2.25% exercise price $85.81,
	expiration date 12/15/38		60,000	48,638
	2.50% exercise price $51.14,
	expiration date 5/15/37		32,000	28,900
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		104,000	75,985
#	Corporate Office
	Properties 144A 4.25%
	exercise price $47.96,
	expiration date 4/12/30		171,000	172,924
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		50,000	33,469
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		79,000	84,925
	Helix Energy
	Solutions Group 3.25%
	exercise price $25.02,
	expiration date 3/12/32		119,000	132,759
ϕ	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		41,000	40,103
#	Iconix Brand Group 144A 2.50%
	exercise price $30.75,
	expiration date 5/31/16		85,000	84,894
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		91,000	85,256
	Intel 2.95%
	exercise price $29.96,
	expiration date 12/15/35		65,000	71,013
	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		90,000	94,444
	Jefferies Group 3.875%
	exercise price $37.55,
	expiration date 11/1/29		171,000	165,656
	L-3 Communications Holdings
	3.00% exercise price $92.17,
	expiration date 8/1/35		134,000	135,005

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/15/14	USD	176,000	$168,520
#	Lexington Realty
	Trust 144A 6.00%
	exercise price $6.93,
	expiration date 1/11/30		80,000	116,600
	Linear Technology 3.00%
	exercise price $42.72,
	expiration date 5/1/27		151,000	157,134
	Live Nation
	Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/14/27		228,000	224,864
	MGM Resorts
	International 4.25%
	exercise price $18.58,
	expiration date 4/10/15		103,000	107,313
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		81,000	155,469
	National Retail Properties 3.95%
	exercise price $23.51,
	expiration date 9/15/26		55,000	71,638
#	Nuance Communications
	144A 2.75%
	exercise price $32.30,
	expiration date 11/1/31		47,000	54,549
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13		48,000	47,880
	2.75% exercise price $42.13,
	expiration date 6/30/17		93,000	89,222
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		215,000	211,774
	Peabody Energy 4.75%
	exercise price $58.19,
	expiration date 12/15/41		17,000	14,408
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14		173,000	188,354
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		55,000	54,691
#	Ryman Hospitality
	Properties 144A 3.75%
	exercise price $27.25,
	expiration date 9/29/14		42,000	64,208
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		118,000	134,151
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 7/22/14		29,000	61,589
	Steel Dynamics 5.125%
	exercise price $17.55,
	expiration date 6/15/14		55,000	57,784
	Transocean 1.50%
	exercise price $158.97,
	expiration date 12/15/37		51,000	50,809
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		76,000	116,233
Total Convertible Bonds
	(cost $4,095,491)			4,320,115

Corporate Bonds – 19.83%
Banking – 2.14%
	Abbey National Treasury
	Services 4.00% 4/27/16		165,000	171,748
	AgriBank 9.125% 7/15/19		325,000	431,889
#	Banco Santander Chile 144A
	3.875% 9/20/22		150,000	150,842
	Bancolombia 5.125% 9/11/22		134,000	136,010
	Bank of America
	3.75% 7/12/16		120,000	127,430
	5.70% 1/24/22		405,000	476,578
	BB&T
	3.95% 3/22/22		325,000	353,928
	5.25% 11/1/19		219,000	253,807
	Capital One Capital V
	10.25% 8/15/39		135,000	139,725
	City National 5.25% 9/15/20		190,000	206,546
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		300,000	301,875
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		140,000	109,550
#	HSBC Bank 144A
	4.75% 1/19/21		300,000	344,649
	HSBC Holdings 4.00% 3/30/22		425,000	456,895
	JPMorgan Chase
	2.92% 9/19/17	CAD	203,000	206,706
	3.25% 9/23/22	USD	150,000	152,407
	6.00% 10/1/17		285,000	337,633
	KeyBank 5.45% 3/3/16		290,000	326,123
	KeyCorp 5.10% 3/24/21		165,000	193,291
	Morgan Stanley 7.60% 8/8/17	NZD	104,000	90,052
•	National City Bank
	0.78% 6/7/17	USD	250,000	239,256
	PNC Funding 5.125% 2/8/20		530,000	629,011
•#	PNC Preferred Funding Trust II
	144A 1.611% 3/31/49		300,000	249,000
•	SunTrust Bank 0.721% 8/24/15		125,000	120,671
	SVB Financial Group
	5.375% 9/15/20		305,000	348,086
	US Bancorp 2.95% 7/15/22		150,000	151,745
	US Bank 6.30% 2/4/14		570,000	612,887

(continues)       65

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
•	USB Capital IX 3.50% 10/29/49	USD	255,000	$218,826
	Wachovia
	• 0.825% 10/15/16		130,000	125,912
	5.25% 8/1/14		115,000	123,665
	5.60% 3/15/16		265,000	298,697
	Wells Fargo 3.50% 3/8/22		220,000	235,094
	Zions Bancorporation
	4.50% 3/27/17		20,000	20,666
	7.75% 9/23/14		182,000	199,296
				8,540,496
Basic Industry – 2.52%
	AK Steel 7.625% 5/15/20		75,000	66,000
	Alcoa
	5.40% 4/15/21		245,000	257,606
	6.75% 7/15/18		230,000	265,986
#	Anglo American Capital 144A
	2.625% 4/3/17		270,000	273,421
	2.625% 9/27/17		200,000	200,913
	4.125% 9/27/22		200,000	201,188
	ArcelorMittal
	6.50% 2/25/22		250,000	246,670
	10.10% 6/1/19		200,000	230,662
	Barrick Gold 3.85% 4/1/22		565,000	594,296
	Barrick North
	America Finance
	4.40% 5/30/21		100,000	108,993
	BHP Billiton Finance USA
	3.25% 11/21/21		115,000	122,176
	Cabot
	2.55% 1/15/18		210,000	215,579
	3.70% 7/15/22		115,000	117,731
#	Cemex Espana
	Luxembourg 144A
	9.25% 5/12/20		75,000	75,578
•#	Cemex SAB de CV 144A
	5.362% 9/30/15		300,000	287,250
	Century Aluminum
	8.00% 5/15/14		114,000	115,995
	CF Industries
	6.875% 5/1/18		320,000	389,999
	7.125% 5/1/20		111,000	139,583
#	CODELCO 144A
	3.00% 7/17/22		400,000	404,138
	Compass Minerals International
	8.00% 6/1/19		90,000	97,650
	Domtar 4.40% 4/1/22		145,000	148,751
	Dow Chemical 8.55% 5/15/19		776,000	1,041,975
#	Essar Steel Algoma 144A
	9.875% 6/15/15		77,000	61,408
#	FMG Resources August 2006
	144A 6.875% 4/1/22		135,000	124,031
	Freeport-McMoRan Copper &
	Gold 3.55% 3/1/22		190,000	190,570
	Georgia-Pacific 8.00% 1/15/24		550,000	752,262
	Headwaters 7.625% 4/1/19		170,000	173,400
	Hexion US Finance
	8.875% 2/1/18		95,000	98,088
	International Paper
	4.75% 2/15/22		170,000	193,402
	6.00% 11/15/41		90,000	110,080
	9.375% 5/15/19		45,000	60,930
	LyondellBasell Industries
	5.75% 4/15/24		210,000	239,925
#	MacDermid 144A
	9.50% 4/15/17		26,000	27,268
#	Mexichem 144A
	4.875% 9/19/22		200,000	203,500
	Mohawk Industries
	6.375% 1/15/16		37,000	41,810
	Momentive Performance
	Materials 11.50% 12/1/16		75,000	42,750
#	Murray Energy 144A
	10.25% 10/15/15		97,000	95,545
#	Newcrest Finance 144A
	4.20% 10/1/22		110,000	110,966
	Norcraft 10.50% 12/15/15		82,000	82,820
	Nortek 8.50% 4/15/21		150,000	160,500
	Novelis 8.75% 12/15/20		120,000	133,500
	Ply Gem Industries
	13.125% 7/15/14		72,000	77,220
	Rio Tinto Finance USA
	1.625% 8/21/17		30,000	30,095
	2.875% 8/21/22		270,000	269,373
	Ryerson
	• 7.82% 11/1/14		8,000	8,040
	# 144A 9.00% 10/15/17		75,000	76,969
	# 144A 11.25% 10/15/18		30,000	30,188
	12.00% 11/1/15		120,000	124,200
	Smurfit Kappa Funding
	7.75% 4/1/15		87,000	88,083
	Teck Resources
	3.00% 3/1/19		100,000	101,382
	3.75% 2/1/23		190,000	188,356
	Vale Overseas
	4.375% 1/11/22		511,000	539,697
				10,038,498
Brokerage – 0.23%
•	Bear Stearns 4.00% 12/7/12	AUD	430,000	446,027
	Jefferies Group
	6.25% 1/15/36	USD	35,000	35,000
	6.45% 6/8/27		75,000	77,250
	Lazard Group 6.85% 6/15/17		300,000	338,926
				897,203

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Capital Goods – 0.30%
	Anixter 10.00% 3/15/14	USD	3,000	$3,278
	Berry Plastics 9.75% 1/15/21		125,000	143,125
#	Consolidated Container 144A
	10.125% 7/15/20		65,000	69,550
	Energizer Holdings
	4.70% 5/24/22		335,000	356,018
	Kratos Defense &
	Security Solutions
	10.00% 6/1/17		60,000	65,100
#	Plastipak Holdings 144A
	10.625% 8/15/19		67,000	77,050
	Trimas 9.75% 12/15/17		53,000	61,480
#	URS 144A 5.00% 4/1/22		200,000	205,796
#	Votorantim Cimentos 144A
	7.25% 4/5/41		200,000	217,500
				1,198,897
Consumer Cyclical – 1.12%
	American Axle & Manufacturing
	7.875% 3/1/17		152,000	158,840
	ArvinMeritor 8.125% 9/15/15		167,000	176,185
	Chrysler Group 8.25% 6/15/21		200,000	214,000
	CKE Restaurants
	11.375% 7/15/18		88,000	102,520
#	Daimler Finance North America
	144A 2.25% 7/31/19		215,000	214,429
	Dave & Buster’s 11.00% 6/1/18		35,000	39,725
	Delphi 6.125% 5/15/21		135,000	150,188
	Dollar General 4.125% 7/15/17		45,000	47,250
	Ford Motor 7.45% 7/16/31		263,000	328,421
	Ford Motor Credit
	3.984% 6/15/16		200,000	210,982
	5.00% 5/15/18		215,000	235,258
	12.00% 5/15/15		185,000	230,788
	Hanesbrands 6.375% 12/15/20		115,000	125,350
#	HD Supply 144A
	11.00% 4/15/20		65,000	72,313
	Historic TW 6.875% 6/15/18		450,000	571,024
	Host Hotels & Resorts
	4.75% 3/1/23		185,000	192,631
	#144A 5.25% 3/15/22		95,000	103,075
	5.875% 6/15/19		65,000	71,825
	Ingles Markets 8.875% 5/15/17		72,000	77,940
	Lowe’s 3.12% 4/15/22		245,000	254,589
	Macy’s Retail Holdings
	5.90% 12/1/16		91,000	106,341
	Rite Aid 9.25% 3/15/20		35,000	36,050
#	Sealy Mattress 144A
	10.875% 4/15/16		19,000	20,805
#	Suburban Propane Partners
	144A 7.375% 8/1/21		54,000	57,915
	Tomkins 9.00% 10/1/18		46,000	51,520
	Tops Holding 10.125% 10/15/15		44,000	46,585
	Walgreen 3.10% 9/15/22		315,000	320,353
	Wyndham Worldwide
	5.625% 3/1/21		115,000	127,090
	5.75% 2/1/18		115,000	129,632
				4,473,624
Consumer Non-Cyclical – 2.05%
	Accellent 8.375% 2/1/17		70,000	72,275
	Amgen
	3.625% 5/15/22		185,000	195,435
	3.875% 11/15/21		95,000	102,277
	5.375% 5/15/43		100,000	116,346
	Biomet
	#144A 6.50% 8/1/20		75,000	77,906
	#144A 6.50% 10/1/20		20,000	19,700
	11.625% 10/15/17		57,000	60,776
	Bio-Rad Laboratories
	8.00% 9/15/16		52,000	57,200
	Boston Scientific 6.00% 1/15/20		165,000	196,424
#	Brasil Foods 144A
	5.875% 6/6/22		400,000	438,000
	CareFusion 6.375% 8/1/19		380,000	455,722
	Celgene
	3.25% 8/15/22		105,000	106,220
	3.95% 10/15/20		235,000	253,232
	Community Health Systems
	8.00% 11/15/19		50,000	55,125
	Constellation Brands
	4.625% 3/1/23		60,000	61,500
	6.00% 5/1/22		130,000	148,525
	Del Monte 7.625% 2/15/19		120,000	124,050
#	Express Scripts Holding 144A
	2.65% 2/15/17		160,000	167,838
	4.75% 11/15/21		65,000	75,350
#	Heineken 144A 3.40% 4/1/22		330,000	344,389
	Jarden
	6.125% 11/15/22		65,000	70,525
	7.50% 1/15/20		25,000	27,750
#	Kinetic Concepts 144A
	12.50% 11/1/19		120,000	114,000
#	Kraft Foods Group 144A
	5.00% 6/4/42		165,000	184,816
	Kroger 3.40% 4/15/22		90,000	93,924
	Laboratory Corporation of
	America Holdings
	2.20% 8/23/17		345,000	352,779
	3.75% 8/23/22		275,000	288,345
#	MultiPlan 144A 9.875% 9/1/18		160,000	177,600
	NBTY 9.00% 10/1/18		175,000	195,563
#	Pernod-Ricard 144A
	2.95% 1/15/17		300,000	313,305
	5.75% 4/7/21		150,000	178,769
	Quest Diagnostics 4.70% 4/1/21		260,000	292,677
	Radnet Management
	10.375% 4/1/18		52,000	52,780

(continues)       67

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	SABMiller Holdings 144A
	2.45% 1/15/17	USD	355,000	$371,694
	Safeway 4.75% 12/1/21		260,000	265,566
	Scotts Miracle-Gro
	6.625% 12/15/20		50,000	54,125
	Thermo Fisher Scientific
	1.85% 1/15/18		110,000	111,965
	3.15% 1/15/23		325,000	336,221
	Tyson Foods 4.50% 6/15/22		210,000	221,025
	Watson Pharmaceuticals
	3.25% 10/1/22		80,000	81,193
	WellPoint 3.30% 1/15/23		405,000	410,520
#	Woolworths 144A
	3.15% 4/12/16		85,000	89,387
	4.55% 4/12/21		80,000	89,605
	Yale University 2.90% 10/15/14		230,000	241,848
	Zimmer Holdings
	3.375% 11/30/21		235,000	246,686
	4.625% 11/30/19		180,000	206,040
				8,196,998
Energy – 3.19%
	AmeriGas Finance
	6.75% 5/20/20		95,000	101,650
	7.00% 5/20/22		30,000	32,400
	Antero Resources Finance
	9.375% 12/1/17		44,000	48,840
#	CNOOC Finance 2012 144A
	3.875% 5/2/22		235,000	249,751
	Comstock Resources
	7.75% 4/1/19		50,000	50,500
	Continental Resources
	5.00% 9/15/22		90,000	94,275
	Copano Energy 7.75% 6/1/18		57,000	60,135
	Ecopetrol 7.625% 7/23/19		283,000	363,655
	El Paso Pipeline
	Partners Operating
	6.50% 4/1/20		420,000	500,361
•	Enbridge Energy Partners
	8.05% 10/1/37		350,000	396,788
	Energy Transfer Partners
	9.70% 3/15/19		105,000	138,923
#	ENI 144A 4.15% 10/1/20		250,000	252,151
	Enterprise Products Operating
	4.45% 2/15/43		5,000	4,966
	•7.034% 1/15/68		390,000	437,287
	9.75% 1/31/14		195,000	217,273
	EOG Resources 2.625% 3/15/23		300,000	303,924
	Forest Oil 7.25% 6/15/19		98,000	97,755
#	Gazprom Neft 144A
	4.375% 9/19/22		200,000	200,000
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		72,000	75,240
#	Hercules Offshore 144A
	10.50% 10/15/17		155,000	164,106
#	Hilcorp Energy I 144A
	7.625% 4/15/21		65,000	71,825
	HollyFrontier 9.875% 6/15/17		82,000	90,303
	Kinder Morgan Energy Partners
	3.45% 2/15/23		100,000	103,177
	9.00% 2/1/19		280,000	371,734
	Linn Energy
	#144A 6.25% 11/1/19		25,000	24,906
	#144A 6.50% 5/15/19		35,000	35,175
	8.625% 4/15/20		57,000	62,700
	Lukoil International Finance
	6.125% 11/9/20		425,000	481,950
	Newfield Exploration
	5.625% 7/1/24		45,000	50,006
	NiSource Finance 5.80% 2/1/42		190,000	225,473
	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		85,000	107,100
#	Pertamina Persero 144A
	6.00% 5/3/42		340,000	369,750
	Petrobras International Finance
	3.50% 2/6/17		129,000	135,235
	3.875% 1/27/16		185,000	196,620
	5.375% 1/27/21		447,000	505,902
	Petrohawk Energy
	7.25% 8/15/18		275,000	312,801
	Petroleos de Venezuela
	9.00% 11/17/21		698,000	603,769
	Petroleos Mexicanos
	5.50% 6/27/44		270,000	297,675
	Petroleum Development
	12.00% 2/15/18		79,000	86,505
	Plains All American Pipeline
	8.75% 5/1/19		290,000	390,465
	Pride International
	6.875% 8/15/20		590,000	748,077
	Quicksilver Resources
	9.125% 8/15/19		75,000	71,625
	Range Resources
	5.00% 8/15/22		125,000	132,031
#	Ras Laffan Liquefied
	Natural Gas III 144A
	5.832% 9/30/16		117,332	128,478
#	Samson Investment 144A
	9.75% 2/15/20		35,000	36,094
	SandRidge Energy
	7.50% 3/15/21		40,000	41,400
	#144A 8.125% 10/15/22		70,000	74,638
	Talisman Energy 5.50% 5/15/42		380,000	429,577
#	TNK-BP Finance 144A
	7.50% 7/18/16		150,000	174,075

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Total Capital International
	2.70% 1/25/23	USD	195,000	$199,207
•	TransCanada PipeLines
	6.35% 5/15/67		505,000	540,550
	Transocean
	3.80% 10/15/22		135,000	135,980
	5.05% 12/15/16		380,000	425,040
	Weatherford International
	4.50% 4/15/22		280,000	293,387
	9.625% 3/1/19		205,000	267,169
	Williams Partners
	3.35% 8/15/22		135,000	138,286
	7.25% 2/1/17		240,000	292,123
#	Woodside Finance 144A
	8.75% 3/1/19		220,000	289,329
				12,730,117
Financials – 0.94%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	287,742
	5.60% 11/25/39		250,000	321,214
	General Electric Capital
	3.15% 9/7/22		160,000	161,059
	#144A 3.80% 6/18/19		250,000	264,197
	5.50% 2/1/17	NZD	130,000	113,257
	6.00% 8/7/19	USD	595,000	724,738
	•6.25% 12/15/49		300,000	317,992
	•7.125% 12/15/49		100,000	111,877
#	Hyundai Capital America 144A
	2.125% 10/2/17		200,000	200,264
	International Lease Finance
	5.875% 4/1/19		70,000	74,570
	6.25% 5/15/19		138,000	149,040
	8.25% 12/15/20		245,000	292,163
	8.75% 3/15/17		50,000	58,750
#	IPIC GMTN 144A
	5.50% 3/1/22		200,000	225,000
#	Nuveen Investments 144A
	9.50% 10/15/20		200,000	200,000
#	Temasek Financial I 144A
	2.375% 1/23/23		250,000	250,973
				3,752,836
Insurance – 0.73%
	Alleghany 4.95% 6/27/22		125,000	136,470
	American International Group
	4.875% 6/1/22		70,000	79,041
	5.85% 1/16/18		25,000	29,065
	8.25% 8/15/18		145,000	186,910
•	Chubb 6.375% 3/29/67		220,000	235,400
#	Highmark 144A
	4.75% 5/15/21		105,000	107,895
	6.125% 5/15/41		40,000	42,143
•	ING Groep 5.775% 12/29/49		110,000	100,650
#	ING US 144A 5.50% 7/15/22		185,000	193,354
#	Liberty Mutual Group 144A
	4.95% 5/1/22		180,000	188,639
	6.50% 5/1/42		175,000	190,092
	•7.00% 3/15/37		70,000	66,850
	MetLife
	3.048% 12/15/22		230,000	233,020
	6.40% 12/15/36		20,000	21,082
#	MetLife Capital Trust X 144A
	9.25% 4/8/38		400,000	530,001
	Prudential Financial
	3.875% 1/14/15		55,000	58,449
	•5.875% 9/15/42		265,000	272,619
	6.00% 12/1/17		105,000	124,436
=‡#t	Twin Reefs Pass-Through Trust
	144A 0.00% 12/29/49		200,000	0
•	XL Group 6.50% 12/31/49		140,000	129,500
				2,925,616
Media – 0.68%
	CCO Holdings
	5.25% 9/30/22		75,000	75,750
	7.00% 1/15/19		25,000	27,188
	7.375% 6/1/20		20,000	22,425
	Clear Channel Communications
	9.00% 3/1/21		70,000	62,650
	Clear Channel
	Worldwide Holdings
	7.625% 3/15/20		100,000	97,850
	DIRECTV Holdings
	3.80% 3/15/22		430,000	443,373
	5.15% 3/15/42		30,000	30,638
	DISH DBS
	#144A 5.875% 7/15/22		135,000	139,050
	7.875% 9/1/19		73,000	85,228
	Interpublic Group
	4.00% 3/15/22		270,000	283,396
#	Nara Cable Funding 144A
	8.875% 12/1/18		200,000	183,500
	NBCUniversal Media
	2.875% 1/15/23		95,000	94,826
	4.45% 1/15/43		105,000	104,642
	Nielsen Finance
	11.50% 5/1/16		21,000	23,573
	11.625% 2/1/14		2,000	2,265
#	Sinclair Television Group 144A
	9.25% 11/1/17		72,000	80,100
#	Sirius XM Radio 144A
	8.75% 4/1/15		145,000	165,663
	Time Warner Cable
	5.85% 5/1/17		225,000	268,285
	8.25% 4/1/19		160,000	215,040

(continues)       69

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
#	Univision Communications 144A
	6.875% 5/15/19	USD	125,000	$129,375
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	157,875
				2,692,692
Real Estate – 1.04%
	Alexandria Real Estate Equities
	4.60% 4/1/22		255,000	272,592
	American Tower
	4.70% 3/15/22		80,000	87,923
	5.90% 11/1/21		500,000	594,249
	Boston Properties 3.85% 2/1/23		190,000	200,532
	Brandywine Operating Partnership
	4.95% 4/15/18		190,000	204,371
	BRE Properties 3.375% 1/15/23		185,000	184,409
	Developers Diversified Realty
	4.625% 7/15/22		65,000	70,815
	4.75% 4/15/18		95,000	105,530
	7.50% 4/1/17		40,000	47,912
	7.875% 9/1/20		242,000	312,429
	9.625% 3/15/16		72,000	89,712
	Digital Realty Trust
	5.25% 3/15/21		455,000	507,096
	Liberty Property
	4.125% 6/15/22		115,000	120,626
	Mack-Cali Realty 4.50% 4/18/22		170,000	182,322
	National Retail Properties
	3.80% 10/15/22		10,000	10,219
#	Qatari Diar Finance 144A
	5.00% 7/21/20		113,000	129,668
	Regency Centers
	4.80% 4/15/21		80,000	88,472
	5.875% 6/15/17		100,000	115,657
	UDR 4.625% 1/10/22		385,000	425,713
•#	USB Realty 144A
	1.602% 12/22/49		100,000	83,008
#	WEA Finance 144A
	3.375% 10/3/22		130,000	129,508
	4.625% 5/10/21		185,000	202,324
				4,165,087
Services – 0.44%
#	ADT 144A 3.50% 7/15/22		215,000	223,824
	Ameristar Casinos
	7.50% 4/15/21		135,000	145,800
#	Equinox Holdings 144A
	9.50% 2/1/16		18,000	19,215
	FTI Consulting 6.75% 10/1/20		50,000	53,625
	Geo Group 6.625% 2/15/21		75,000	80,625
#	H&E Equipment Services 144A
	7.00% 9/1/22		110,000	114,675
	Iron Mountain 7.75% 10/1/19		30,000	33,900
	M/I Homes 8.625% 11/15/18		110,000	119,488
	PHH
	7.375% 9/1/19		70,000	75,250
	9.25% 3/1/16		165,000	190,162
	Pinnacle Entertainment
	8.75% 5/15/20		57,000	63,199
	Royal Caribbean Cruises
	7.00% 6/15/13		26,000	26,975
	Ryland Group 8.40% 5/15/17		72,000	85,500
	Standard Pacific
	10.75% 9/15/16		95,000	116,613
#	United Air Lines 144A
	12.00% 11/1/13		115,000	118,738
	UR Merger Sub
	10.25% 11/15/19		91,000	104,195
	Western Union 3.65% 8/22/18		135,000	149,707
	Wynn Las Vegas 7.75% 8/15/20		25,000	27,938
				1,749,429
Technology – 0.85%
#	Advanced Micro Devices 144A
	7.50% 8/15/22		25,000	24,250
	Amkor Technology
	7.375% 5/1/18		65,000	67,925
	Avaya
	#144A 7.00% 4/1/19		70,000	65,450
	9.75% 11/1/15		125,000	111,563
	PIK 10.125% 11/1/15		10,000	8,975
	CDW 12.535% 10/12/17		75,000	80,438
	Cisco Systems 4.45% 1/15/20		630,000	740,553
	eBay 4.00% 7/15/42		450,000	439,934
	First Data
	9.875% 9/24/15		90,000	92,250
	11.25% 3/31/16		135,000	131,625
	Fiserv 3.50% 10/1/22		145,000	145,813
	GXS Worldwide 9.75% 6/15/15		221,000	228,735
	Jabil Circuit 7.75% 7/15/16		38,000	44,175
	National Semiconductor
	6.60% 6/15/17		345,000	432,091
#	Samsung Electronics America
	144A 1.75% 4/10/17		200,000	203,000
#	Seagate Technology
	International 144A
	10.00% 5/1/14		181,000	199,553
	Symantec 4.20% 9/15/20		165,000	171,650
#	Tencent Holdings 144A
	3.375% 3/5/18		200,000	202,604
				3,390,584
Telecommunications – 1.68%
	America Movil SAB de CV
	3.125% 7/16/22		340,000	351,214
	CenturyLink 5.80% 3/15/22		315,000	343,395
#	Clearwire Communications
	144A 12.00% 12/1/15		124,000	122,865

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
#	Crown Castle Towers 144A
	4.883% 8/15/20	USD	745,000	$839,733
#	Deutsche Telekom International
	Finance 144A
	2.25% 3/6/17		300,000	307,171
	3.125% 4/11/16		205,000	215,759
#	Digicel 144A 8.25% 9/30/20		200,000	211,000
	Frontier Communications
	6.25% 1/15/13		4,000	4,060
	Intelsat Jackson Holdings
	7.25% 10/15/20		130,000	140,563
	Level 3 Communications
	11.875% 2/1/19		60,000	68,400
	Level 3 Financing
	10.00% 2/1/18		112,000	125,160
	MetroPCS Wireless
	6.625% 11/15/20		55,000	57,819
	Motorola Solutions
	3.75% 5/15/22		390,000	406,246
	NII Capital 7.625% 4/1/21		134,000	107,200
#	Oi 144A 5.75% 2/10/22		416,000	436,800
	PAETEC Holding
	8.875% 6/30/17		67,000	73,030
	Qwest 6.75% 12/1/21		150,000	180,577
	Sprint Capital 8.75% 3/15/32		72,000	74,880
	Sprint Nextel
	6.00% 12/1/16		60,000	62,100
	8.375% 8/15/17		65,000	72,638
	9.125% 3/1/17		125,000	142,188
	Telefonica Emisiones
	5.462% 2/16/21		10,000	9,825
	6.421% 6/20/16		280,000	296,450
	Telesat Canada
	#144A 6.00% 5/15/17		90,000	94,050
	12.50% 11/1/17		44,000	49,170
#	Vimpel Communications 144A
	7.748% 2/2/21		495,000	530,269
	Virgin Media Secured Finance
	6.50% 1/15/18		490,000	538,999
#	Vivendi 144A
	3.45% 1/12/18		345,000	352,046
	6.625% 4/4/18		205,000	239,190
	Vodafone Group 2.50% 9/26/22		160,000	160,112
	West 7.875% 1/15/19		45,000	46,575
	Windstream 8.125% 8/1/13		48,000	50,640
				6,710,124
Transportation – 0.34%
	Air Medical Group Holdings
	9.25% 11/1/18		105,000	114,975
#	Brambles USA 144A
	3.95% 4/1/15		345,000	361,867
#	ERAC USA Finance 144A
	2.75% 3/15/17		50,000	51,552
	5.25% 10/1/20		260,000	296,115
#	Penske Truck Leasing 144A
	3.375% 3/15/18		135,000	135,254
	3.75% 5/11/17		200,000	205,388
#	Transnet 144A 4.00% 7/26/22		200,000	203,800
				1,368,951
Utilities – 1.58%
	AES 8.00% 6/1/20		75,000	87,563
	Ameren Illinois 9.75% 11/15/18		480,000	673,331
#	American Transmission
	Systems 144A
	5.25% 1/15/22		365,000	424,284
#	Calpine 144A 7.875% 7/31/20		85,000	93,288
	CenterPoint Energy
	5.95% 2/1/17		210,000	246,247
	CMS Energy
	4.25% 9/30/15		125,000	132,975
	6.25% 2/1/20		160,000	185,801
	ComEd Financing III
	6.35% 3/15/33		170,000	172,550
	Commonwealth Edison
	3.80% 10/1/42		30,000	30,481
	GenOn Energy
	9.875% 10/15/20		95,000	105,925
	Great Plains Energy
	5.292% 6/15/22		450,000	505,497
•	Integrys Energy Group
	6.11% 12/1/66		190,000	199,683
	Ipalco Enterprises 5.00% 5/1/18		100,000	105,250
	Jersey Central Power & Light
	5.625% 5/1/16		65,000	75,199
#	Korea Hydro & Nuclear Power
	144A 3.00% 9/19/22		400,000	398,032
	LG&E & KU Energy
	3.75% 11/15/20		145,000	151,058
	4.375% 10/1/21		245,000	269,114
•	NextEra Energy Capital Holdings
	6.35% 10/1/66		325,000	344,804
	NRG Energy 7.875% 5/15/21		85,000	92,863
	Pennsylvania Electric
	5.20% 4/1/20		190,000	214,307
•	PPL Capital Funding
	6.70% 3/30/67		110,000	114,516
	Public Service Company of
	Oklahoma 5.15% 12/1/19		280,000	326,130
	Puget Energy 6.00% 9/1/21		85,000	95,232
•	Puget Sound Energy
	6.974% 6/1/67		344,000	367,126
	SCANA 4.125% 2/1/22		195,000	200,517
	Sempra Energy 2.875% 10/1/22		240,000	243,403
•	Wisconsin Energy
	6.25% 5/15/67		405,000	431,757
				6,286,933
Total Corporate Bonds
	(cost $73,705,387)			79,118,085

(continues)       71

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Municipal Bond – 0.06%
	Oregon State of Taxable
	Pension 5.892% 6/1/27	USD	200,000	$249,366
Total Municipal Bond
	(cost $200,000)			249,366

Non-Agency Asset-Backed Securities – 0.55%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.091% 1/15/16		195,000	196,355
•	American Express Credit
	Account Master
	Trust Series 2010-1 B
	0.821% 11/16/15		100,000	100,177
#	Avis Budget Rental Car
	Funding AESOP Series
	2011-2A A 144A
	2.37% 11/20/14		120,000	123,267
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		165,000	202,471
	CenterPoint Energy Transition
	Bond Series 2012-1 A2
	2.161% 10/15/21		105,000	110,158
	Citibank Credit Card Issuance
	Trust Series 2007-A3 A3
	6.15% 6/15/39		80,000	110,206
	Discover Card Master Trust
	Series 2007-A1 A1
	5.65% 3/16/20		105,000	128,519
#	Enterprise Fleet Financing
	Series 2012-1 A2 144A
	1.14% 11/20/17		200,000	200,752
	General Electric Capital
	Credit Card Master Note
	Trust Series 2012-6 A
	1.36% 8/17/20		150,000	151,318
#	Golden Credit Card Trust 144A
	Series 2012-2A A1
	1.77% 1/15/19		150,000	154,559
	Series 2012-5A A
	0.79% 9/15/17		180,000	180,127
	Mid-State Trust Series 11 A1
	4.864% 7/15/38		76,607	79,048
•	Residential Asset Securities
	Series 2006-KS3 AI3
	0.387% 4/25/36		132,729	126,856
#	Sonic Capital Series 2011-1A
	A2 144A 5.438% 5/20/41		81,600	90,926
•#	Trafigura Securitisation Finance
	Series 2012-1A A 144A
	2.621% 10/15/15		135,000	137,088
	World Financial Network Credit
	Card Master Trust Series
	2012-B A 1.76% 5/17/21		90,000	90,556
Total Non-Agency Asset-Backed
	Securities (cost $2,087,064)			2,182,383

Non-Agency Collateralized Mortgage Obligations – 0.10%
	American Home Mortgage
	Investment Trust
	Series 2005-2 5A1
	5.064% 9/25/35		34,238	34,364
	Bank of America
	Alternative Loan Trust
	Series 2005-3 2A1
	5.50% 4/25/20		89,167	94,139
	Series 2005-6 7A1
	5.50% 7/25/20		9,627	10,026
•	Bank of America Mortgage
	Securities Series 2003-D
	1A2 2.997% 5/25/33		369	330
•	ChaseFlex Trust Series 2006-1
	A4 5.777% 6/25/36		110,000	88,662
•#	GSMPS Mortgage Loan Trust
	Series 1998-3 A 144A
	7.75% 9/19/27		31,817	33,712
•	MASTR ARM Trust
	Series 2005-6 7A1
	5.324% 6/25/35		82,293	81,321
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35		32,121	32,657
•	Wells Fargo Mortgage-
	Backed Securities Trust
	Series 2006-AR5 2A1
	2.615% 4/25/36		34,305	30,103
Total Non-Agency Collateralized Mortgage
	Obligations (cost $354,062)			405,314

ΔRegional Bonds – 1.22%
Australia – 0.69%
	New South Wales Treasury
	6.00% 4/1/19	AUD	425,000	510,156
	6.00% 3/1/22	AUD	385,000	473,314
	Queensland Treasury
	6.25% 6/14/19	AUD	881,000	1,068,647
	Treasury Corporation of Victoria
	6.00% 10/17/22	AUD	572,000	708,724
				2,760,841
Canada – 0.53%
	Province of Manitoba
	2.10% 9/6/22	USD	260,000	261,580
	Province of Ontario
	3.15% 6/2/22	CAD	701,000	741,820
	Province of Quebec
	4.25% 12/1/21	CAD	953,000	1,090,316
				2,093,716
Total Regional Bonds
	(cost $4,594,536)			4,854,557

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans – 2.23%
Bausch & Lomb Tranche B
4.75% 4/17/19	USD	169,575	$171,729
BNY ConvergEx Group
8.75% 12/16/17		88,053	82,054
(EZE Castle Software)
8.75% 11/29/17		36,947	34,430
Brock Holdings III
10.00% 2/15/18		65,000	65,650
Tranche B 6.00% 2/15/17		62,113	62,443
Burlington Coat Factory
Warehouse 5.75% 5/1/17		485,939	492,088
Caesars Entertainment
Operating Tranche B6
5.494% 1/28/18		622,000	566,801
@ Cequel Communications
Holdings 9.00% 7/24/13		105,000	105,525
Chrysler Group 6.00% 5/24/17		509,757	521,196
Clear Channel Communications
Tranche A
3.639% 7/30/14		449,894	424,475
DaVita 4.00% 8/1/19		250,000	250,981
Delos Aircraft 4.75% 3/17/16		570,000	577,838
Delta Air Lines Tranche B
5.50% 4/20/17		153,385	154,535
Emdeon Tranche B
5.00% 11/2/18		153,839	155,089
First Data 5.00% 3/24/17		689,313	681,472
GenOn Energy Tranche B
6.00% 12/3/17		122,807	123,984
@ Getty Images 8.50% 9/19/13		75,000	75,000
@ Hertz 6.375% 8/26/13		75,000	75,188
Houghton International
Tranche B1 6.75% 1/11/16		61,664	62,280
IASIS Healthcare Tranche B
5.00% 5/3/18		169,141	169,802
Immucor 5.75% 8/9/19		312,803	317,233
Intelsat Jackson Holdings
Tranche B 5.25% 4/2/18		79,798	80,089
Lawson Software Tranche B
6.25% 3/16/18		543,638	547,851
Level 3 Financing
4.75% 8/1/19		245,000	245,000
Tranche B2
5.75% 9/1/18		245,000	245,663
Lord & Taylor 5.75% 12/2/18		26,450	26,697
MultiPlan 4.75% 8/26/17		79,684	80,120
Nuveen Investments
5.863% 5/13/17		189,834	188,767
8.25% 3/1/19		270,000	272,870
OSI Restaurant Partners
2.563% 6/14/14		229,337	228,491
2.593% 6/14/13		22,829	22,745
PQ 6.74% 7/30/15		140,000	134,050
Protection One 5.75% 3/31/19		154,225	156,346
Remy International Tranche B
6.25% 12/16/16		119,887	120,486
Sensus USA 2nd Lien
8.50% 4/13/18		165,000	165,000
@ Silver II Acquisition
8.00% 9/25/20		195,000	195,000
Toys R US Tranche B
6.00% 9/1/16		182,899	182,785
@ TPC Group 8.25% 8/27/13		240,000	240,000
Univision Communications
4.489% 10/19/16		357,880	354,302
Visant 5.25% 12/22/16		47,556	45,917
Zayo Group Tranche B
7.125% 7/2/19		194,513	196,782
Total Senior Secured Loans
(cost $8,687,141)			8,898,754

ΔSovereign Bonds – 4.24%
Brazil – 0.25%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/17	BRL	799,000	407,471
Federal Republic of Brazil
5.625% 1/7/41	USD	231,000	296,835
8.875% 10/14/19		200,000	290,500
			994,806
Chile – 0.14%
Chile Government
International
5.50% 8/5/20	CLP	256,000,000	574,226
			574,226
Colombia – 0.19%
Colombia Government
International
4.375% 3/21/23	COP	801,000,000	439,462
6.125% 1/18/41	USD	228,000	310,080
			749,542
Finland – 0.06%
Finland Government
4.00% 7/4/25	EUR	156,000	244,031
			244,031
Indonesia – 0.39%
Indonesia Treasury Bonds
7.00% 5/15/22	IDR	6,324,000,000	710,621
7.00% 5/15/27	IDR	3,072,000,000	340,802
11.00% 11/15/20	IDR	1,824,000,000	252,672
# Republic of
Indonesia 144A
5.25% 1/17/42	USD	235,000	268,781
			1,572,876
Malaysia – 0.02%
Malaysia Government
4.262% 9/15/16	MYR	281,000	95,413
			95,413

(continues)       73

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds (continued)
Mexico – 0.49%
Mexican Bonos
6.00% 6/18/15	MXN	4,334,000	$348,594
6.50% 6/10/21	MXN	1,195,500	101,612
6.50% 6/9/22	MXN	1,212,000	102,864
8.00% 12/17/15	MXN	12,026,000	1,021,339
8.50% 5/31/29	MXN	1,704,500	166,319
Mexico Government
International
4.75% 3/8/44	USD	180,000	200,700
			1,941,428
Netherlands – 0.12%
Republic of Angola Via
Northern Lights III		430,000	474,075
			474,075
Norway – 0.65%
Norwegian Government
3.75% 5/25/21	NOK	1,091,000	218,216
4.25% 5/19/17	NOK	1,193,000	234,485
4.50% 5/22/19	NOK	5,051,000	1,035,485
5.00% 5/15/15	NOK	5,859,000	1,118,806
			2,606,992
Panama – 0.12%
Republic of Panama
6.70% 1/26/36	USD	60,000	84,600
7.125% 1/29/26		100,000	142,250
7.25% 3/15/15		57,000	65,408
8.875% 9/30/27		116,000	188,790
			481,048
Peru – 0.15%
Republic of Peru
5.625% 11/18/50		80,000	104,600
7.125% 3/30/19		386,000	513,380
			617,980
Philippines – 0.15%
Republic of Philippines
5.00% 1/13/37		200,000	238,000
6.50% 1/20/20		100,000	128,125
9.50% 10/21/24		132,000	214,500
			580,625
Poland – 0.20%
Poland Government
5.75% 10/25/21	PLN	2,339,000	787,686
			787,686
Republic of Korea – 0.05%
Korea Treasury
Inflation Linked
2.75% 6/10/20	KRW	180,533,486	190,363
			190,363
South Africa – 0.78%
# Eskom Holdings 144A
5.75% 1/26/21	USD	258,000	295,410
South Africa Government
7.25% 1/15/20	ZAR	923,000	116,152
8.00% 12/21/18	ZAR	3,413,000	449,169
10.50% 12/21/26	ZAR	14,920,000	2,269,530
			3,130,261
Turkey – 0.06%
Turkey Government
9.00% 3/5/14	USD	418,000	238,269
			238,269
United Kingdom – 0.35%
United Kingdom Gilt
4.00% 3/7/22	GBP	381,910	751,459
4.25% 12/7/27	GBP	119,000	242,572
4.50% 3/7/19	GBP	91,000	179,758
4.75% 3/7/20	GBP	100,000	202,870
			1,376,659
Uruguay – 0.07%
Republic of Uruguay
8.00% 11/18/22	USD	177,750	259,337
			259,337
Total Sovereign Bonds
(cost $16,099,101)			16,915,617

Supranational Banks – 0.15%
Corp Andina de Fomento
4.375% 6/15/22		160,000	174,321
International Bank for
Reconstruction &
Development
3.375% 4/30/15	NOK	1,500,000	272,868
3.625% 6/22/20	NOK	790,000	147,164
Total Supranational Banks
(cost $567,561)			594,353

U.S. Treasury Obligations – 2.27%
U.S. Treasury Bond
3.00% 5/15/42	USD	2,310,000	2,395,542
∞ U.S. Treasury Notes
1.625% 8/15/22		6,650,000	6,643,769
Total U.S. Treasury Obligations
(cost $8,968,249)			9,039,311

	Number of
	Shares
Preferred Stock – 0.36%
Alabama Power 5.625%		4,955	128,780
BB&T 5.85%		4,275	111,321
JPMorgan Chase 5.50%		5,000	124,500

		Number of	Value
		Shares	(U.S. $)
Preferred Stock (continued)
• PNC Financial Services Group
6.125%		5,000	$137,350
8.25%		115,000	119,939
• US Bancorp
3.50%		600	522,038
6.00%		5,000	139,900
Wells Fargo 5.20%		6,800	171,360
Total Preferred Stock
(cost $1,293,870)			1,455,188

Warrant – 0.02%
†Kinder Morgan		18,036	62,946
Total Warrant (cost $32,284)			62,946

		Number of
		Contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $100.00,
expires 11/16/12 (BAML)		844,000	3,407
Total Option Purchased
(cost $8,313)			3,407

		Principal
		Amount°
Short-Term Investments – 6.31%
≠Discount Notes – 1.57%
Federal Home Loan Bank
0.05% 10/26/12	USD	3,513,725	3,513,701
0.095% 11/28/12		2,771,938	2,771,849
			6,285,550
Repurchase Agreement – 2.49%
Bank of America 0.13%,
dated 9/28/12, to be
repurchased on 10/1/12,
repurchase price
$7,866,634 (collateralized
by U.S. government
obligations
0.625%-0.75%
12/15/13-6/30/17;
market value $8,023,881)		7,866,549	7,866,549
BNP Paribas 0.17%,
dated 9/28/12, to
be repurchased on
10/1/12, repurchase
price $2,056,534
(collateralized by U.S.
government obligations
0.875% 2/28/17; market
value $2,097,635)		2,056,505	2,056,505
			9,923,054
≠U.S. Treasury Obligations – 2.25%
U.S. Treasury Bills
0.042% 10/25/12		4,195,493	4,195,338
0.05% 11/15/12		2,565,105	2,564,881
0.10% 10/4/12		2,229,621	2,229,612
			8,989,831
Total Short-Term Investments
(cost $25,198,093)			25,198,435

Total Value of Securities – 103.22%
(cost $358,950,002)			411,874,423
Liabilities Net of Receivables and
Other Assets – (3.22%)			(12,831,447)«
Net Assets Applicable to 34,636,452
Shares Outstanding – 100.00%			$399,042,976

Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class A
($214,552,705 / 18,621,091 Shares)			$11.52
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class B
($2,107,417 / 183,026 Shares)			$11.51
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class C
($16,575,435 / 1,435,298 Shares)			$11.55
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Class R
($22,882,672 / 1,990,127 Shares)			$11.50
Net Asset Value – Delaware Foundation
Moderate Allocation Fund Institutional Class
($142,924,747 / 12,406,910 Shares)			$11.52

Components of Net Assets at September 30, 2012:
Shares of beneficial interest
(unlimited authorization – no par)			$354,406,154
Accumulated net investment loss			(225,469)
Accumulated net realized loss on investments
and derivatives			(7,880,049)
Net unrealized appreciation of investments			52,742,340
Total net assets			$399,042,976

†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2012, the aggregate value of fair valued securities was $613,581, which represented 0.15% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2012, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets.

(continues)       75

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2012, the aggregate value of Rule 144A securities was $25,128,104, which represented 6.30% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
°	Principal amount is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown or the rate as of September 30, 2012. Interest rates reset periodically.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2012.
‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2012.
@	Illiquid security. At September 30, 2012, the aggregate value of illiquid securities was $690,713, which represented 0.17% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at time of purchase.
«	Includes foreign currency valued at $794,118 with a cost of $779,611 and $420,000 restricted cash for open swap contracts.

Net Asset Value and Offering Price per Share –
Delaware Foundation® Moderate Allocation Fund
Net asset value Class A (A)	$11.52
Sales charge (5.75% of offering price) (B)	0.70
Offering price	$12.22

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(776,934)	USD	807,435	11/6/12	$4,252
BAML	BRL	280,022	USD	(137,165)	11/6/12	253
BAML	COP	465,686,000	USD	(258,356)	11/6/12	(1,067)
BAML	EUR	(1,220,726)	USD	1,570,867	11/6/12	1,545
BAML	HUF	(421,995,600)	USD	1,893,036	11/6/12	1,832
BAML	JPY	(5,838,000)	USD	75,149	11/6/12	293
BAML	MXN	(7,485,128)	USD	580,531	11/6/12	1,489
BAML	NOK	(1,541,117)	USD	268,412	11/6/12	(185)
BAML	PHP	10,405,250	USD	(249,526)	11/6/12	(71)
BAML	TRY	748,566	USD	(416,611)	11/6/12	(2,405)
BAML	ZAR	(4,125,650)	USD	501,953	11/6/12	8,996
CITI	CLP	157,146,000	USD	(332,866)	11/6/12	(728)
CITI	EUR	(209,793)	USD	269,967	11/6/12	264
CITI	IDR	3,969,210,000	USD	(411,915)	11/6/12	666
CITI	JPY	13,717,452	USD	(176,689)	11/6/12	(801)
CITI	RUB	20,973,900	USD	(670,414)	11/6/12	(2,528)
GSC	BRL	1,730,886	USD	(848,058)	11/6/12	1,355
GSC	GBP	(196,782)	USD	319,037	11/6/12	1,292
GSC	NOK	(387,520)	USD	67,478	11/6/12	(62)
HSBC	AUD	(745,398)	USD	776,119	11/6/12	5,538
HSBC	CAD	512,216	USD	(521,695)	11/6/12	(1,153)
HSBC	EUR	(56,950)	USD	73,345	11/6/12	132
HSBC	GBP	(256,642)	USD	416,166	11/6/12	1,764
HSBC	JPY	42,888,236	USD	(552,698)	11/6/12	(2,774)
HSBC	PHP	10,405,250	USD	(248,781)	11/6/12	675
HSBC	RUB	10,055,100	USD	(322,356)	11/6/12	(2,165)
HSBC	TRY	308,720	USD	(171,757)	11/6/12	(933)
JPMC	AUD	(143,860)	USD	149,470	11/6/12	750
JPMC	BRL	869,750	USD	(426,202)	11/6/12	618
JPMC	CAD	(148,326)	USD	150,692	11/6/12	(45)
JPMC	CLP	155,826,000	USD	(329,616)	11/6/12	(268)
JPMC	EUR	67,674	USD	(86,994)	11/6/12	4
JPMC	GBP	(131,630)	USD	213,082	11/6/12	539
JPMC	NOK	(3,513,819)	USD	612,132	11/6/12	(283)
MNB	GBP	(3,304)	USD	5,326	10/1/12	(9)
MNB	GBP	(54,944)	USD	88,866	10/2/12	139
MNB	GBP	(145,657)	USD	234,799	10/3/12	(419)
MNB	JPY	43,944,025	USD	(566,289)	10/3/12	(2,988)
MNB	TWD	(15,050,148)	USD	511,649	10/1/12	(1,432)
MSC	BRL	867,098	USD	(424,881)	11/6/12	637
MSC	EUR	(602,255)	USD	774,503	11/6/12	266
MSC	GBP	(150,266)	USD	243,526	11/6/12	891
MSC	JPY	(4,754,070)	USD	61,210	11/6/12	252
MSC	NOK	(3,709,187)	USD	646,053	11/6/12	(411)
MSC	PHP	10,401,250	USD	(248,768)	11/6/12	591
MSC	RUB	29,121,000	USD	(931,068)	11/6/12	(3,748)
						$10,558

Futures Contracts

					Unrealized
Contracts		Notional	Notional	Expiration	Appreciation
to Buy (Sell)		Cost (Proceeds)	Value	Date	(Depreciation)
(12)	Euro-O.A.T	$(2,077,778)	$(2,065,589)	12/7/12	$12,189
18	Long Gilt	3,437,637	3,506,206	1/1/13	68,569
(49)	U.S. Long
	Bond	(7,186,477)	(7,319,375)	1/1/13	(132,898)
76	U.S. Treasury
	5 yr Notes	9,445,077	9,472,094	1/5/13	27,017
71	U.S. Treasury
	10 yr Notes	9,412,563	9,477,390	12/20/12	64,827
		$13,031,022			$39,704

Swap Contracts
CDS Contracts

	Notional		Annual			Unrealized
Swap	Referenced		Protection	Termination		Appreciation
Counterparty	Obligation		Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.18	USD	257,400	5.00%	6/20/17	$(2,733)
	ITRAXX Europe
	Crossover 18.1
BAML	5 yr CDS	EUR	1,615,000	5.00%	12/20/17	(6,403)
	Kingdom of Spain
BAML	5 yr CDS	USD	380,000	1.00%	12/20/15	840
	Republic of France
BAML	5 yr CDS		394,000	0.25%	9/20/17	(13,063)
	ITRAXX Europe
	Crossover 18.1
BCLY	5 yr CDS	EUR	2,220,000	5.00%	12/20/17	(6,015)
	Kingdom of
	Belgium
BCLY	5 yr CDS	USD	260,000	1.00%	6/20/17	(18,089)
	Republic of France
BCLY	5 yr CDS		530,000	0.25%	9/20/16	(21,051)
BCLY	5 yr CDS		435,000	0.25%	6/20/17	(18,368)
	Russian Federation
BCLY	5 yr CDS		249,000	1.00%	9/20/17	(7,700)
	Republic of France
GSC	5 yr CDS		227,000	0.25%	9/20/16	(8,661)
JPMC	CDX. NA.HY.18		301,950	5.00%	12/20/17	(3,394)
	ITRAXX Europe
	Crossover 18.1
JPMC	5 yr CDS	EUR	1,540,000	5.00%	12/20/17	24,409
	Kingdom of Spain
JPMC	5 yr CDS	USD	330,000	1.00%	3/20/17	2,114
JPMC	5 yr CDS		375,000	1.00%	9/20/17	(13,415)
	Republic of France
JPMC	5 yr CDS		378,000	0.25%	9/20/16	(14,933)
JPMC	5 yr CDS		347,000	0.25%	6/20/17	(16,752)
JPMC	5 yr CDS		341,000	0.25%	9/20/17	(11,451)
MSC	CDX. NA.HY.18		252,450	5.00%	6/20/17	(2,680)
	Kingdom of
	Belgium
MSC	5 yr CDS		750,000	1.00%	12/20/16	(61,698)
MSC	5 yr CDS		233,000	1.00%	3/20/17	(20,877)
	Kingdom of Spain
MSC	5 yr CDS		507,000	1.00%	6/20/16	15,866
MSC	5 yr CDS		500,000	1.00%	3/20/17	2,737
MSC	5 yr CDS		260,000	1.00%	6/20/17	(9,154)
	Republic of France
MSC	5 yr CDS		485,000	0.25%	12/20/16	(20,613)
						$(231,084)
The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
COP — Colombian Peso
CVA — Dutch Certificate
EUR — European Monetary Unit
GBP — British Pound Sterling
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
HY — High Yield
IDR — Indonesia Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration

(continues)       77

Statements of net assets

Delaware Foundation® Moderate Allocation Fund

NOK — Norwegian Krone
NVDR — Non-Voting Depositary Receipt
NZD — New Zealand Dollar
O.A.T — Obligations Assimilables du Tresor
PHP — Philippine Peso
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
SDR — Special Drawing Right
S.F. — Single Family
TBA — To be announced
TRY — Turkish Lira
TWD — Taiwan Dollar
UBS — Union Bank of Switzerland
USD — United States Dollar
yr — year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund
September 30, 2012

		Number of	Value
		Shares	(U.S. $)
Common Stock – 38.43%
U.S. Markets – 21.58%
Consumer Discretionary – 2.17%
†	AFC Enterprises	1,805	$44,403
†	Apollo Group Class A	3,175	92,234
†	Bally Technologies	410	20,250
†	BorgWarner	370	25,571
†	Buffalo Wild Wings	335	28,723
	CEC Entertainment	770	23,192
	Cheesecake Factory	780	27,885
	Cinemark Holdings	1,255	28,150
	Comcast Class A	8,300	296,890
	Comcast Special Class	4,040	140,592
	Cooper Tire & Rubber	1,550	29,729
	DSW Class A	1,095	73,058
†	Express	1,205	17,858
	Ford Motor	8,110	79,965
†	G-III Apparel Group	910	32,669
†	Iconix Brand Group	2,125	38,760
†	Jack in the Box	1,355	38,089
	Jarden	1,730	91,413
	Jones Group	910	11,712
†	Jos. A Bank Clothiers	893	43,268
†	Liberty Interactive Class A	15,275	282,588
	Lowe’s	9,700	293,327
	Macy’s	2,110	79,378
†	Madden (Steven)	1,280	55,962
	McDonald’s	1,370	125,698
	National CineMedia	1,680	27,502
	NIKE Class B	2,525	239,648
	Nordstrom	1,620	89,392
†	OpenTable	465	19,344
†	Perry Ellis International	1,640	36,162
†	priceline.com	525	324,832
	Regal Entertainment Group
	Class A	1,370	19,276
†	Shuffle Master	2,895	45,770
	Staples	13,350	153,792
	Starbucks	1,180	59,885
	Starwood Hotels &
	Resorts Worldwide	300	17,388
	Target	1,390	88,223
†	Tenneco	1,130	31,640
	Viacom Class B	1,910	102,357
			3,276,575
Consumer Staples – 1.91%
	Archer-Daniels-Midland	15,850	430,802
	Avon Products	15,700	250,415
	Casey’s General Stores	805	45,998
	Coca-Cola	1,840	69,791
	CVS Caremark	8,690	420,770
	General Mills	1,890	75,317
	J&J Snack Foods	575	32,965
	Kimberly-Clark	4,230	362,849
†	Kraft Foods	6,973	288,334
	PepsiCo	2,010	142,248
†	Prestige Brands Holdings	1,370	23,235
	Procter & Gamble	2,640	183,110
	Safeway	14,800	238,132
†	Susser Holdings	1,035	37,436
	Walgreen	7,725	281,499
			2,882,901
Energy – 2.29%
	Baker Hughes	550	24,877
	Berry Petroleum Class A	765	31,082
†	Bonanza Creek Energy	1,075	25,327
	Bristow Group	785	39,682
†	C&J Energy Services	1,115	22,189
†	Carrizo Oil & Gas	1,260	31,513
	Chevron	4,220	491,882
	ConocoPhillips	5,000	285,900
	EOG Resources	4,620	517,670
	Exxon Mobil	2,130	194,789
	Halliburton	8,600	289,734
	Hess	1,070	57,480
†	Key Energy Services	3,120	21,840
	Kinder Morgan	11,192	397,539
	Lufkin Industries	515	27,717
	Marathon Oil	10,100	298,657
	National Oilwell Varco	540	43,259
†	Newfield Exploration	930	29,128
	Occidental Petroleum	650	55,939
†	Pioneer Energy Services	3,680	28,667
†	RigNet	1,335	24,698
†	Rosetta Resources	790	37,841
	Schlumberger	1,800	130,194
†	Swift Energy	1,155	24,116
	Williams	9,100	318,227
			3,449,947
Financials – 3.51%
	Acadia Realty Trust	150	3,723
	AFLAC	1,570	75,172
	Allstate	8,000	316,879
	American Equity Investment
	Life Holding	3,155	36,693
	Ameriprise Financial	1,110	62,926
†	AMERISAFE	685	18,591
	Apartment Investment
	& Management	700	18,193
	AvalonBay Communities	400	54,396
	Bank of New York Mellon	12,500	282,750
†	BBCN Bancorp	2,015	25,409
	BlackRock	430	76,669
	Boston Properties	725	80,192
	Brandywine Realty Trust	1,325	16,152

(continues)        79

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	BRE Properties	225	$10,550
	Camden Property Trust	525	33,857
†	Capital Bank Financial	1,080	19,440
	Capital One Financial	1,310	74,683
	Cardinal Financial	2,310	33,033
	CBL & Associates Properties	700	14,938
	City Holding	845	30,285
	CME Group	3,475	199,118
	Colonial Properties Trust	575	12,104
	Corporate Office Properties Trust	300	7,191
	DCT Industrial Trust	6,565	42,476
	DDR	1,825	28,032
	Digital Realty Trust	300	20,955
	Dime Community Bancshares	1,995	28,808
	Douglas Emmett	475	10,958
	Duke Realty	475	6,983
	DuPont Fabros Technology	1,340	33,835
	EastGroup Properties	1,085	57,722
	Education Realty Trust	1,525	16,623
	Entertainment Properties Trust	795	35,322
	Equity Lifestyle Properties	250	17,030
	Equity Residential	1,125	64,721
	Essex Property Trust	175	25,942
	Extra Space Storage	375	12,469
	Federal Realty Investment Trust	250	26,325
†	First Industrial Realty Trust	625	8,213
	Flushing Financial	1,950	30,810
	General Growth Properties	1,850	36,038
	HCP	1,500	66,720
	Health Care REIT	625	36,094
	Healthcare Realty Trust	775	17,864
	Home Bancshares	750	25,568
	Host Hotels & Resorts	6,660	106,893
	Independent Bank	1,000	30,090
†	IntercontinentalExchange	2,980	397,561
	JPMorgan Chase	3,860	156,253
	Kilroy Realty	525	23,510
	Kimco Realty	1,325	26,858
	LaSalle Hotel Properties	1,615	43,104
	Lexington Realty Trust	1,300	12,558
	Liberty Property Trust	950	34,428
	Macerich	850	48,646
	Marsh & McLennan	8,300	281,619
	National Retail Properties	2,040	62,220
	Park National	510	35,710
†	Piper Jaffray	980	24,941
	Primerica	1,090	31,218
	ProAssurance	280	25,323
	Progressive	14,375	298,137
	ProLogis	1,400	49,042
	Prosperity Bancshares	850	36,227
	Prudential Financial	1,480	80,675
	PS Business Parks	275	18,376
	Public Storage	500	69,585
	Ramco-Gershenson
	Properties Trust	800	10,024
	Rayonier	250	12,253
	Regency Centers	600	29,238
	Simon Property Group	1,200	182,172
	SL Green Realty	475	38,033
	Sovran Self Storage	885	51,197
	State Street	1,520	63,779
†	Strategic Hotels & Resorts	1,300	7,813
†	Sunstone Hotel Investors	1,175	12,925
	Susquehanna Bancshares	3,195	33,420
	Tanger Factory Outlet Centers	575	18,590
	Taubman Centers	125	9,591
†	Texas Capital Bancshares	440	21,872
	Travelers	5,520	376,794
	Trustmark	1,020	24,827
	UDR	750	18,615
	Ventas	900	56,025
	Vornado Realty Trust	500	40,525
†	WageWorks	515	8,987
†	Walter Investment Management	810	29,978
	Webster Financial	1,635	38,750
	Wells Fargo	4,820	166,435
			5,297,269
Healthcare – 2.64%
	Abbott Laboratories	1,780	122,037
†	Acorda Therapeutics	1,135	29,067
†	Air Methods	465	55,507
†	Align Technology	1,380	51,019
	Allergan	4,475	409,821
	Baxter International	4,700	283,222
	Cardinal Health	7,600	296,172
†	Celgene	1,070	81,748
†	Cepheid	450	15,530
	Conmed	1,135	32,348
	CryoLife	2,760	18,547
†	Express Scripts	1,930	120,953
†	Gilead Sciences	1,850	122,711
†	Greenway Medical Technologies	1,295	22,145
†	Haemonetics	515	41,303
†	Incyte	1,380	24,909
†	InterMune	1,760	15,787
	Johnson & Johnson	4,580	315,608
	Merck	10,570	476,707
†	Merit Medical Systems	2,466	36,817
	Perrigo	1,700	197,489
	Pfizer	20,408	507,138
	Quest Diagnostics	4,700	298,121

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Healthcare (continued)
†	Quidel	1,970	$37,292
†	Spectrum Pharmaceuticals	2,640	30,888
	Thermo Fisher Scientific	1,580	92,951
	UnitedHealth Group	2,330	129,105
†	Vertex Pharmaceuticals	1,030	57,629
†	WellCare Health Plans	355	20,075
	West Pharmaceutical Services	675	35,822
			3,978,468
Industrials – 1.89%
	AAON	1,540	30,323
	Acuity Brands	955	60,442
	Applied Industrial Technologies	1,170	48,473
	Barnes Group	1,430	35,764
	Caterpillar	2,680	230,587
†	Chart Industries	565	41,725
†	Columbus McKinnon	1,635	24,705
†	CRA International	860	14,861
†	Cross Country Healthcare	2,630	12,414
	Cummins	390	35,962
	Deere	1,110	91,564
	Eaton	670	31,664
	ESCO Technologies	760	29,526
†	Esterline Technologies	755	42,386
	FedEx	540	45,695
	Fluor	780	43,898
†	FTI Consulting	810	21,611
	General Electric	5,670	128,766
†	Genesee & Wyoming	405	27,078
	Granite Construction	955	27,428
	Honeywell International	1,560	93,210
†	Hub Group Class A	1,305	38,732
	Hunt (J.B.) Transport Services	820	42,673
†	Kadant	1,205	27,944
†	KEYW Holding	2,100	26,250
†	Kforce	2,595	30,595
	Lockheed Martin	620	57,896
	Manpower	730	26,864
	McGrath RentCorp	775	20,220
†	MYR Group	1,550	30,923
	Northrop Grumman	4,600	305,578
	Raytheon	4,900	280,084
	Republic Services	1,380	37,964
	Rockwell Collins	430	23,065
†	RPX	1,185	13,284
†	Tetra Tech	1,110	29,149
†	Titan Machinery	1,125	22,815
	Towers Watson Class A	960	50,928
	Triumph Group	1,130	70,659
	Union Pacific	840	99,708
	United Stationers	1,275	33,176
	United Technologies	1,660	129,961
	URS	920	32,485
	US Ecology	1,555	33,557
	Waste Management	8,100	259,848
			2,842,440
Information Technology – 5.38%
	Accenture Class A	1,280	89,638
†	Adobe Systems	9,650	313,239
	Adtran	1,170	20,218
†	Amkor Technology	4,355	19,162
	Anixter International	535	30,741
	Apple	1,960	1,307,829
†	Applied Micro Circuits	4,100	20,746
	Avago Technologies	1,260	43,930
†	BMC Software	8,075	335,032
†	Brightcove	1,895	22,134
†	Cirrus Logic	780	29,944
	Cisco Systems	18,040	344,384
†	Citrix Systems	440	33,691
†	Cognizant Technology
	Solutions Class A	1,180	82,506
†	comScore	1,090	16,623
†	EMC	4,260	116,170
†	EPAM Systems	870	16,478
†	ExactTarget	765	18,528
†	ExlService Holdings	665	19,618
†	FARO Technologies	960	39,667
†	Google Class A	815	614,917
	Intel	16,490	373,993
	International Business Machines	430	89,204
†	InterXion Holding	1,490	33,853
	Intuit	6,050	356,224
†	IXYS	2,440	24,205
	j2 Global	1,305	42,830
†	Liquidity Services	595	29,875
†	LogMeln	1,285	28,823
	MasterCard Class A	1,020	460,509
	Microsoft	6,700	199,526
	Motorola Solutions	5,614	283,788
†	NETGEAR	770	29,368
†	Nuance Communications	1,450	36,091
	Plantronics	740	26,144
†	Polycom	9,025	89,077
	QUALCOMM	9,965	622,712
†	QuinStreet	1,540	12,921
†	Rofin-Sinar Technologies	1,085	21,407
†	Semtech	1,240	31,186
†	Shutterfly	845	26,296
†	SS&C Technologies Holdings	1,520	38,319
†	Synaptics	885	21,258
	Syntel	390	24,340
†	TeleTech Holdings	1,840	31,372
†	Teradata	3,675	277,132
	Texas Instruments	2,010	55,376

(continues)        81

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Information Technology (continued)
†	Trulia	255	$5,462
†	ValueClick	1,655	28,449
†	VeriSign	5,850	284,837
†	ViaSat	605	22,615
	Visa Class A	3,625	486,764
†	Vocus	1,650	33,099
	Xerox	38,000	278,920
†	Yahoo	10,200	162,945
			8,104,115
Materials – 0.55%
	Allegheny Technologies	1,740	55,506
	Boise	3,570	31,273
	Buckeye Technologies	770	24,686
	Celanese Class A	1,440	54,590
†	Coeur d’Alene Mines	1,125	32,434
	duPont (E.I.) deNemours	7,410	372,502
	Eastman Chemical	1,070	61,001
	Innophos Holdings	565	27,397
	International Paper	1,850	67,192
	Kaiser Aluminum	375	21,896
	Koppers Holdings	675	23,578
	Materion	100	2,380
†	TPC Group	545	22,241
†	US Silica Holdings	2,075	28,137
			824,813
Telecommunication Services – 0.86%
	AT&T	12,720	479,544
	Atlantic Tele-Network	515	22,135
†	Crown Castle International	7,850	503,186
	NTELOS Holdings	952	16,536
	Verizon Communications	6,200	282,534
			1,303,935
Utilities – 0.38%
	AGL Resources	1,060	43,365
	Cleco	915	38,412
	Edison International	7,250	331,252
	MDU Resources Group	2,320	51,133
	NorthWestern	685	24,818
	OGE Energy	1,040	57,678
	UIL Holdings	680	24,385
			571,043
Total U.S. Markets
	(cost $24,988,354)		32,531,506

§Developed Markets – 12.38%
Consumer Discretionary – 1.99%
	Adidas	935	76,705
	Aeon	3,700	41,878
	Bayerische Motoren Werke	2,963	216,691
	British Sky Broadcasting Group	4,830	57,993
	Cie Financiere Richemont Class A	685	41,080
	Crown	4,800	45,320
	Don Quijote	6,900	265,776
	Hennes & Mauritz Class B	2,090	72,630
	LVMH Moet Hennessy
	Louis Vuitton	310	46,609
	McDonald’s Holdings Japan	1,500	42,742
	Nitori Holdings	1,713	159,191
	Pirelli & C	3,830	41,244
	PPR	1,434	220,026
	Publicis Groupe	3,812	213,335
	Reed Elsevier	4,000	38,241
	Shimamura	400	46,606
	Shimano	700	50,965
	Sky City Entertainment Group	14,600	45,748
	Sumitomo Rubber Industries	9,957	118,312
	Suzuki Motor	2,700	52,432
	Techtronic Industries	137,500	250,735
	Toyota Motor	12,699	494,839
	Yamada Denki	670	29,414
	Yamaha	3,500	32,481
	Yue Yuen Industrial Holdings	86,500	291,152
			2,992,145
Consumer Staples – 1.96%
	Anheuser-Busch InBev	1,070	90,984
†	Aryzta	8,298	397,937
	Asahi Group Holdings	2,300	56,722
	British American Tobacco	2,720	139,660
	Carlsberg Class B	2,461	218,047
	China Mengniu Dairy	29,000	86,766
	Coca-Cola Amatil	16,144	227,133
	Danone	730	44,944
	Diageo	3,610	101,409
	Greggs	20,853	169,051
	Imperial Tobacco Group	1,440	53,299
	Japan Tobacco	1,100	33,022
	Kao	2,400	70,756
	Kerry Group Class A	1,020	52,233
	Koninklijke Ahold	4,280	53,609
	Lindt & Spruengli	13	41,138
	L’Oreal	580	71,745
	Nestle	3,145	198,308
	Reckitt Benckiser Group	1,550	89,235
	SABMiller	1,030	45,243
	Tate & Lyle	4,820	51,801
	Tesco	60,679	325,329
	Toyo Suisan Kaisha	2,000	50,042
	Unilever	1,735	63,098
	Unilever CVA	2,300	81,368
	WM Morrison Supermarkets	12,600	58,032
	Woolworths	2,940	87,729
			2,958,640

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Energy – 0.86%
Aker Solutions	2,650	$50,187
AMEC	2,460	45,527
BG Group	4,520	91,242
† Lundin Petroleum	1,720	41,935
Noble	1,710	61,184
Petrofac	2,380	61,303
Saipem	1,245	59,788
Santos	4,520	53,275
Subsea 7	11,079	255,650
Technip	520	57,808
Total	6,032	299,205
Transocean	4,726	212,150
		1,289,254
Financials – 1.12%
AIA Group	14,000	52,178
Alterra Capital Holdings	1,500	35,910
AXA	15,076	224,538
City Developments	5,000	47,834
Daito Trust Construction	600	60,373
Erste Group Bank	2,000	44,630
Man Group	32,650	43,420
Mitsubishi UFJ Financial Group	61,881	290,309
Muenchener Rueckversicherungs	370	57,769
Nordea Bank	29,931	296,041
Oversea-Chinese Banking	7,000	53,278
Seven Bank	16,500	50,336
Sony Financial Holdings	2,200	37,731
Standard Chartered	14,650	331,215
Swire Properties	3,950	12,226
Tryg	700	45,478
		1,683,266
Healthcare – 1.73%
† Alkermes	2,690	55,818
Bayer	920	79,010
Cie Generale d’Optique
Essilor International	785	73,509
Coloplast Class B	192	39,980
CSL	1,700	81,136
Dainippon Sumitomo Pharma	3,300	36,293
Fresenius	585	67,913
GlaxoSmithKline	8,970	206,783
† ICON ADR	1,305	31,803
Luxottica Group	1,630	57,665
Meda Class A	8,798	89,029
Miraca Holdings	1,000	44,927
Novartis	4,865	297,709
Novo Nordisk ADR	2,125	335,346
Novo Nordisk Class B	790	124,806
Roche Holding	1,195	223,256
Sanofi	3,620	308,652
Teva Pharmaceutical
Industries ADR	10,908	451,700
		2,605,335
Industrials – 1.81%
ABB	2,970	55,708
Alstom	6,219	218,054
Assa Abloy Class B	1,520	49,350
Brambles	8,050	58,633
Central Japan Railway	500	43,966
Cie de Saint-Gobain	2,662	93,508
Deutsche Post	14,131	276,017
East Japan Railway	5,525	366,137
Elbit Systems	1,090	37,279
European Aeronautic
Defence & Space	1,760	55,785
FANUC	200	32,250
G4S	10,400	44,624
Hoya	2,200	48,362
IHI	22,000	49,067
Invensys	9,800	37,049
ITOCHU	26,937	273,116
Keppel	6,000	55,739
Komatsu	3,100	61,074
Kone Class B	810	56,052
Koninklijke Philips Electronics	3,067	71,553
Mitsubishi Electric	7,000	51,682
QR National	12,800	45,287
Rolls-Royce Holdings	2,350	31,992
Schindler Holding	410	50,397
Schneider Electric	1,180	69,836
Swire Pacific Class A	4,000	49,006
Teleperformance	11,540	330,548
Volvo Class B	5,200	72,932
Yamato Holdings	3,000	47,529
		2,732,532
Information Technology – 0.57%
ASM Pacific Technology	3,750	44,371
ASML Holding	1,510	80,702
Canon	2,200	70,358
† CGI Group Class A	14,424	387,320
Computershare	4,750	40,905
† Foxconn International Holdings	121,000	39,791
SAP	1,160	82,150
Seiko Epson	6,300	38,439
Tokyo Electron	800	34,096
Trend Micro	1,600	44,709
		862,841

(continues)       83

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Materials – 1.75%
	Air Liquide	655	$81,183
	Anglo American	1,580	46,362
	Anglo American ADR	2,900	42,544
†	AuRico Gold	28,992	203,768
	BASF	1,695	142,996
	BHP Billiton Limited	6,050	207,398
	Holmen B Shares	1,290	35,262
	Israel Chemicals	6,011	72,875
	Johnson Matthey	1,400	54,563
	Kansai Paint	4,000	44,350
	Lafarge	2,257	121,554
	Lonmin	4,150	37,363
	Rexam	49,742	349,348
	Rio Tinto	6,395	297,942
	Rio Tinto Limited	820	45,398
	Shin-Etsu Chemical	1,000	56,271
	Syngenta	225	84,095
	Syngenta ADR	3,700	276,945
	Umicore	980	51,224
	Yamana Gold	20,494	391,475
			2,642,916
Telecommunication Services – 0.40%
	BT Group	23,850	88,855
	KDDI	3,000	233,032
	Millicom International
	Cellular SDR	460	42,696
	Vodafone Group	56,731	161,013
	Vodafone Group ADR	2,770	78,931
			604,527
Utilities – 0.19%
	Centrica	8,500	44,996
	National Grid	17,473	192,722
	Shikoku Electric Power	3,900	44,042
			281,760
Total Developed Markets
	(cost $16,706,845)		18,653,216

XEmerging Markets – 4.47%
Consumer Discretionary – 0.27%
	Grupo Televisa ADR	5,825	136,946
	Hyundai Home Shopping Network	1,245	134,151
	Hyundai Motor	275	62,227
	Mahindra & Mahindra	4,269	69,768
			403,092
Consumer Staples – 0.49%
	Brazil Foods ADR	6,900	119,370
	Cia Brasileira de Distribuicao
	Grupo Pao de Acucar ADR	1,500	67,665
	Fomento Economico
	Mexicano ADR	900	82,782
†	Hypermarcas	11,600	84,355
	Lotte Chilsung Beverage	72	89,154
	Lotte Confectionery	51	71,073
	Tingyi Cayman Islands Holding	23,908	71,993
	Tsingtao Brewery	8,004	44,179
	United Spirits	2,249	51,692
	Wal-Mart de Mexico Series V	21,763	61,286
			743,549
Energy – 0.94%
†	Cairn India	12,000	75,082
	China Petroleum & Chemical	43,000	40,149
	CNOOC ADR	400	81,092
	Gazprom ADR	11,960	119,959
	LUKOIL ADR	1,800	110,772
	PetroChina ADR	475	61,351
	Petroleo Brasileiro SA ADR	12,019	275,716
†	Polski Koncern Naftowy Orlen	3,392	48,178
	PTT	8,172	87,249
#	Reliance Industries GDR 144A	8,870	279,228
†	Rosneft Oil GDR	10,100	67,872
	Sasol ADR	1,600	71,328
	Tambang Batubara Bukit
	Asam Persero	39,500	66,865
	YPF ADR	2,300	29,900
			1,414,741
Financials – 0.70%
	Banco Santander Brasil ADR	9,700	71,489
	Bangkok Bank	11,668	73,457
	China Construction Bank	99,080	68,743
=#†	Etalon Group GDR 144A	3,700	23,236
†	Grupo Financiero Santander
	Mexico SAB de CV
	Class B ADR	3,900	53,430
	ICICI Bank ADR	1,900	76,266
	Industrial & Commercial
	Bank of China	174,459	103,044
	Itau Unibanco Holding ADR	5,200	79,456
	KB Financial Group ADR	4,427	156,229
	Samsung Life Insurance	770	66,444
=	Sberbank	43,042	125,523
	Standard Bank Group	7,637	96,924
†	UEM Land Holdings	109,352	60,105
			1,054,346
Industrials – 0.27%
	All America Latina Logistica	7,317	30,070
†	Empresas ICA SAB de CV ADR	6,000	46,440
†	Gol Linhas Aereas Inteligentes ADR	7,200	41,328
	KCC	396	103,652
	Remgro	2,986	52,111

	Number of		Value
	Shares		(U.S. $)
Common Stock (continued)
XEmerging Markets (continued)
Industrials (continued)
Santos Brasil Participacoes		3,600	$51,151
Siam Cement		3,100	35,110
United Tractors		24,736	53,504
			413,366
Information Technology – 0.66%
† Baidu ADR		600	70,092
Hon Hai Precision Industry		48,760	152,930
† LG Display ADR		5,100	64,107
Samsung Electronics		320	386,757
† Sina		1,000	64,680
† Sohu.com		1,600	67,344
Taiwan Semiconductor
Manufacturing		22,034	67,455
Taiwan Semiconductor
Manufacturing ADR		3,500	55,370
United Microelectronics		118,000	49,078
† WNS Holdings ADR		1,965	20,122
			997,935
Materials – 0.42%
Anglo American Platinum		1,007	51,784
† ArcelorMittal South Africa		6,558	32,305
Braskem ADR		4,300	60,673
Cemex ADR		10,559	87,956
† Fibria Celulose ADR		8,837	82,538
Gerdau		4,000	31,436
Gerdau ADR		3,400	32,334
Impala Platinum Holdings		2,181	36,424
Siam Cement NVDR		2,100	23,784
Ultratech Cement		1,702	63,301
Vale ADR		7,025	125,748
			628,283
Telecommunication Services – 0.72%
America Movil ADR		3,000	76,320
China Mobile ADR		1,700	94,112
China Telecom		136,000	78,574
China Unicom Hong Kong ADR		7,508	122,455
Chunghwa Telecom ADR		2,160	68,580
KT ADR		8,600	134,504
Mobile Telesystems ADR		2,700	47,304
MTN Group		3,344	64,369
SK Telecom ADR		13,000	189,020
Telefonica Brasil ADR		3,550	77,177
† Turkcell Iletisim Hizmet ADR		3,787	57,335
Vodacom Group		5,875	72,070
			1,081,820
Total Emerging Markets
(cost $6,647,537)			6,737,132

Total Common Stock
(cost $48,342,736)			57,921,854

Convertible Preferred Stock – 0.18%
Apache 6.00%
exercise price $109.12,
expiration date 8/1/13		700	34,055
Aspen Insurance Holdings 5.625%
exercise price $29.28,
expiration date 12/31/49		777	44,532
Bank of America 7.25%
exercise price $50.00,
expiration date 12/31/49		11	11,972
# Chesapeake Energy 144A 5.75%
exercise price $27.90,
expiration date 12/31/49		10	9,263
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		59	64,435
PPL 9.50%
exercise price $28.80,
expiration date 7/1/13		950	51,262
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		233	25,411
Wells Fargo 7.50%
exercise price $156.71,
expiration date 12/31/49		28	34,664
Total Convertible Preferred Stock
(cost $277,367)			275,594

Exchange-Traded Funds – 0.05%
iShares Dow Jones U.S.
Real Estate Index Fund		125	8,049
iShares MSCI EAFE
Growth Index		1,230	69,470
Total Exchange-Traded Funds
(cost $76,105)			77,519

	Principal
	Amount°
Agency Collateralized Mortgage Obligations – 0.48%
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	USD	2,378	2,778
Series 2003-26 AT
5.00% 11/25/32		83,647	88,275
Series 2003-32 PH
5.50% 3/25/32		41,902	43,140
Series 2010-41 PN
4.50% 4/25/40		60,000	67,798
Series 2010-96 DC
4.00% 9/25/25		115,000	125,571
Freddie Mac REMICs
Series 2512 PG
5.50% 10/15/22		148,406	164,024
Series 4065 DE
3.00% 6/15/32		15,000	15,562

(continues)        85

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	GNMA Series 2010-113 KE
	4.50% 9/20/40	USD	140,000	$160,208
	NCUA Guaranteed Notes
	Series 2010-C1 A2
	2.90% 10/29/20		50,000	53,750
Total Agency Collateralized Mortgage
	Obligations (cost $674,079)			721,106

Agency Mortgage-Backed Securities – 8.96%
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25		149,275	162,277
	5.00% 9/1/18		29,508	32,176
	5.50% 7/1/22		34,558	37,720
	Fannie Mae S.F. 15 yr TBA
	2.50% 10/1/27		1,099,000	1,154,808
	2.50% 11/1/27		380,000	398,466
	3.00% 10/1/27		2,478,000	2,626,679
	Fannie Mae S.F. 20 yr
	5.50% 8/1/28		59,635	65,471
	5.50% 12/1/29		12,395	13,609
	Fannie Mae S.F. 30 yr
	5.00% 2/1/35		4,881	5,364
	5.50% 2/1/37		60,235	66,130
	6.00% 8/1/36		25,868	28,631
	6.00% 9/1/36		39,630	43,863
	6.00% 3/1/37		12,397	13,809
	6.00% 8/1/37		4,028	4,458
	6.00% 4/1/38		139,669	154,282
	6.00% 12/1/38		7,450	8,230
	6.00% 11/1/39		33,559	37,143
	6.00% 1/1/40		288,797	319,643
	6.00% 4/1/40		51,615	57,087
	6.00% 6/1/40		638,714	706,934
	6.00% 7/1/40		20,566	22,763
	6.00% 2/1/41		192,857	215,089
	6.50% 2/1/36		20,785	23,713
	Fannie Mae S.F. 30 yr TBA
	3.50% 10/1/42		4,926,000	5,283,134
	3.50% 11/1/42		460,000	492,128
	Freddie Mac S.F. 30 yr
	5.50% 5/1/38		15,867	17,291
	5.50% 7/1/38		57,225	62,362
	5.50% 12/1/38		38,255	41,726
	5.50% 5/1/40		12,044	13,137
	5.50% 7/1/40		655,895	716,623
	6.00% 8/1/38		146,257	162,519
	6.00% 10/1/38		207,447	230,511
	6.00% 5/1/40		266,052	292,474
Total Agency Mortgage-Backed
	Securities (cost $13,389,014)			13,510,250

Commercial Mortgage-Backed Securities – 1.75%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37		70,000	73,664
	BAML Commercial
	Mortgage Securities
	•Series 2005-1 A5
	5.343% 11/10/42		35,000	38,499
	Series 2006-4 A4
	5.634% 7/10/46		50,000	57,641
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2004-PWR4 A3
	5.468% 6/11/41		77,843	82,799
	Series 2005-PW10 A4
	5.405% 12/11/40		60,000	67,583
	Series 2005-T20 A4A
	5.297% 10/12/42		35,000	39,377
	Series 2006-PW12 A4
	5.894% 9/11/38		25,000	28,758
•t	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		50,000	55,527
#	DBUBS Mortgage Trust
	Series 2011-LC1A A3 144A
	5.002% 11/10/46		300,000	358,029
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		115,000	123,128
	Series 2005-GG4 A4
	4.761% 7/10/39		290,000	312,423
	Series 2005-GG4 A4A
	4.751% 7/10/39		50,000	54,387
	#Series 2010-C1 A2 144A
	4.592% 8/10/43		100,000	116,552
	•#Series 2011-GC3 C 144A
	5.728% 3/10/44		200,000	218,218
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		65,000	71,915
	Series 2005-LDP5 A4
	5.359% 12/15/44		275,000	309,646
	LB-UBS Commercial
	Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31		50,000	52,412
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A
	4.989% 8/13/42		60,000	66,108
	•Series 2007-T27 A4
	5.823% 6/11/42		240,000	283,861

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities (continued)
#	OBP Depositor Trust
	Series 2010-OBP A 144A
	4.646% 7/15/45	USD	100,000	$117,831
#	WF-RBS Commercial
	Mortgage Trust
	Series 2011-C3 A4 144A
	4.375% 3/15/44		95,000	108,654
Total Commercial Mortgage-Backed
	Securities (cost $2,346,677)			2,637,012

Convertible Bonds – 1.27%
	AAR 1.75%
	exercise price $28.75,
	expiration date 1/1/26		41,000	41,103
	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 4/30/15		69,000	70,465
#	Alaska Communications System
	Group 144A 6.25%
	exercise price $10.28,
	expiration date 4/27/18		43,000	29,321
	Alcatel-Lucent USA 2.875%
	exercise price $15.35,
	expiration date 6/15/25		55,000	54,175
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		40,000	37,975
	Ares Capital 5.75%
	exercise price $19.13,
	expiration date 2/1/16		39,000	41,633
ϕ	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		78,000	58,451
	BGC Partners 4.50%
	exercise price $9.84,
	expiration date 7/13/16		30,000	27,938
	Chesapeake Energy
	2.25% exercise price $85.81,
	expiration date 12/15/38		24,000	19,455
	2.50% exercise price $51.14,
	expiration date 5/15/37		25,000	22,578
#	Clearwire Communications
	144A 8.25%
	exercise price $7.08,
	expiration date 11/30/40		38,000	27,764
#	Corporate Office Properties
	144A 4.25%
	exercise price $47.96,
	expiration date 4/12/30		70,000	70,787
	Dendreon 2.875%
	exercise price $51.24,
	expiration date 1/13/16		18,000	12,049
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		30,000	30,038
#	Gaylord Entertainment 144A
	3.75% exercise price $27.25,
	expiration date 9/29/14		18,000	27,518
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		38,000	40,850
	Helix Energy Solutions Group
	3.25% exercise price $25.02,
	expiration date 3/12/32		50,000	55,781
ϕ	Hologic 2.00%
	exercise price $31.17,
	expiration date 2/27/42		20,000	19,563
#	Iconix Brand Group 144A
	2.50% exercise price $30.75,
	expiration date 5/31/16		36,000	35,955
#	Illumina 144A 0.25%
	exercise price $83.55,
	expiration date 3/11/16		38,000	35,601
	Intel 2.95%
	exercise price $29.96,
	expiration date 12/15/35		25,000	27,313
	International Game Technology
	3.25% exercise price $19.97,
	expiration date 5/1/14		36,000	37,778
	Jefferies Group 3.875%
	exercise price $37.55,
	expiration date 11/1/29		73,000	70,718
	L-3 Communications
	Holdings 3.00%
	exercise price $92.17,
	expiration date 8/1/35		53,000	53,398
	Leap Wireless International
	4.50% exercise price $93.21,
	expiration date 7/15/14		72,000	68,940
#	Lexington Realty Trust 144A
	6.00% exercise price $6.93,
	expiration date 1/11/30		30,000	43,725
	Linear Technology 3.00%
	exercise price $42.72,
	expiration date 5/1/27		82,000	85,330
	Live Nation Entertainment
	2.875% exercise price $27.14,
	expiration date 7/14/27		94,000	92,707
	MGM Resorts International
	4.25% exercise price $18.58,
	expiration date 4/10/15		55,000	57,303
	Mylan 3.75%
	exercise price $13.32,
	expiration date 9/10/15		33,000	63,339
	National Retail Properties
	3.95% exercise price $23.51,
	expiration date 9/15/26		23,000	29,958
#	Nuance Communications 144A
	2.75% exercise price $32.30,
	expiration date 11/1/31		19,000	22,052

(continues)        87

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Convertible Bonds (continued)
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13	USD	18,000	$17,955
	2.75% exercise price $42.13,
	expiration date 6/30/17		56,000	53,725
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		94,000	92,589
	Pantry 3.00%
	exercise price $50.09,
	expiration date 11/15/12		57,000	57,285
	Peabody Energy 4.75%
	exercise price $58.19,
	expiration date 12/15/41		7,000	5,933
	PHH 4.00%
	exercise price $25.80,
	expiration date 9/1/14		69,000	75,123
	Rovi 2.625%
	exercise price $47.36,
	expiration date 2/10/40		23,000	22,871
	SanDisk 1.50%
	exercise price $52.37,
	expiration date 8/11/17		48,000	54,570
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 7/22/14		13,000	27,609
	Steel Dynamics 5.125%
	exercise price $17.36,
	expiration date 6/15/14		23,000	24,164
	Transocean 1.50%
	exercise price $158.97,
	expiration date 12/15/37		27,000	26,899
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		31,000	47,411
Total Convertible Bonds
	(cost $1,822,999)			1,917,695

Corporate Bonds – 27.36%
Banking – 2.97%
	Abbey National Treasury
	Services 4.00% 4/27/16		90,000	93,681
#	Banco Santander Chile 144A
	3.875% 9/20/22		150,000	150,842
	Bancolombia 5.125% 9/11/22		73,000	74,095
	Bank of America
	3.75% 7/12/16		65,000	69,025
	5.70% 1/24/22		210,000	247,115
	BB&T
	3.95% 3/22/22		165,000	179,686
	5.25% 11/1/19		115,000	133,278
	Capital One Capital V
	10.25% 8/15/39		67,000	69,345
	City National 5.25% 9/15/20		90,000	97,837
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		145,000	145,906
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		70,000	54,775
#	HSBC Bank 144A 4.75% 1/19/21		150,000	172,324
	HSBC Holdings 4.00% 3/30/22		235,000	252,636
	JPMorgan Chase
	2.92% 9/19/17	CAD	119,000	121,173
	3.25% 9/23/22	USD	270,000	274,332
	KeyCorp 5.10% 3/24/21		270,000	316,294
	Morgan Stanley 7.60% 8/8/17	NZD	64,000	55,416
	PNC Funding
	5.125% 2/8/20	USD	305,000	361,978
	5.625% 2/1/17		165,000	190,140
•#	PNC Preferred Funding Trust II
	144A 1.611% 3/31/49		100,000	83,000
	SVB Financial Group
	5.375% 9/15/20		150,000	171,190
	U.S. Bancorp 2.95% 7/15/22		80,000	80,931
	U.S. Bank 6.30% 2/4/14		250,000	268,810
•	USB Capital IX 3.50% 10/29/49		200,000	171,628
	Wachovia
	•0.825% 10/15/16		90,000	87,170
	5.25% 8/1/14		45,000	48,391
	5.625% 10/15/16		115,000	133,366
	Wells Fargo 3.50% 3/8/22		245,000	261,809
	Zions Bancorporation
	4.50% 3/27/17		35,000	36,166
	7.75% 9/23/14		73,000	79,937
				4,482,276
Basic Industry – 3.23%
	AK Steel 7.625% 5/15/20		40,000	35,200
	Alcoa
	5.40% 4/15/21		140,000	147,203
	6.75% 7/15/18		120,000	138,775
#	Algoma Acquisition 144A
	9.875% 6/15/15		34,000	27,115
#	Anglo American Capital 144A
	2.625% 4/3/17		200,000	202,534
	2.625% 9/27/17		200,000	200,913
	ArcelorMittal
	6.50% 2/25/22		130,000	128,268
	10.10% 6/1/19		115,000	132,631
	Barrick Gold 3.85% 4/1/22		310,000	326,074
	Barrick North America Finance
	4.40% 5/30/21		50,000	54,496
	Cabot
	2.55% 1/15/18		115,000	118,055
	3.70% 7/15/22		60,000	61,425
•#	Cemex SAB de CV 144A
	5.362% 9/30/15		170,000	162,775
	Century Aluminum
	8.00% 5/15/14		66,000	67,155

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	CF Industries
	6.875% 5/1/18	USD	190,000	$231,563
	7.125% 5/1/20		47,000	59,103
	Compass Minerals International
	8.00% 6/1/19		37,000	40,145
	Domtar 4.40% 4/1/22		75,000	76,940
	Dow Chemical 8.55% 5/15/19		288,000	386,714
#	FMG Resources
	August 2006 144A
	6.875% 4/1/22		25,000	22,969
	7.00% 11/1/15		50,000	50,000
	Freeport-McMoRan
	Copper & Gold
	3.55% 3/1/22		105,000	105,315
	Georgia-Pacific 8.00% 1/15/24		240,000	328,261
	Headwaters 7.625% 4/1/19		85,000	86,700
	Hexion U.S. Finance
	8.875% 2/1/18		42,000	43,365
	International Paper
	4.75% 2/15/22		95,000	108,077
	6.00% 11/15/41		35,000	42,809
	9.375% 5/15/19		25,000	33,850
	LyondellBasell Industries
	5.75% 4/15/24		200,000	228,500
#	MacDermid 144A
	9.50% 4/15/17		47,000	49,291
	Mohawk Industries
	6.375% 1/15/16		23,000	25,990
	Momentive Performance
	Materials 11.50% 12/1/16		40,000	22,800
#	Murray Energy 144A
	10.25% 10/15/15		48,000	47,280
#	Newcrest Finance 144A
	4.20% 10/1/22		60,000	60,527
	Norcraft 10.50% 12/15/15		43,000	43,430
	Nortek 8.50% 4/15/21		75,000	80,250
	Novelis 8.75% 12/15/20		60,000	66,750
	Ply Gem Industries
	13.125% 7/15/14		40,000	42,900
	Rio Tinto Finance USA
	1.625% 8/21/17		15,000	15,048
	2.875% 8/21/22		150,000	149,651
	Ryerson
	•7.82% 11/1/14		4,000	4,020
	#144A 9.00% 10/15/17		45,000	46,181
	#144A 11.25% 10/15/18		20,000	20,125
	12.00% 11/1/15		57,000	58,995
	Smurfit Kappa Funding
	7.75% 4/1/15		43,000	43,535
	Teck Resources
	3.00% 3/1/19		50,000	50,691
	3.75% 2/1/23		105,000	104,091
	Vale Overseas 4.375% 1/11/22		269,000	284,107
				4,862,592
Brokerage – 0.28%
•	Bear Stearns 4.00% 12/7/12	AUD	190,000	197,082
	Jefferies Group
	6.25% 1/15/36	USD	10,000	10,000
	6.45% 6/8/27		35,000	36,050
	Lazard Group 6.85% 6/15/17		152,000	171,722
				414,854
Capital Goods – 0.40%
	Anixter 10.00% 3/15/14		4,000	4,370
	Berry Plastics 9.75% 1/15/21		60,000	68,700
#	Consolidated Container 144A
	10.125% 7/15/20		35,000	37,450
	Energizer Holdings
	4.70% 5/24/22		180,000	191,293
	Kratos Defense &
	Security Solutions
	10.00% 6/1/17		30,000	32,550
#	Plastipak Holdings 144A
	10.625% 8/15/19		28,000	32,200
	Trimas 9.75% 12/15/17		24,000	27,840
#	URS 144A 5.00% 4/1/22		200,000	205,796
				600,199
Consumer Cyclical – 1.33%
	American Axle & Manufacturing
	7.875% 3/1/17		78,000	81,510
	CKE Restaurants
	11.375% 7/15/18		40,000	46,600
#	Daimler Finance North America
	144A 2.25% 7/31/19		150,000	149,602
	Dave & Buster’s 11.00% 6/1/18		20,000	22,700
	Delphi 6.125% 5/15/21		75,000	83,438
	Dollar General 4.125% 7/15/17		25,000	26,250
	Ford Motor 7.45% 7/16/31		122,000	152,347
	Ford Motor Credit
	12.00% 5/15/15		100,000	124,750
	Hanesbrands 6.375% 12/15/20		60,000	65,400
#	HD Supply 144A
	11.00% 4/15/20		35,000	38,938
	Historic TW 6.875% 6/15/18		230,000	291,856
	Host Hotels & Resorts
	4.75% 3/1/23		100,000	104,125
	#144A 5.25% 3/15/22		55,000	59,675
	5.875% 6/15/19		35,000	38,675
	Ingles Markets 8.875% 5/15/17		33,000	35,723
	Lowe’s 3.12% 4/15/22		125,000	129,892
	Macy’s Retail Holdings
	5.90% 12/1/16		45,000	52,586
	Meritor 8.125% 9/15/15		75,000	79,125
	Rite Aid 9.25% 3/15/20		20,000	20,600
#	Sealy Mattress 144A
	10.875% 4/15/16		10,000	10,950
#	Suburban Propane Partners
	144A 7.375% 8/1/21		25,000	26,813
	Tomkins 9.00% 10/1/18		25,000	28,000

(continues)        89

Statements of net assets

elaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Tops Holding 10.125% 10/15/15	USD	19,000	$20,116
	Walgreen 3.10% 9/15/22		170,000	172,888
	Wyndham Worldwide
	5.625% 3/1/21		65,000	71,834
	5.75% 2/1/18		60,000	67,634
				2,002,027
Consumer Non-Cyclical – 3.09%
	Accellent 8.375% 2/1/17		35,000	36,138
	Amgen
	3.625% 5/15/22		100,000	105,640
	3.875% 11/15/21		50,000	53,830
	5.375% 5/15/43		55,000	63,990
#	Aristotle Holding 144A
	2.65% 2/15/17		80,000	83,919
	4.75% 11/15/21		35,000	40,573
	Biomet
	#144A 6.50% 8/1/20		40,000	41,550
	#144A 6.50% 10/1/20		15,000	14,775
	11.625% 10/15/17		24,000	25,590
	Bio-Rad Laboratories
	8.00% 9/15/16		18,000	19,800
	Boston Scientific
	6.00% 1/15/20		90,000	107,140
#	Brasil Foods 144A
	5.875% 6/6/22		200,000	219,000
	CareFusion 6.375% 8/1/19		185,000	221,865
	Celgene
	3.25% 8/15/22		65,000	65,755
	3.95% 10/15/20		120,000	129,310
	Community Health Systems
	8.00% 11/15/19		25,000	27,563
	Constellation Brands
	4.625% 3/1/23		35,000	35,875
	6.00% 5/1/22		65,000	74,263
	Del Monte 7.625% 2/15/19		60,000	62,025
#	Dole Food 144A 8.00% 10/1/16		28,000	29,435
#	Heineken 144A 3.40% 4/1/22		175,000	182,631
	Jarden
	6.125% 11/15/22		40,000	43,400
	7.50% 1/15/20		5,000	5,550
#	Kinetic Concepts 144A
	12.50% 11/1/19		60,000	57,000
#	Kraft Foods Group 144A
	5.00% 6/4/42		100,000	112,010
	Kroger 3.40% 4/15/22		50,000	52,180
	Laboratory Corporation of
	America Holdings
	2.20% 8/23/17		190,000	194,284
	3.75% 8/23/22		170,000	178,250
#	Multiplan 144A 9.875% 9/1/18		80,000	88,800
	NBTY 9.00% 10/1/18		90,000	100,575
#	Pernod-Ricard 144A
	2.95% 1/15/17		300,000	313,304
	Quest Diagnostics 4.70% 4/1/21		140,000	157,595
	Radnet Management
	10.375% 4/1/18		23,000	23,345
#	SABMiller Holdings 144A
	2.45% 1/15/17		400,000	418,809
	Safeway 4.75% 12/1/21		135,000	137,890
	Scotts Miracle-Gro
	6.625% 12/15/20		25,000	27,063
	Thermo Fisher Scientific
	1.85% 1/15/18		60,000	61,072
	3.15% 1/15/23		180,000	186,215
	Tyson Foods 4.50% 6/15/22		115,000	121,038
	Watson Pharmaceuticals
	3.25% 10/1/22		45,000	45,671
	WellPoint 3.30% 1/15/23		220,000	222,999
#	Woolworths 144A
	3.15% 4/12/16		45,000	47,323
	4.55% 4/12/21		40,000	44,802
	Yale University 2.90% 10/15/14		105,000	110,409
	Zimmer Holdings
	3.375% 11/30/21		160,000	167,956
	4.625% 11/30/19		90,000	103,020
				4,661,227
Energy – 4.42%
	AmeriGas Finance
	6.75% 5/20/20		55,000	58,850
	7.00% 5/20/22		15,000	16,200
	Antero Resources Finance
	9.375% 12/1/17		19,000	21,090
#	CNOOC Finance 2012 144A
	3.875% 5/2/22		200,000	212,554
	Comstock Resources
	7.75% 4/1/19		25,000	25,250
	Continental Resources
	5.00% 9/15/22		45,000	47,138
	Copano Energy 7.75% 6/1/18		33,000	34,815
	Ecopetrol 7.625% 7/23/19		155,000	199,175
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		300,000	357,401
•	Enbridge Energy Partners
	8.05% 10/1/37		175,000	198,394
	Energy Transfer Partners
	9.70% 3/15/19		56,000	74,092
#	ENI 144A 4.15% 10/1/20		180,000	181,548
	Enterprise Products Operating
	4.45% 2/15/43		5,000	4,966
	•7.034% 1/15/68		215,000	241,069
	9.75% 1/31/14		150,000	167,133
	EOG Resources
	2.625% 3/15/23		165,000	167,158
	Forest Oil 7.25% 6/15/19		44,000	43,890
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16		41,000	42,845

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Hercules Offshore 144A
	10.50% 10/15/17	USD	77,000	$81,524
#	Hilcorp Energy I 144A
	7.625% 4/15/21		55,000	60,775
	HollyFrontier 9.875% 6/15/17		33,000	36,341
	Kinder Morgan Energy Partners
	3.45% 2/15/23		55,000	56,748
	9.00% 2/1/19		140,000	185,867
	Linn Energy
	#144A 6.25% 11/1/19		15,000	14,944
	#144A 6.50% 5/15/19		20,000	20,100
	8.625% 4/15/20		28,000	30,800
	Lukoil International Finance
	6.125% 11/9/20		200,000	226,800
	Newfield Exploration
	5.625% 7/1/24		25,000	27,781
	NiSource Finance
	5.80% 2/1/42		100,000	118,670
	Pemex Project Funding
	Master Trust 6.625% 6/15/35		40,000	50,400
#	Pertamina Persero 144A
	4.875% 5/3/22		200,000	215,750
	Petrobras International
	Finance
	3.50% 2/6/17		53,000	55,562
	3.875% 1/27/16		100,000	106,281
	5.375% 1/27/21		140,000	158,448
	Petrohawk Energy
	7.25% 8/15/18		165,000	187,681
	Petroleos de Venezuela
	9.00% 11/17/21		311,000	269,015
	Petroleos Mexicanos
	5.50% 6/27/44		150,000	165,375
	Petroleum Development
	12.00% 2/15/18		43,000	47,085
	Plains All American Pipeline
	8.75% 5/1/19		140,000	188,500
	Pride International
	6.875% 8/15/20		245,000	310,642
	Quicksilver Resources
	9.125% 8/15/19		40,000	38,200
	Range Resources
	5.00% 8/15/22		65,000	68,656
#	Samson Investment 144A
	9.75% 2/15/20		15,000	15,469
	SandRidge Energy
	7.50% 3/15/21		20,000	20,700
	#144A 8.125% 10/15/22		35,000	37,319
	Talisman Energy 5.50% 5/15/42		210,000	237,398
#	TNK-BP Finance 144A
	7.50% 7/18/16		100,000	116,050
	Total Capital International
	2.70% 1/25/23		110,000	112,373
•	TransCanada PipeLines
	6.35% 5/15/67		260,000	278,303
	Transocean
	3.80% 10/15/22		85,000	85,617
	5.05% 12/15/16		200,000	223,705
	Weatherford International
	4.50% 4/15/22		160,000	167,649
	9.625% 3/1/19		105,000	136,843
	Williams Partners
	3.35% 8/15/22		75,000	76,826
	7.25% 2/1/17		125,000	152,148
#	Woodside Finance 144A
	8.125% 3/1/14		160,000	174,660
	8.75% 3/1/19		10,000	13,151
				6,663,724
Financials – 1.42%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	287,742
	E Trade Financial
	12.50% 11/30/17		73,000	83,311
	General Electric Capital
	3.15% 9/7/22		85,000	85,562
	5.50% 2/1/17	NZD	80,000	69,697
	5.875% 1/14/38	USD	10,000	11,959
	6.00% 8/7/19		265,000	322,783
	•6.25% 12/15/49		300,000	317,992
	•7.125% 12/15/49		100,000	111,877
#	Hyundai Capital America
	144A 2.125% 10/2/17		200,000	200,264
	International Lease Finance
	5.875% 4/1/19		35,000	37,285
	6.25% 5/15/19		77,000	83,160
	8.25% 12/15/20		125,000	149,063
	8.75% 3/15/17		35,000	41,125
#	IPIC GMTN 144A 5.50% 3/1/22		200,000	225,000
#	Nuveen Investments 144A
	9.50% 10/15/20		115,000	115,000
				2,141,820
Insurance – 0.99%
	Alleghany 4.95% 6/27/22		70,000	76,423
	American International Group
	4.875% 6/1/22		35,000	39,521
	5.85% 1/16/18		10,000	11,626
•	Chubb 6.375% 3/29/67		105,000	112,350
#	Highmark 144A
	4.75% 5/15/21		55,000	56,517
	6.125% 5/15/41		20,000	21,071
•	ING Groep 5.775% 12/29/49		60,000	54,900
#	ING US 144A 5.50% 7/15/22		100,000	104,516
#	Liberty Mutual Group 144A
	4.95% 5/1/22		100,000	104,800
	6.50% 5/1/42		105,000	114,055
	•7.00% 3/15/37		35,000	33,425
(continues)        91

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Insurance (continued)
	MetLife
	3.048% 12/15/22	USD	100,000	$101,313
	6.40% 12/15/36		120,000	126,489
	6.817% 8/15/18		95,000	119,688
#	Metropolitan Life Global
	Funding I 144A
	3.875% 4/11/22		100,000	109,263
	Prudential Financial
	3.875% 1/14/15		25,000	26,568
	4.50% 11/15/20		35,000	38,991
	4.50% 11/16/21		45,000	49,736
	•5.875% 9/15/42		70,000	72,013
	6.00% 12/1/17		50,000	59,255
•	XL Group 6.50% 12/31/49		70,000	64,750
				1,497,270
Media – 0.94%
	CCO Holdings
	5.25% 9/30/22		40,000	40,400
	7.00% 1/15/19		25,000	27,188
	7.375% 6/1/20		15,000	16,819
	Clear Channel Communications
	9.00% 3/1/21		35,000	31,325
	Clear Channel Worldwide
	Holdings 7.625% 3/15/20		55,000	53,825
	DIRECTV Holdings
	3.80% 3/15/22		230,000	237,153
	5.15% 3/15/42		115,000	117,444
	DISH DBS
	#144A 5.875% 7/15/22		70,000	72,100
	7.875% 9/1/19		40,000	46,700
	Interpublic Group
	4.00% 3/15/22		140,000	146,947
	NBCUniversal Media
	2.875% 1/15/23		55,000	54,899
	4.45% 1/15/43		60,000	59,795
	Nielsen Finance
	11.50% 5/1/16		2,000	2,245
	11.625% 2/1/14		4,000	4,530
#	Sinclair Television Group
	144A 9.25% 11/1/17		33,000	36,713
#	Sirius XM Radio 144A
	8.75% 4/1/15		65,000	74,263
	Time Warner Cable
	5.85% 5/1/17		20,000	23,848
	8.25% 4/1/19		105,000	141,120
#	Univision Communications
	144A 6.875% 5/15/19		65,000	67,275
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	157,874
				1,412,463
Real Estate – 1.37%
	Alexandria Real Estate Equities
	4.60% 4/1/22		130,000	138,968
	American Tower
	4.70% 3/15/22		40,000	43,962
	5.90% 11/1/21		260,000	309,010
	Boston Properties
	3.85% 2/1/23		100,000	105,543
	Brandywine Operating Partnership
	4.95% 4/15/18		100,000	107,564
	BRE Properties 3.375% 1/15/23		100,000	99,680
	Developers Diversified Realty
	4.625% 7/15/22		35,000	38,131
	4.75% 4/15/18		55,000	61,096
	7.50% 4/1/17		35,000	41,923
	7.875% 9/1/20		108,000	139,431
	9.625% 3/15/16		33,000	41,118
	Digital Realty Trust
	5.25% 3/15/21		235,000	261,907
	Liberty Property
	4.125% 6/15/22		60,000	62,935
	Mack-Cali Realty
	4.50% 4/18/22		90,000	96,523
	National Retail Properties
	3.80% 10/15/22		15,000	15,329
	Regency Centers 4.80% 4/15/21		90,000	99,531
	UDR 4.625% 1/10/22		200,000	221,150
#	WEA Finance 144A
	3.375% 10/3/22		70,000	69,735
	4.625% 5/10/21		100,000	109,364
				2,062,900
Services – 0.58%
#	ADT 144A 3.50% 7/15/22		115,000	119,719
	Ameristar Casinos
	7.50% 4/15/21		65,000	70,200
#	Equinox Holdings 144A
	9.50% 2/1/16		9,000	9,608
	FTI Consulting 6.75% 10/1/20		5,000	5,363
	Geo Group 6.625% 2/15/21		40,000	43,000
#	H&E Equipment Services 144A
	7.00% 9/1/22		60,000	62,550
	Iron Mountain 7.75% 10/1/19		15,000	16,950
	M/I Homes 8.625% 11/15/18		50,000	54,313
	PHH
	7.375% 9/1/19		40,000	43,000
	9.25% 3/1/16		95,000	109,487
	Pinnacle Entertainment
	8.75% 5/15/20		35,000	38,806
	Royal Caribbean Cruises
	7.00% 6/15/13		17,000	17,638
	RSC Equipment Rental
	10.25% 11/15/19		42,000	48,090
	Ryland Group 8.40% 5/15/17		33,000	39,188

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services (continued)
	Standard Pacific 10.75% 9/15/16	USD	42,000	$51,555
#	United Air Lines 144A
	12.00% 11/1/13		52,000	53,690
	Western Union 3.65% 8/22/18		65,000	72,081
	Wynn Las Vegas 7.75% 8/15/20		15,000	16,763
				872,001
Technology – 0.96%
#	Advanced Micro Devices
	144A 7.50% 8/15/22		15,000	14,550
	Amkor Technology
	7.375% 5/1/18		35,000	36,575
	Avaya
	#144A 7.00% 4/1/19		40,000	37,400
	9.75% 11/1/15		65,000	58,013
	10.125% 11/1/15		10,000	8,975
	CDW 12.535% 10/12/17		40,000	42,900
	eBay 4.00% 7/15/42		245,000	239,519
	First Data
	9.875% 9/24/15		30,000	30,750
	11.25% 3/31/16		70,000	68,250
	Fiserv 3.50% 10/1/22		80,000	80,449
	GXS Worldwide 9.75% 6/15/15		114,000	117,990
	Jabil Circuit 7.75% 7/15/16		9,000	10,463
	National Semiconductor
	6.60% 6/15/17		185,000	231,700
#	Seagate Technology International
	144A 10.00% 5/1/14		88,000	97,020
	Symantec 4.20% 9/15/20		85,000	88,426
#	Tencent Holdings 144A
	3.375% 3/5/18		200,000	202,604
	Tyco Electronics Group
	3.50% 2/3/22		85,000	87,027
				1,452,611
Telecommunications – 2.48%
	America Movil SAB de CV
	3.125% 7/16/22		200,000	206,596
#	Brasil Telecom 144A
	5.75% 2/10/22		200,000	210,000
	CenturyLink 5.80% 3/15/22		165,000	179,874
#	Clearwire Communications
	144A 12.00% 12/1/15		71,000	70,385
	Cricket Communications
	7.75% 10/15/20		80,000	78,400
#	Crown Castle Towers 144A
	4.883% 8/15/20		370,000	417,049
#	Deutsche Telekom International
	Finance 144A
	2.25% 3/6/17		150,000	153,585
	3.125% 4/11/16		150,000	157,872
#	Digicel 144A 8.25% 9/1/17		110,000	119,900
	Frontier Communications
	6.25% 1/15/13		4,000	4,060
	Intelsat Bermuda
	11.25% 2/4/17		55,000	58,369
	PIK 11.50% 2/4/17		959	1,020
	Intelsat Jackson Holdings
	7.25% 10/15/20		60,000	64,875
	Level 3 Communications
	11.875% 2/1/19		35,000	39,900
	Level 3 Financing
	10.00% 2/1/18		48,000	53,640
	MetroPCS Wireless
	6.625% 11/15/20		30,000	31,538
	Motorola Solutions
	3.75% 5/15/22		195,000	203,123
	NII Capital 7.625% 4/1/21		61,000	48,800
	PAETEC Holding
	8.875% 6/30/17		28,000	30,520
	Qwest 6.75% 12/1/21		75,000	90,288
	Sprint Capital 8.75% 3/15/32		40,000	41,600
	Sprint Nextel
	6.00% 12/1/16		30,000	31,050
	8.375% 8/15/17		35,000	39,113
	9.125% 3/1/17		65,000	73,938
	Telefonica Emisiones
	6.421% 6/20/16		155,000	164,106
	Telesat Canada
	#144A 6.00% 5/15/17		50,000	52,250
	12.50% 11/1/17		19,000	21,233
#	Vimpel Communications 144A
	7.748% 2/2/21		200,000	214,250
	Virgin Media Secured Finance
	6.50% 1/15/18		400,000	439,999
#	Vivendi 144A
	3.45% 1/12/18		185,000	188,778
	6.625% 4/4/18		100,000	116,678
	Vodafone Group
	2.50% 9/26/22		85,000	85,060
	West 7.875% 1/15/19		25,000	25,875
	Windstream
	7.875% 11/1/17		10,000	11,225
	8.125% 8/1/13		19,000	20,045
				3,744,994
Transportation – 0.41%
	Air Medical Group Holdings
	9.25% 11/1/18		55,000	60,225
#	Brambles USA 144A
	3.95% 4/1/15		160,000	167,822
#	ERAC USA Finance 144A
	5.25% 10/1/20		160,000	182,225
#	Penske Truck Leasing 144A
	3.75% 5/11/17		200,000	205,387
				615,659

(continues)        93

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities – 2.49%
	AES 8.00% 6/1/20	USD	31,000	$36,193
	Ameren Illinois 9.75% 11/15/18		200,000	280,555
#	American Transmission Systems
	144A 5.25% 1/15/22		155,000	180,176
#	Calpine 144A 7.875% 7/31/20		40,000	43,900
	CenterPoint Energy
	5.95% 2/1/17		105,000	123,123
	CMS Energy
	4.25% 9/30/15		215,000	228,717
	6.25% 2/1/20		80,000	92,901
	ComEd Financing III
	6.35% 3/15/33		90,000	91,350
	Commonwealth Edison
	3.80% 10/1/42		20,000	20,320
	GenOn Energy
	9.875% 10/15/20		50,000	55,750
	Great Plains Energy
	5.292% 6/15/22		320,000	359,464
•	Integrys Energy Group
	6.11% 12/1/66		105,000	110,351
	Ipalco Enterprises
	5.00% 5/1/18		55,000	57,888
	Jersey Central Power & Light
	5.625% 5/1/16		35,000	40,492
#	Korea Hydro & Nuclear Power
	144A 3.00% 9/19/22		220,000	218,918
	LG&E & KU Energy
	3.75% 11/15/20		110,000	114,596
	4.375% 10/1/21		130,000	142,795
•	NextEra Energy Capital Holdings
	6.35% 10/1/66		170,000	180,359
	6.65% 6/15/67		5,000	5,365
	NRG Energy
	7.625% 1/15/18		15,000	16,313
	7.875% 5/15/21		45,000	49,163
	Pennsylvania Electric
	5.20% 4/1/20		115,000	129,712
	PPL Capital Funding
	4.20% 6/15/22		35,000	37,379
	•6.70% 3/30/67		65,000	67,668
	Public Service Company
	of Oklahoma
	5.15% 12/1/19		330,000	384,367
	Puget Energy 6.00% 9/1/21		45,000	50,417
•	Puget Sound Energy
	6.974% 6/1/67		176,000	187,832
	SCANA 4.125% 2/1/22		100,000	102,829
	Sempra Energy 2.875% 10/1/22		130,000	131,843
•	Wisconsin Energy
	6.25% 5/15/67		200,000	213,214
				3,753,950
Total Corporate Bonds
	(cost $38,452,237)			41,240,567
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.091% 1/15/16		100,000	100,695
•	American Express Credit
	Account Master Trust
	Series 2010-1 B
	0.821% 11/16/15		100,000	100,177
#	Avis Budget Rental Car
	Funding AESOP
	Series 2011-2A A 144A
	2.37% 11/20/14		100,000	102,723
	Capital One Multi-Asset
	Execution Trust
	Series 2007-A7 A7
	5.75% 7/15/20		150,000	184,064
	CenterPoint Energy
	Transition Bond
	Series 2012-1 A2
	2.161% 10/15/21		100,000	104,913
	GE Capital Credit Card
	Master Note Trust
	Series 2012-6 A
	1.36% 8/17/20		100,000	100,879
#	Golden Credit Card Trust 144A
	Series 2012-2A A1
	1.77% 1/15/19		100,000	103,039
	Series 2012-5A A
	0.79% 9/15/17		100,000	100,070
#	Sonic Capital
	Series 2011-1A A2 144A
	5.438% 5/20/41		43,200	48,137
•#	Trafigura Securitisation Finance
	Series 2012-1A A 144A
	2.621% 10/15/15		70,000	71,083
	World Financial Network
	Credit Card Master Trust
	Series 2012-B A
	1.76% 5/17/21		50,000	50,309
Total Non-Agency Asset-Backed
	Securities (cost $1,034,569)			1,066,089

Non-Agency Collateralized Mortgage Obligations – 0.10%
	Bank of America Alternative
	Loan Trust
	Series 2005-3 2A1
	5.50% 4/25/20		4,315	4,555
	Series 2005-6 7A1
	5.50% 7/25/20		2,751	2,865
•	ChaseFlex Trust
	Series 2006-1 A4
	5.777% 6/25/36		100,000	80,601
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		7,514	7,744

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed
Securities Trust
Series 2006-2 3A1
5.75% 3/25/36	USD	32,965	$32,980
•Series 2006-AR5 2A1
2.615% 4/25/36		18,055	15,844
Total Non-Agency Collateralized
Mortgage Obligations
(cost $102,555)			144,589

ΔRegional Bonds – 1.27%
Australia – 0.91%
New South Wales Treasury
6.00% 4/1/19	AUD	292,000	350,507
6.00% 3/1/22	AUD	175,000	215,143
Queensland Treasury
6.25% 6/14/19	AUD	402,000	487,623
Treasury Corporation of Victoria
6.00% 10/17/22	AUD	257,000	318,430
			1,371,703
Canada – 0.36%
Province of Manitoba
2.10% 9/6/22	USD	140,000	140,851
Province of Ontario
3.15% 6/2/22	CAD	287,000	303,712
Province of Quebec
4.25% 12/1/21	CAD	86,000	98,392
			542,955
Total Regional Bonds
(cost $1,812,583)			1,914,658

«Senior Secured Loans – 3.25%
Allied Security Holdings
Tranche 2L 8.50% 1/21/18	USD	35,000	34,978
Bausch & Lomb Tranche B
4.75% 4/17/19		89,775	90,916
BNY ConvergEx Group
8.75% 12/16/17		45,787	42,668
(EZE Castle Software)
8.75% 11/29/17		19,213	17,904
Brock Holdings III
10.00% 2/15/18		30,000	30,300
Tranche B 6.00% 2/15/17		28,668	28,820
Burlington Coat Factory
5.75% 5/1/17		259,676	262,962
Caesars Entertainment
Operating Tranche B6
5.494% 1/28/18		323,000	294,335
@ Cequel Communications
Holdings 9.00% 7/24/13		60,000	60,300
Chrysler Group 6.00% 5/24/17		263,499	269,411
Clear Channel Communications
Tranche A 3.639% 7/30/14		248,450	234,413
DaVita Tranche B
4.50% 10/20/16		69,646	70,027
Delos Aircraft 4.75% 3/17/16		290,000	293,988
Delta Air Lines Tranche B
5.50% 4/20/17		79,174	79,767
Emdeon Tranche B
5.00% 11/2/18		79,401	80,046
First Data 5.00% 3/24/17		389,556	385,124
GenOn Energy Tranche B
6.00% 12/3/17		63,860	64,472
@ Getty Images 8.50% 9/19/13		40,000	40,000
@ Hertz 6.375% 8/26/13		40,000	40,100
Houghton International Tranche B1
6.75% 1/11/16		30,832	31,140
IASIS Healthcare Tranche B
5.00% 5/3/18		89,545	89,895
Immucor 5.75% 8/9/19		298,326	302,551
Intelsat Jackson Holdings
Tranche B 5.25% 4/2/18		109,722	110,123
Lawson Software Tranche B
6.25% 3/16/18		284,288	286,491
Level 3 Financing
4.75% 8/1/19		125,000	125,000
Tranche B2 5.75% 9/1/18		125,000	125,338
Lord & Taylor 5.75% 12/2/18		13,225	13,349
Multiplan 4.75% 8/26/17		39,842	40,060
Nuveen Investments
5.863% 5/13/17		111,190	110,565
8.25% 3/1/19		110,000	111,169
OSI Restaurant Partners
2.563% 6/14/14		121,429	120,982
2.593% 6/14/13		12,088	12,043
PQ 6.74% 7/30/15		65,000	62,238
Protection One 5.75% 3/31/19		79,600	80,695
Remy International Tranche B
6.25% 12/16/16		62,341	62,653
Sensus USA 2nd Lien
8.50% 4/13/18		85,000	85,000
@ Silver II Acquisition
8.00% 9/25/20		120,000	120,000
Toys R US Tranche B
6.00% 9/1/16		93,930	93,872
@ TPC Group 8.25% 8/27/13		140,000	140,000
Univision Communications
4.489% 10/19/16		186,513	184,648
Visant 5.25% 12/22/16		66,156	63,875
Zayo Group Tranche B
7.125% 7/2/19		104,738	105,960
Total Senior Secured Loans
(cost $4,789,828)			4,898,178

(continues)        95

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

	Principal		Value
	Amount°		(U.S. $)
ΔSovereign Bonds – 4.91%
Brazil – 0.33%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/17	BRL	429,000	$218,780
Federal Republic of Brazil
5.625% 1/7/41	USD	124,000	159,340
8.875% 10/14/19		80,000	116,200
			494,320
Chile – 0.11%
Chile Government
International
5.50% 8/5/20	CLP	76,000,000	170,473
			170,473
Colombia – 0.23%
Colombia Government
International
4.375% 3/21/23	COP	381,000,000	209,032
6.125% 1/18/41	USD	100,000	136,000
			345,032
Finland – 0.09%
Finland Government
4.00% 7/4/25	EUR	84,000	131,401
			131,401
Indonesia – 0.44%
Indonesia Treasury Bonds
7.00% 5/15/22	IDR	3,188,000,000	358,233
7.00% 5/15/27	IDR	1,626,000,000	180,385
11.00% 11/15/20	IDR	901,000,000	124,812
			663,430
Malaysia – 0.04%
Malaysia Government
4.262% 9/15/16	MYR	159,000	53,988
			53,988
Mexico – 0.40%
Mexican Bonos
6.00% 6/18/15	MXN	2,166,000	174,217
6.50% 6/10/21	MXN	708,000	60,177
6.50% 6/9/22	MXN	727,000	61,701
8.00% 12/17/15	MXN	1,819,000	154,483
8.50% 5/31/29	MXN	733,100	71,533
Mexico Government
International
4.75% 3/8/44	USD	70,000	78,050
			600,161
Norway – 0.86%
Norwegian Government
3.75% 5/25/21	NOK	760,000	152,011
4.25% 5/19/17	NOK	580,000	114,000
4.50% 5/22/19	NOK	2,525,000	517,640
5.00% 5/15/15	NOK	2,674,000	510,614
			1,294,265
Panama – 0.13%
Republic of Panama
6.70% 1/26/36	USD	35,000	49,350
7.25% 3/15/15		48,000	55,080
8.875% 9/30/27		57,000	92,768
			197,198
Peru – 0.21%
Republic of Peru
5.625% 11/18/50		40,000	52,300
7.125% 3/30/19		197,000	262,010
			314,310
Philippines – 0.11%
Republic of Philippines
6.50% 1/20/20		100,000	128,125
9.50% 10/21/24		25,000	40,625
			168,750
Poland – 0.28%
Poland Government
5.75% 10/25/21	PLN	1,246,000	419,605
			419,605
Republic of Korea – 0.06%
Korea Treasury Inflation
Linked 2.75% 6/10/20	KRW	87,590,341	92,359
			92,359
South Africa – 1.02%
South Africa Government
7.25% 1/15/20	ZAR	527,000	66,318
8.00% 12/21/18	ZAR	1,960,000	257,946
10.50% 12/21/26	ZAR	7,988,000	1,215,082
			1,539,346
Turkey – 0.08%
Turkey Government
9.00% 3/5/14	TRY	218,000	124,265
			124,265
United Kingdom – 0.44%
United Kingdom Gilt
4.00% 3/7/22	GBP	212,839	418,789
4.25% 12/7/27	GBP	64,000	130,459
4.50% 3/7/19	GBP	54,000	106,670
			655,918
Uruguay – 0.08%
Republic of Uruguay
8.00% 11/18/22	USD	87,000	126,933
			126,933
Total Sovereign Bonds
(cost $7,072,006)			7,391,754

	Principal		Value
	Amount°		(U.S. $)
Supranational Banks – 0.20%
Andina de Fomento
4.375% 6/15/22	USD	90,000	$98,056
International Bank for
Reconstruction &
Development
3.375% 4/30/15	NOK	720,000	130,976
3.625% 6/22/20	NOK	350,000	65,199
Total Supranational Banks
(cost $282,262)			294,231

U.S. Treasury Obligations – 5.10%
U.S. Treasury Bond
3.00% 5/15/42	USD	1,640,000	1,700,731
U.S. Treasury Notes
0.625% 8/31/17		635,000	635,496
0.625% 9/30/17		365,000	365,000
∞1.625% 8/15/22		4,995,000	4,990,319
Total U.S. Treasury Obligations
(cost $7,640,185)			7,691,546

	Number of
	Shares
Preferred Stock – 0.39%
Alabama Power 5.625%		2,475	64,325
BB&T 5.85%		2,200	57,288
• PNC Financial Services
Group 8.25%		25,000	26,074
• U.S. Bancorp 3.50%		400	348,025
Wells Fargo 5.20%		3,400	85,680
Total Preferred Stock
(cost $507,580)			581,392

Warrant – 0.01%
†Kinder Morgan		4,640	16,194
Total Warrant (cost $8,310)			16,194

	Number of
	Contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $100.00,
expires 11/16/12 (BAML)		459,000	1,853
Total Option Purchased
(cost $4,521)			1,853

	Principal
	Amount°
Short-Term Investments – 11.05%
≠Discount Notes – 2.74%
Federal Home Loan Bank
0.05% 10/26/12	USD	2,333,582	2,333,566
0.095% 11/28/12		1,792,563	1,792,506
			4,126,072
Repurchase Agreements – 4.37%
Bank of America 0.13%,
dated 9/28/12, to be
repurchased on 10/1/12,
repurchase price $5,224,494
(collateralized by U.S.
government obligations
0.625%-0.75%
12/15/13-6/30/17;
market value $5,328,927)		5,224,438	5,224,438
BNP Paribas 0.17%,
dated 9/28/12, to be
repurchased on 10/1/12,
repurchase price $1,365,813
(collateralized by U.S.
government obligations
0.875% 2/28/17;
market value $1,393,110)		1,365,793	1,365,793
			6,590,231
≠U.S. Treasury Obligations – 3.94%
U.S. Treasury Bills
0.042% 10/25/12		2,786,367	2,786,264
0.05% 11/15/12		1,812,059	1,811,902
0.10% 10/4/12		1,344,696	1,344,690
			5,942,856
Total Short-Term Investments
(cost $16,658,941)			16,659,159

Total Value of Securities – 105.47%
(cost $145,294,554)			158,961,240
Liabilities Net of Receivables
and Other Assets – (5.47%)			(8,241,080	)«
Net Assets Applicable to 14,736,791
Shares Outstanding – 100.00%			$150,720,160

(continues)       97

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

Net Asset Value – Delaware Foundation®
Conservative Allocation Fund Class A
($75,988,384 / 7,435,754 Shares)	$10.22
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class B
($503,218 / 48,863 Shares)	$10.30
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class C
($23,942,882 / 2,337,851 Shares)	$10.24
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Class R
($4,292,677 / 420,149 Shares)	$10.22
Net Asset Value – Delaware Foundation
Conservative Allocation Fund Institutional Class
($45,992,999 / 4,494,174 Shares)	$10.23

Components of Net Assets at September 30, 2012:
Shares of beneficial interest
(unlimited authorization – no par)	$137,083,923
Undistributed investment income	70,333
Accumulated net realized loss	(15,751)
Net unrealized appreciation of investments
and derivatives	13,581,655
Total net assets	$150,720,160

†	Non income producing security.
@	Illiquid security. At September 30, 2012, the aggregate value of illiquid securities was $400,400, which represented 0.27% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
X	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2012, the aggregate value of fair valued securities was $148,759, which represented 0.10% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2012, the aggregate value of Rule 144A securities was $12,163,027, which represented 8.07% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
°	Principal amount is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown or the rate as of September 30, 2012. Interest rates reset periodically.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2012.
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2012.
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at time of purchase.
«	Includes foreign currency valued at $294,393 with a cost of $291,220, $230,000 restricted cash for open swap contracts and $15,183,392 for payable for securities purchased and $4,969,046 for receivable for securities sold as of September 30, 2012.

Net Asset Value and Offering Price Per Share –
Delaware Foundation® Conservative Allocation Fund
Net asset value Class A (A)	$10.22
Sales charge (5.75% of offering price) (B)	0.62
Offering price	$10.84

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2012:[1]

Foreign Currency Exchange Contracts
						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(462,529)	USD	480,688	11/6/12	$2,531
BAML	BRL	168,261	USD	(82,420)	11/6/12	152
BAML	COP	197,021,000	USD	(109,304)	11/6/12	(451)
BAML	EUR	(599,759)	USD	771,788	11/6/12	759
BAML	HUF	(214,494,800)	USD	962,205	11/6/12	931
BAML	JPY	(8,608,540)	USD	110,813	11/6/12	433
BAML	MXN	(3,486,007)	USD	270,367	11/6/12	693
BAML	NOK	(912,575)	USD	158,941	11/6/12	(109)
BAML	PHP	5,826,940	USD	(139,735)	11/6/12	(40)
BAML	TRY	409,929	USD	(228,144)	11/6/12	(1,317)
BAML	ZAR	(2,227,851)	USD	271,054	11/6/12	4,858
CITI	CLP	85,716,000	USD	(181,563)	11/6/12	(397)
CITI	EUR	(107,401)	USD	138,206	11/6/12	135
CITI	IDR	2,173,615,000	USD	(225,572)	11/6/12	365
CITI	JPY	8,029,728	USD	(103,428)	11/6/12	(469)
CITI	RUB	11,292,180	USD	(360,946)	11/6/12	(1,361)
GSC	BRL	864,186	USD	(423,413)	11/6/12	676
GSC	GBP	(63,167)	USD	102,411	11/6/12	415
GSC	NOK	(276,800)	USD	48,199	11/6/12	(44)
HSBC	AUD	(377,393)	USD	392,947	11/6/12	2,801
HSBC	CAD	265,958	USD	(270,880)	11/6/12	(599)
HSBC	EUR	(38,447)	USD	49,515	11/6/12	89
HSBC	GBP	(141,153)	USD	228,891	11/6/12	970
HSBC	JPY	26,073,411	USD	(336,006)	11/6/12	(1,686)
HSBC	PHP	5,826,940	USD	(139,317)	11/6/12	378
HSBC	RUB	5,484,600	USD	(175,831)	11/6/12	(1,181)
HSBC	TRY	127,120	USD	(70,724)	11/6/12	(384)
JPMC	AUD	(91,111)	USD	94,665	11/6/12	475
JPMC	BRL	461,500	USD	(226,148)	11/6/12	328
JPMC	CAD	(93,940)	USD	95,438	11/6/12	(29)
JPMC	CLP	84,996,000	USD	(179,791)	11/6/12	(146)
JPMC	EUR	69,525	USD	(89,374)	11/6/12	5
JPMC	GBP	(82,591)	USD	133,699	11/6/12	338
JPMC	NOK	(1,813,584)	USD	315,939	11/6/12	(146)
MNB	GBP	(851)	USD	1,372	10/1/12	(2)
MNB	GBP	(13,994)	USD	22,634	10/2/12	35
MNB	GBP	(36,014)	USD	58,054	10/3/12	(104)
MNB	JPY	10,666,886	USD	(137,460)	10/3/12	(725)
MNB	TWD	(3,571,706)	USD	121,425	10/1/12	(340)
MSC	BRL	453,437	USD	(222,186)	11/6/12	333
MSC	EUR	(334,686)	USD	430,408	11/6/12	148
MSC	GBP	(71,866)	USD	116,469	11/6/12	426
MSC	JPY	56,530	USD	(728)	11/6/12	(3)
MSC	NOK	(1,384,025)	USD	241,065	11/6/12	(153)
MSC	PHP	5,824,700	USD	(139,310)	11/6/12	331
MSC	RUB	15,529,620	USD	(496,519)	11/6/12	(1,999)
						$6,920

Futures Contracts
					Unrealized
		Notional Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(7)	Euro-O.A.T.	$(1,211,208)	$(1,204,927)	12/7/12	$6,281
10	Long Gilt	1,909,798	1,947,892	1/1/13	38,094
(23)	U.S. Long Bond	(3,375,227)	(3,435,625)	1/1/13	(60,398)
42	U.S. Treasury
	5 yr Notes	5,219,648	5,234,578	1/5/13	14,930
39	U.S. Treasury
	10 yr Notes	5,170,291	5,205,891	12/20/12	35,600
		$7,713,302			$34,507

Swap Contracts
CDS Contracts

				Annual		Unrealized
	Swap Referenced	Notional		Protection	Termination	Appreciation
Counterparty	Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.18	USD	143,550	5.00%	6/20/17	$(1,524)
	ITRAXX Europe
	Crossover 18.1
BAML	5 yr CDS	EUR	745,000	5.00%	12/20/17	(2,954)
	Kingdom of Spain
BAML	5 yr CDS	USD	189,000	1.00%	12/20/15	418
	Republic of France
BAML	5 yr CDS		213,000	0.25%	9/20/17	(7,062)
	ITRAXX Europe
	Crossover 18.1
BCLY	5 yr CDS	EUR	1,130,000	5.00%	12/20/17	(3,062)
	Kingdom of Belgium
BCLY	5 yr CDS	USD	136,000	1.00%	6/20/17	(9,462)
	Republic of France
BCLY	5 yr CDS		266,000	0.25%	9/20/16	(10,565)
BCLY	5 yr CDS		266,000	0.25%	6/20/17	(10,995)
	Russian Federation
BCLY	5 yr CDS		134,000	1.00%	9/20/17	(4,144)
	Republic of France
GSC	5 yr CDS		114,000	0.25%	9/20/16	(4,349)
JPMC	CDX. NA.HY.18		163,350	5.00%	12/20/17	(1,836)
	ITRAXX Europe
	Crossover 18.1
JPMC	5 yr CDS	EUR	790,000	5.00%	12/20/17	12,518
	Kingdom of Spain
JPMC	5 yr CDS	USD	143,000	1.00%	3/20/17	916
JPMC	5 yr CDS		186,000	1.00%	9/20/17	(6,654)
	Republic of France
JPMC	5 yr CDS		190,000	0.25%	9/20/16	(7,506)
JPMC	5 yr CDS		181,000	0.25%	6/20/17	(8,738)
JPMC	5 yr CDS		185,000	0.25%	9/20/17	(6,212)
MSC	CDX. NA.HY.18		138,600	5.00%	6/20/17	(1,471)
	Kingdom of Belgium
MSC	5 yr CDS		374,000	1.00%	12/20/16	(30,767)
MSC	5 yr CDS		119,000	1.00%	3/20/17	(10,662)

(continues)       99

Statements of net assets

Delaware Foundation® Conservative Allocation Fund

Swap Contracts (continued)
CDS Contracts (continued)
			Annual		Unrealized
	Swap Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Kingdom of Spain
MSC	5 yr CDS	286,000	1.00%	6/20/16	8,985
MSC	5 yr CDS	270,000	1.00%	3/20/17	1,478
MSC	5 yr CDS	130,000	1.00%	6/20/17	(4,577)
	Republic of France
MSC	5 yr CDS	228,000	0.25%	12/20/16	(9,690)
					$(117,915)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
COP — Colombian Peso
CVA — Dutch Certificate
EUR — European Monetary Unit
GBP — British Pound Sterling
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
HSBC — Hong Kong Shanghai Bank
HUF — Hungarian Forint
HY — High Yield
IDR — Indonesia Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
MYR — Malaysian Ringgit
NCUA — National Credit Union Administration
NOK — Norwegian Krone
NVDR — Non-Voting Depositary Receipt
NZD — New Zealand Dollar
O.A.T. — Obligations Assimilables du Tresor
PHP — Philippine Peso
PIK — Pay-in-kind
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RUB — Russian Ruble
SDR — Special Drawing Right
S.F. — Single Family
TBA — To be announced
TRY — Turkish Lira
TWD — Taiwan Dollar
UBS — Union Bank of Switzerland
USD — United States Dollar
yr — year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Foundation Funds®
Year Ended September 30, 2012

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Interest	$186	$871,601	$6,408,241	$3,161,130
Dividends	38,303	1,745,793	5,240,599	1,273,672
Securities lending income	90	—	—	—
Foreign tax withheld	(1,629)	(76,818)	(226,514)	(53,033)
	36,950	2,540,576	11,422,326	4,381,769

Expenses:
Management fees	10,853	631,349	2,501,268	895,471
Distribution expenses – Class A	1,095	126,618	589,613	215,512
Distribution expenses – Class B	—	22,404	26,636	6,049
Distribution expenses – Class C	273	64,153	166,945	209,355
Distribution expenses – Class R	38	68,015	128,222	20,954
Dividend disbursing and transfer agent fees and expenses	1,826	238,890	650,580	298,958
Custodian fees	47,700	110,998	130,927	115,434
Registration fees	51,314	62,349	67,966	67,283
Accounting and administration expenses	653	38,014	150,603	53,550
Pricing fees	10,889	29,187	34,545	31,702
Audit and tax	13,925	27,634	34,139	30,409
Reports and statements to shareholders	4,096	20,723	75,449	28,024
Legal fees	175	14,005	55,947	19,236
Dues and services	8,582	9,526	10,354	9,591
Trustees’ fees	80	4,623	18,303	6,499
Insurance fees	10	1,723	5,513	2,297
Consulting fees	5	871	3,085	1,793
Trustees’ expenses	—	261	1,079	366
	151,514	1,471,343	4,651,174	2,012,483
Less fees waived	(134,440)	(316,623)	(278,714)	(349,361)
Less waived distribution expenses – Class A	(182)	(21,103)	(94,398)	(35,919)
Less waived distribution expenses – Class B	—	(16,803)	—	(4,537)
Less waived distribution expenses – Class R	(7)	(11,336)	(21,370)	(3,492)
Less expense paid indirectly	(2)	(83)	(306)	(80)
Total operating expenses	16,883	1,105,395	4,256,386	1,619,094
Net Investment Income	20,067	1,435,181	7,165,940	2,762,675

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(18,874)	$92,808	$2,348,218	$1,556,567
Foreign currencies	(461)	(16,317)	(146,337)	(19,470)
Foreign currency exchange contracts	(1,016)	(173,097)	(983,664)	(400,976)
Futures contracts	—	50,846	556,927	221,574
Options written	—	5,657	108,616	47,467
Swap contracts	—	(226,663)	(1,618,653)	(821,597)
Net realized gain (loss)	(20,351)	(266,766)	265,107	583,565

Net change in unrealized appreciation (depreciation) of:
Investments	319,591	15,240,913	50,637,024	14,039,055
Foreign currencies	1,132	38,855	199,730	38,722
Foreign currency exchange contracts	(48)	(21,976)	(160,328)	(78,657)
Futures contracts	—	(74,132)	(578,405)	(266,155)
Options purchased	—	(692)	—	—
Swap contracts	—	(78,068)	(564,041)	(278,736)
Net change in unrealized appreciation (depreciation)	320,675	15,104,900	49,533,980	13,454,229
Net Realized and Unrealized Gain	300,324	14,838,134	49,799,087	14,037,794

Net Increase in Net Assets Resulting from Operations	$320,391	$16,273,315	$56,965,027	$16,800,469

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Foundation Funds®

	Delaware Foundation®		Delaware Foundation
	Equity Fund		Growth Allocation Fund
	Year Ended		Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,067	$21,411	$1,435,181	$1,481,599
Net realized gain (loss)	(20,351)	37,781	(266,766)	2,771,724
Net change in unrealized appreciation (depreciation)	320,675	(173,330)	15,104,900	(7,611,064)
Net increase (decrease) in net assets resulting from operations	320,391	(114,138)	16,273,315	(3,357,741)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,962)	(1,878)	(627,505)	(593,892)
Class B	—	—	(37,281)	(29,061)
Class C	(34)	(21)	(50,095)	(60,894)
Class R	(39)	(48)	(127,290)	(113,903)
Institutional Class	(14,688)	(14,835)	(581,170)	(538,214)

Net realized gain:
Class A	(9,883)	(5,046)	(1,062,601)	—
Class B			(63,226)	—
Class C	(716)	(171)	(165,444)	—
Class R	(182)	(163)	(257,660)	—
Institutional Class	(37,934)	(32,007)	(843,202)	—
	(66,438)	(54,169)	(3,815,474)	(1,335,964)

Capital Share Transactions:
Proceeds from shares sold:
Class A	152,996	346,502	5,480,370	11,016,361
Class B	—	—	48,440	82,569
Class C	13,836	26,397	968,145	1,899,357
Class R	—	—	4,336,847	4,305,307
Institutional Class	62,314	257,513	8,751,205	8,078,941

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,614	5,835	1,653,756	571,064
Class B	—	—	98,537	28,477
Class C	750	191	211,259	59,182
Class R	222	210	383,238	113,319
Institutional Class	52,621	46,842	1,420,887	537,583
	294,353	683,490	23,352,684	26,692,160

	Delaware Foundation®		Delaware Foundation
	Equity Fund		Growth Allocation Fund
	Year Ended		Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(104,771)	$(143,190)	$(8,247,255)	$(8,092,818)
Class B	—	—	(1,152,862)	(889,134)
Class C	(212)	(9,456)	(1,481,953)	(2,441,727)
Class R	—	—	(4,070,718)	(1,883,064)
Institutional Class	(150,925)	(155,714)	(7,954,628)	(5,837,769)
	(255,908)	(308,360)	(22,907,416)	(19,144,512)
Increase in net assets derived from capital share transactions	38,445	375,130	445,268	7,547,648
Net Increase in Net Assets	292,398	206,823	12,903,109	2,853,943

Net Assets:
Beginning of year	1,474,823	1,268,000	87,612,214	84,758,271
End of year	$1,767,221	$1,474,823	$100,515,323	$87,612,214

Undistributed net investment income	$13,663	$12,544	$947,365	$1,099,382

See accompanying notes, which are an integral part of the financial statements.

(continues)       105

Statements of changes in net assets

Delaware Foundation Funds®

	Delaware Foundation®		Delaware Foundation
	Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,165,940	$6,783,350	$2,762,675	$2,753,668
Net realized gain	265,107	16,080,106	583,565	3,135,885
Net change in unrealized appreciation (depreciation)	49,533,980	(32,651,376)	13,454,229	(6,541,963)
Net increase (decrease) in net assets resulting from operations	56,965,027	(9,787,920)	16,800,472	(652,410)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,955,488)	(3,868,384)	(1,346,822)	(1,528,834)
Class B	(28,885)	(39,185)	(10,789)	(20,387)
Class C	(187,185)	(163,342)	(238,417)	(233,833)
Class R	(342,115)	(225,762)	(55,987)	(47,853)
Institutional Class	(2,796,857)	(1,685,531)	(865,412)	(803,726)

Net realized gain:
Class A	—	—	(1,855,590)	(1,735,268)
Class B	—	—	(16,086)	(26,029)
Class C	—	—	(485,359)	(371,858)
Class R	—	—	(74,412)	(54,947)
Institutional Class	—	—	(891,838)	(861,642)
	(7,310,530)	(5,982,204)	(5,840,712)	(5,684,377)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,386,380	28,163,456	16,938,234	23,653,820
Class B	85,960	305,193	118,980	245,405
Class C	5,014,158	6,709,516	9,115,621	11,356,442
Class R	6,600,397	14,890,335	2,228,845	2,047,689
Institutional Class	31,852,921	66,208,993	22,447,935	15,608,367

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,343,625	3,174,676	3,116,378	3,100,597
Class B	28,230	36,728	25,056	30,493
Class C	168,601	152,143	654,600	536,181
Class R	342,115	225,754	130,339	102,800
Institutional Class	2,169,848	1,649,802	1,708,323	1,591,588
	65,992,235	121,516,596	56,484,311	58,273,382

	Delaware Foundation®		Delaware Foundation
	Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(30,605,695)	$(28,042,077)	$(15,978,814)	$(12,651,032)
Class B	(1,381,747)	(1,398,761)	(256,977)	(614,399)
Class C	(4,565,738)	(4,512,322)	(4,635,577)	(4,319,025)
Class R	(5,375,995)	(2,464,813)	(1,571,304)	(331,265)
Institutional Class	(21,231,982)	(13,275,105)	(15,032,101)	(12,287,920)
	(63,161,157)	(49,693,078)	(37,474,773)	(30,203,641)
Increase in net assets derived from capital share transactions	2,831,078	71,823,518	19,009,538	28,069,741
Net Increase in Net Assets	52,485,575	56,053,394	29,969,295	21,732,954

Net Assets:
Beginning of year	346,557,401	290,504,007	120,750,865	99,017,911
End of year	$399,042,976	$346,557,401	$150,720,160	$120,750,865

Undistributed (distributions in excess of) net investment income	$(225,469)	$943,218	$70,333	$283,878

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Foundation® Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

				8/31/09[1]
	Year Ended			to
	9/30/12	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$8.850	$9.760	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.100	0.115	0.093	0.008
Net realized and unrealized gain (loss)	1.796	(0.649)	0.839	0.372
Total from investment operations	1.896	(0.534)	0.932	0.380

Less dividends and distributions from:
Net investment income	(0.089)	(0.102)	(0.009)	—
Net realized gain	(0.297)	(0.274)	(0.043)	—
Total dividends and distributions	(0.386)	(0.376)	(0.052)	—

Net asset value, end of period	$10.360	$8.850	$9.760	$8.880

Total return[3]	21.94%	(5.99% )	10.53%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$397	$287	$116	$5
Ratio of expenses to average net assets	1.19%	1.18%	1.16%	1.16%
Ratio of expenses to average net assets
prior to fees waived	9.29%	10.09%	19.15%	31.53%
Ratio of net investment income to average net assets	1.02%	1.10%	1.01%	1.11%
Ratio of net investment loss to average net assets
prior to fees waived	(7.08% )	(7.81% )	(16.98% )	(29.26% )
Portfolio turnover	47%	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

				8/31/09[1]
	Year Ended			to
	9/30/12	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$8.790	$9.690	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.026	0.038	0.024	0.003
Net realized and unrealized gain (loss)	1.775	(0.631)	0.829	0.377
Total from investment operations	1.801	(0.593)	0.853	0.380

Less dividends and distributions from:
Net investment income	(0.014)	(0.033)	— [3]	—
Net realized gain	(0.297)	(0.274)	(0.043)	—
Total dividends and distributions	(0.311)	(0.307)	(0.043)	—

Net asset value, end of period	$10.280	$8.790	$9.690	$8.880

Total return[4]	20.88%	(6.56% )	9.63%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38	$20	$6	$6
Ratio of expenses to average net assets	1.94%	1.93%	1.91%	1.91%
Ratio of expenses to average net assets
prior to fees waived	9.99%	10.79%	19.85%	32.23%
Ratio of net investment income to average net assets	0.27%	0.35%	0.26%	0.36%
Ratio of net investment loss to average net assets
prior to fees waived	(7.78% )	(8.51% )	(17.68% )	(29.96% )
Portfolio turnover	47%	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 For the year ended September 30, 2010, net investment income on investment distributions of $2 was made by the Fund, which calculated to de minimus amount of 0.000 per share.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       109

Financial highlights

Delaware Foundation® Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

				8/31/09[1]
	Year Ended			to
	9/30/12	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$8.830	$9.740	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.075	0.088	0.070	0.006
Net realized and unrealized gain (loss)	1.796	(0.644)	0.836	0.374
Total from investment operations	1.871	(0.556)	0.906	0.380

Less dividends and distributions from:
Net investment income	(0.064)	(0.080)	(0.003)	—
Net realized gain	(0.297)	(0.274)	(0.043)	—
Total dividends and distributions	(0.361)	(0.354)	(0.046)	—

Net asset value, end of period	$10.340	$8.830	$9.740	$8.880

Total return[3]	21.67%	(6.21% )	10.23%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7	$5	$6	$5
Ratio of expenses to average net assets	1.44%	1.43%	1.41%	1.41%
Ratio of expenses to average net assets
prior to fees waived	9.59%	10.39%	19.45%	31.83%
Ratio of net investment income to average net assets	0.77%	0.85%	0.76%	0.86%
Ratio of net investment loss to average net assets
prior to fees waived	(7.38% )	(8.11% )	(17.28% )	(29.56% )
Portfolio turnover	47%	69%	42%	109%
1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

				8/31/09[1]
	Year Ended			to
	9/30/12	9/30/11	9/30/10	9/30/09
Net asset value, beginning of period	$8.870	$9.780	$8.880	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.125	0.141	0.116	0.010
Net realized and unrealized gain (loss)	1.797	(0.650)	0.845	0.370
Total from investment operations	1.922	(0.509)	0.961	0.380

Less dividends and distributions from:
Net investment income	(0.115)	(0.127)	(0.018)	—
Net realized gain	(0.297)	(0.274)	(0.043)	—
Total dividends and distributions	(0.412)	(0.401)	(0.061)	—

Net asset value, end of period	$10.380	$8.870	$9.780	$8.880

Total return[3]	22.23%	(5.66% )	10.75%	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,325	$1,163	$1,140	$1,030
Ratio of expenses to average net assets	0.94%	0.93%	0.91%	0.91%
Ratio of expenses to average net assets
prior to fees waived	8.99%	9.79%	18.85%	31.23%
Ratio of net investment income to average net assets	1.27%	1.35%	1.26%	1.36%
Ratio of net investment loss to average net assets
prior to fees waived	(6.78% )	(7.51% )	(16.68% )	(28.96% )
Portfolio turnover	47%	69%	42%	109%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       111

Financial highlights

Delaware Foundation® Growth Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$8.970	$9.390	$8.670	$8.340	$11.350

Income (loss) from investment operations:
Net investment income[2]	0.143	0.158	0.158	0.191	0.103
Net realized and unrealized gain (loss)	1.506	(0.426)	0.745	0.385	(2.519)
Total from investment operations	1.649	(0.268)	0.903	0.576	(2.416)

Less dividends and distributions from:
Net investment income	(0.148)	(0.152)	(0.183)	—	(0.267)
Net realized gain	(0.251)	—	—	(0.246)	(0.327)
Total dividends and distributions	(0.399)	(0.152)	(0.183)	(0.246)	(0.594)

Net asset value, end of period	$10.220	$8.970	$9.390	$8.670	$8.340

Total return[3]	18.87%	(3.00% )	10.53%	7.85%	(22.51% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,992	$38,595	$37,248	$30,085	$27,329
Ratio of expenses to average net assets	1.15%	1.15%	1.12%	1.11%	0.81%
Ratio of expenses to average net assets
prior to fees waived	1.53%	1.54%	1.66%	1.79%	1.12%
Ratio of net investment income to average net assets	1.47%	1.58%	1.77%	2.65%	1.04%
Ratio of net investment income to average net assets
prior to fees waived	1.09%	1.19%	1.23%	1.97%	0.73%
Portfolio turnover	109%	110%	98%	94%	108%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$8.800	$9.170	$8.480	$8.230	$11.200

Income (loss) from investment operations:
Net investment income[2]	0.140	0.135	0.089	0.138	0.029
Net realized and unrealized gain (loss)	1.479	(0.419)	0.728	0.358	(2.487)
Total from investment operations	1.619	(0.284)	0.817	0.496	(2.458)

Less dividends and distributions from:
Net investment income	(0.148)	(0.086)	(0.127)	—	(0.185)
Net realized gain	(0.251)	—	—	(0.246)	(0.327)
Total dividends and distributions	(0.399)	(0.086)	(0.127)	(0.246)	(0.512)

Net asset value, end of period	$10.020	$8.800	$9.170	$8.480	$8.230

Total return[3]	18.89%	(3.18% )	9.71%	7.09%	(23.14% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,743	$2,437	$3,274	$3,797	$4,573
Ratio of expenses to average net assets	1.15%	1.35%	1.87%	1.86%	1.56%
Ratio of expenses to average net assets
prior to fees waived	2.23%	2.24%	2.36%	2.49%	1.82%
Ratio of net investment income to average net assets	1.47%	1.38%	1.02%	1.90%	0.29%
Ratio of net investment income to average net assets
prior to fees waived	0.39%	0.49%	0.53%	1.27%	0.03%
Portfolio turnover	109%	110%	98%	94%	108%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       113

Financial highlights

Delaware Foundation® Growth Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$8.760	$9.180	$8.490	$8.240	$11.210

Income (loss) from investment operations:
Net investment income[2]	0.068	0.081	0.089	0.138	0.029
Net realized and unrealized gain (loss)	1.479	(0.415)	0.728	0.358	(2.487)
Total from investment operations	1.547	(0.334)	0.817	0.496	(2.458)

Less dividends and distributions from:
Net investment income	(0.076)	(0.086)	(0.127)	—	(0.185)
Net realized gain	(0.251)	—	—	(0.246)	(0.327)
Total dividends and distributions	(0.327)	(0.086)	(0.127)	(0.246)	(0.512)

Net asset value, end of period	$9.980	$8.760	$9.180	$8.490	$8.240

Total return[3]	18.04%	(3.73% )	9.70%	7.08%	(23.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,570	$6,043	$6,789	$5,078	$4,728
Ratio of expenses to average net assets	1.90%	1.90%	1.87%	1.86%	1.56%
Ratio of expenses to average net assets
prior to fees waived	2.23%	2.24%	2.36%	2.49%	1.82%
Ratio of net investment income to average net assets	0.72%	0.83%	1.02%	1.90%	0.29%
Ratio of net investment income to average net assets
prior to fees waived	0.39%	0.49%	0.53%	1.27%	0.03%
Portfolio turnover	109%	110%	98%	94%	108%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Growth Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$8.910	$9.330	$8.610	$8.310	$11.310

Income (loss) from investment operations:
Net investment income[1]	0.118	0.132	0.136	0.173	0.078
Net realized and unrealized gain (loss)	1.497	(0.424)	0.747	0.373	(2.512)
Total from investment operations	1.615	(0.292)	0.883	0.546	(2.434)

Less dividends and distributions from:
Net investment income	(0.124)	(0.128)	(0.163)	—	(0.239)
Net realized gain	(0.251)	—	—	(0.246)	(0.327)
Total dividends and distributions	(0.375)	(0.128)	(0.163)	(0.246)	(0.566)

Net asset value, end of period	$10.150	$8.910	$9.330	$8.610	$8.310

Total return[2]	18.58%	(3.25% )	10.36%	7.50%	(22.70% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,156	$10,085	$8,136	$1,934	$1,638
Ratio of expenses to average net assets	1.40%	1.40%	1.37%	1.36%	1.06%
Ratio of expenses to average net assets
prior to fees waived	1.83%	1.84%	1.96%	2.09%	1.42%
Ratio of net investment income to average net assets	1.22%	1.33%	1.52%	2.40%	0.79%
Ratio of net investment income to average net assets
prior to fees waived	0.79%	0.89%	0.93%	1.67%	0.43%
Portfolio turnover	109%	110%	98%	94%	108%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       115

Financial highlights

Delaware Foundation® Growth Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.020	$9.440	$8.710	$8.360	$11.380

Income (loss) from investment operations:
Net investment income[2]	0.168	0.184	0.181	0.209	0.128
Net realized and unrealized gain (loss)	1.516	(0.429)	0.751	0.387	(2.527)
Total from investment operations	1.684	(0.245)	0.932	0.596	(2.399)

Less dividends and distributions from:
Net investment income	(0.173)	(0.175)	(0.202)	—	(0.294)
Net realized gain	(0.251)	—	—	(0.246)	(0.327)
Total dividends and distributions	(0.424)	(0.175)	(0.202)	(0.246)	(0.621)

Net asset value, end of period	$10.280	$9.020	$9.440	$8.710	$8.360

Total return[3]	19.19%	(2.76% )	10.84%	8.07%	(22.34% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,054	$30,452	$29,311	$12,291	$281
Ratio of expenses to average net assets	0.90%	0.90%	0.87%	0.86%	0.56%
Ratio of expenses to average net assets
prior to fees waived	1.23%	1.24%	1.36%	1.49%	0.82%
Ratio of net investment income to average net assets	1.72%	1.83%	2.02%	2.90%	1.29%
Ratio of net investment income to average net assets
prior to fees waived	1.39%	1.49%	1.53%	2.27%	1.03%
Portfolio turnover	109%	110%	98%	94%	108%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$10.080	$10.410	$9.740	$8.950	$11.170

Income (loss) from investment operations:
Net investment income[2]	0.202	0.225	0.249	0.271	0.171
Net realized and unrealized gain (loss)	1.444	(0.355)	0.817	0.708	(1.908)
Total from investment operations	1.646	(0.130)	1.066	0.979	(1.737)

Less dividends and distributions from:
Net investment income	(0.206)	(0.200)	(0.396)	(0.120)	(0.281)
Net realized gain	—	—	—	(0.069)	(0.202)
Total dividends and distributions	(0.206)	(0.200)	(0.396)	(0.189)	(0.483)

Net asset value, end of period	$11.520	$10.080	$10.410	$9.740	$8.950

Total return[3]	16.46%	(1.39% )	11.06%	11.57%	(16.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$214,553	$197,639	$201,006	$195,233	$35,453
Ratio of expenses to average net assets	1.13%	1.13%	1.10%	1.12%	0.80%
Ratio of expenses to average net assets
prior to fees waived	1.25%	1.24%	1.33%	1.41%	1.05%
Ratio of net investment income to average net assets	1.84%	2.05%	2.49%	3.20%	1.69%
Ratio of net investment income to average net assets
prior to fees waived	1.72%	1.94%	2.26%	2.91%	1.44%
Portfolio turnover	157%	164%	134%	193%	123%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       117

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$10.080	$10.400	$9.700	$8.910	$11.120

Income (loss) from investment operations:
Net investment income[2]	0.117	0.141	0.172	0.208	0.094
Net realized and unrealized gain (loss)	1.435	(0.342)	0.802	0.701	(1.903)
Total from investment operations	1.552	(0.201)	0.974	0.909	(1.809)

Less dividends and distributions from:
Net investment income	(0.122)	(0.119)	(0.274)	(0.050)	(0.199)
Net realized gain	—	—	—	(0.069)	(0.202)
Total dividends and distributions	(0.122)	(0.119)	(0.274)	(0.119)	(0.401)

Net asset value, end of period	$11.510	$10.080	$10.400	$9.700	$8.910

Total return[3]	15.58%	(2.03% )	10.19%	10.64%	(16.94% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,107	$3,002	$4,110	$5,598	$3,317
Ratio of expenses to average net assets	1.90%	1.90%	1.87%	1.89%	1.55%
Ratio of expenses to average net assets
prior to fees waived	1.97%	2.01%	2.06%	2.13%	1.75%
Ratio of net investment income to average net assets	1.07%	1.28%	1.72%	2.43%	0.94%
Ratio of net investment income to average net assets
prior to fees waived	1.00%	1.17%	1.53%	2.19%	0.74%
Portfolio turnover	157%	164%	134%	193%	123%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$10.100	$10.430	$9.730	$8.930	$11.140

Income (loss) from investment operations:
Net investment income[2]	0.118	0.141	0.172	0.208	0.095
Net realized and unrealized gain (loss)	1.454	(0.352)	0.802	0.711	(1.904)
Total from investment operations	1.572	(0.211)	0.974	0.919	(1.809)

Less dividends and distributions from:
Net investment income	(0.122)	(0.119)	(0.274)	(0.050)	(0.199)
Net realized gain	—	—	—	(0.069)	(0.202)
Total dividends and distributions	(0.122)	(0.119)	(0.274)	(0.119)	(0.401)

Net asset value, end of period	$11.550	$10.100	$10.430	$9.730	$8.930

Total return[3]	15.53%	(2.03% )	10.16%	10.73%	(16.91% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,575	$13,813	$12,068	$10,739	$5,998
Ratio of expenses to average net assets	1.90%	1.90%	1.87%	1.89%	1.55%
Ratio of expenses to average net assets
prior to fees waived	1.97%	2.01%	2.06%	2.13%	1.75%
Ratio of net investment income to average net assets	1.07%	1.28%	1.72%	2.43%	0.94%
Ratio of net investment income to average net assets
prior to fees waived	1.00%	1.17%	1.53%	2.19%	0.74%
Portfolio turnover	157%	164%	134%	193%	123%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       119

Financial highlights

Delaware Foundation® Moderate Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$10.060	$10.380	$9.710	$8.920	$11.140

Income (loss) from investment operations:
Net investment income[2]	0.172	0.195	0.223	0.250	0.146
Net realized and unrealized gain (loss)	1.445	(0.348)	0.799	0.706	(1.911)
Total from investment operations	1.617	(0.153)	1.022	0.956	(1.765)

Less dividends and distributions from:
Net investment income	(0.177)	(0.167)	(0.352)	(0.097)	(0.253)
Net realized gain	—	—	—	(0.069)	(0.202)
Total dividends and distributions	(0.177)	(0.167)	(0.352)	(0.166)	(0.455)

Net asset value, end of period	$11.500	$10.060	$10.380	$9.710	$8.920

Total return[3]	16.19%	(1.60% )	10.73%	11.16%	(16.49% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,883	$18,645	$6,994	$1,568	$1,207
Ratio of expenses to average net assets	1.40%	1.40%	1.37%	1.39%	1.05%
Ratio of expenses to average net assets
prior to fees waived	1.57%	1.61%	1.66%	1.73%	1.35%
Ratio of net investment income to average net assets	1.57%	1.78%	2.22%	2.93%	1.44%
Ratio of net investment income to average net assets
prior to fees waived	1.40%	1.57%	1.93%	2.59%	1.14%
Portfolio turnover	157%	164%	134%	193%	123%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Moderate Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$10.080	$10.400	$9.760	$8.970	$11.200

Income (loss) from investment operations:
Net investment income[2]	0.228	0.250	0.272	0.291	0.197
Net realized and unrealized gain (loss)	1.444	(0.345)	0.802	0.712	(1.917)
Total from investment operations	1.672	(0.095)	1.074	1.003	(1.720)

Less dividends and distributions from:
Net investment income	(0.232)	(0.225)	(0.434)	(0.144)	(0.308)
Net realized gain	—	—	—	(0.069)	(0.202)
Total dividends and distributions	(0.232)	(0.225)	(0.434)	(0.213)	(0.510)

Net asset value, end of period	$11.520	$10.080	$10.400	$9.760	$8.970

Total return[3]	16.73%	(1.07% )	11.26%	11.76%	(16.06% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$142,925	$113,458	$66,326	$38,124	$1,357
Ratio of expenses to average net assets	0.90%	0.90%	0.87%	0.89%	0.55%
Ratio of expenses to average net assets
prior to fees waived	0.97%	1.01%	1.06%	1.13%	0.75%
Ratio of net investment income to average net assets	2.07%	2.28%	2.72%	3.43%	1.94%
Ratio of net investment income to average net assets
prior to fees waived	2.00%	2.17%	2.53%	3.19%	1.74%
Portfolio turnover	157%	164%	134%	193%	123%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       121

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.430	$9.900	$9.360	$8.320	$9.770

Income (loss) from investment operations:
Net investment income[2]	0.203	0.245	0.289	0.304	0.226
Net realized and unrealized gain (loss)	1.035	(0.183)	0.687	0.942	(1.253)
Total from investment operations	1.238	0.062	0.976	1.246	(1.027)

Less dividends and distributions from:
Net investment income	(0.186)	(0.236)	(0.436)	(0.206)	(0.324)
Net realized gain	(0.262)	(0.296)	—	—	(0.099)
Total dividends and distributions	(0.448)	(0.532)	(0.436)	(0.206)	(0.423)

Net asset value, end of period	$10.220	$9.430	$9.900	$9.360	$8.320

Total return[3]	13.47%	0.48%	10.70%	15.53%	(10.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,988	$66,175	$55,513	$43,873	$35,619
Ratio of expenses to average net assets	1.13%	1.14%	1.13%	1.13%	0.81%
Ratio of expenses to average net assets
prior to fees waived	1.43%	1.47%	1.55%	1.65%	1.09%
Ratio of net investment income to average net assets	2.05%	2.44%	3.02%	3.78%	2.48%
Ratio of net investment income to average net assets
prior to fees waived	1.75%	2.11%	2.60%	3.26%	2.20%
Portfolio turnover	219%	211%	192%	177%	136%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.500	$9.990	$9.380	$8.330	$9.770

Income (loss) from investment operations:
Net investment income[2]	0.204	0.247	0.271	0.243	0.157
Net realized and unrealized gain (loss)	1.044	(0.188)	0.691	0.948	(1.247)
Total from investment operations	1.248	0.059	0.962	1.191	(1.090)

Less dividends and distributions from:
Net investment income	(0.186)	(0.253)	(0.352)	(0.141)	(0.251)
Net realized gain	(0.262)	(0.296)	—	—	(0.099)
Total dividends and distributions	(0.448)	(0.549)	(0.352)	(0.141)	(0.350)

Net asset value, end of period	$10.300	$9.500	$9.990	$9.380	$8.330

Total return[3]	13.48%	0.44%	10.48%	14.66%	(11.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$503	$567	$938	$892	$677
Ratio of expenses to average net assets	1.13%	1.14%	1.33%	1.88%	1.56%
Ratio of expenses to average net assets
prior to fees waived	2.13%	2.17%	2.25%	2.35%	1.79%
Ratio of net investment income to average net assets	2.05%	2.44%	2.28%	3.03%	1.73%
Ratio of net investment income to average net assets
prior to fees waived	1.05%	1.41%	1.90%	2.56%	1.50%
Portfolio turnover	219%	211%	192%	177%	136%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       123

Financial highlights

Delaware Foundation® Conservative Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.450	$9.920	$9.330	$8.290	$9.730

Income (loss) from investment operations:
Net investment income[2]	0.129	0.170	0.218	0.245	0.159
Net realized and unrealized gain (loss)	1.035	(0.190)	0.695	0.936	(1.249)
Total from investment operations	1.164	(0.020)	0.913	1.181	(1.090)

Less dividends and distributions from:
Net investment income	(0.112)	(0.154)	(0.323)	(0.141)	(0.251)
Net realized gain	(0.262)	(0.296)	—	—	(0.099)
Total dividends and distributions	(0.374)	(0.450)	(0.323)	(0.141)	(0.350)

Net asset value, end of period	$10.240	$9.450	$9.920	$9.330	$8.290

Total return[3]	12.60%	(0.34% )	9.98%	14.61%	(11.61% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,943	$17,206	$10,578	$4,004	$3,373
Ratio of expenses to average net assets	1.88%	1.89%	1.88%	1.88%	1.56%
Ratio of expenses to average net assets
prior to fees waived	2.13%	2.17%	2.25%	2.35%	1.79%
Ratio of net investment income to average net assets	1.30%	1.69%	2.27%	3.03%	1.73%
Ratio of net investment income to average net assets
prior to fees waived	1.05%	1.41%	1.90%	2.56%	1.50%
Portfolio turnover	219%	211%	192%	177%	136%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.

[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Foundation® Conservative Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.430	$9.900	$9.350	$8.310	$9.750

Income (loss) from investment operations:
Net investment income[2]	0.178	0.220	0.265	0.284	0.204
Net realized and unrealized gain (loss)	1.035	(0.184)	0.683	0.940	(1.245)
Total from investment operations	1.213	0.036	0.948	1.224	(1.041)

Less dividends and distributions from:
Net investment income	(0.161)	(0.210)	(0.398)	(0.184)	(0.300)
Net realized gain	(0.262)	(0.296)	—	—	(0.099)
Total dividends and distributions	(0.423)	(0.506)	(0.398)	(0.184)	(0.399)

Net asset value, end of period	$10.220	$9.430	$9.900	$9.350	$8.310

Total return[3]	13.19%	0.22%	10.39%	15.36%	(11.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,293	$3,220	$1,590	$840	$866
Ratio of expenses to average net assets	1.38%	1.39%	1.38%	1.38%	1.06%
Ratio of expenses to average net assets
prior to fees waived	1.73%	1.77%	1.85%	1.95%	1.39%
Ratio of net investment income to average net assets	1.80%	2.19%	2.77%	3.53%	2.23%
Ratio of net investment income to average net assets
prior to fees waived	1.45%	1.81%	2.30%	2.96%	1.90%
Portfolio turnover	219%	211%	192%	177%	136%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.

[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)       125

Financial highlights

Delaware Foundation® Conservative Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:1

	Year Ended
	9/30/12	9/30/11	9/30/10	9/30/09	9/30/08
Net asset value, beginning of period	$9.440	$9.920	$9.390	$8.350	$9.800

Income (loss) from investment operations:
Net investment income[2]	0.228	0.271	0.314	0.324	0.249
Net realized and unrealized gain (loss)	1.035	(0.194)	0.692	0.943	(1.252)
Total from investment operations	1.263	0.077	1.006	1.267	(1.003)

Less dividends and distributions from:
Net investment income	(0.211)	(0.261)	(0.476)	(0.227)	(0.348)
Net realized gain	(0.262)	(0.296)	—	—	(0.099)
Total dividends and distributions	(0.473)	(0.557)	(0.476)	(0.227)	(0.447)

Net asset value, end of period	$10.230	$9.440	$9.920	$9.390	$8.350

Total return[3]	13.74%	0.63%	11.02%	15.93%	(10.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,993	$33,583	$30,399	$8,740	$185
Ratio of expenses to average net assets	0.88%	0.89%	0.88%	0.88%	0.56%
Ratio of expenses to average net assets
prior to fees waived	1.13%	1.17%	1.25%	1.35%	0.79%
Ratio of net investment income to average net assets	2.30%	2.69%	3.27%	4.03%	2.73%
Ratio of net investment income to average net assets
prior to fees waived	2.05%	2.41%	2.90%	3.56%	2.50%
Portfolio turnover	219%	211%	192%	177%	136%

1 On September 22, 2008, the Fund was restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. Prior to September 22, 2008, the Fund invested only in other open-end investment companies (mutual funds). The restructuring caused significant changes in the Fund’s income, expense, and portfolio turnover.

[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Foundation Funds®
September 30, 2012

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers four funds: Delaware Foundation® Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund (each, a Fund, or collectively as the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund offer Class A, Class B, Class C, Class R and Institutional Class shares. Delaware Foundation Equity Fund offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Foundation Equity Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Growth Allocation Fund is to seek long-term capital growth.

The investment objective of Delaware Foundation Moderate Allocation Fund is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Foundation Conservative Allocation Fund is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using, daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at net asset value per share, as reported by the underlying investment company. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken for all open federal income tax years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

(continues)       127

Notes to financial statements

Delaware Foundation Funds®

1. Significant Accounting Policies (continued)

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Funds may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 28, 2012.

To Be Announced Trades — The Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Funds to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Funds on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Funds may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2012.

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended September 30, 2012, the Funds earned the following amounts under this agreement:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation®	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$2	$83	$306	$80

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual management fee which is calculated at the rate 0.65% on the first $500 million of average daily net assets of each Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sales and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed each Fund’s average daily net assets through January 28, 2013 as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation®	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
0.95%	0.90%	0.90%	0.88%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended September 30, 2012, the Funds were charged for these services as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$82	$4,771	$18,901	$6,766

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through January 28, 2013 to 0.25% and 0.50%, respectively, of average daily net assets. For the Delaware Foundation Conservative Allocation Fund and for the Delaware Foundation Growth Allocation Fund, DDLP has voluntarily agreed to waive Class B shares’ 12B-1 fees to 0.25% of average daily net assets until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary.

In connection with the Delaware Foundation Moderate Allocation Fund merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.30% (currently waived to 0.25% through January 28, 2013) of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.23% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

(continues)       129

Notes to financial statements

Delaware Foundation Funds®

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At September 30, 2012, the Funds had receivables due from or liabilities payable to affiliates as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Investment management fee payable to DMC	$—	$21,089	$171,719	$56,742
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	77	2,266	8,961	3,366
Distribution fees payable to DDLP	112	19,591	66,171	36,733
Other expenses payable to DMC and affiliates*	48	17,669	43,192	28,668
Receivable from DMC under expense limitation agreement	12,036	—	—	—

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended September 30, 2012, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$30	$2,776	$11,015	$3,919

For the year ended September 30, 2012, DDLP earned commissions on sales of Class A shares for each Fund as follows:

	Delaware	Delaware	Delaware
Delaware	Foundation	Foundation	Foundation
Foundation	Growth	Moderate	Conservative
Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
$562	$7,629	$19,300	$35,149

For the year ended September 30, 2012, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Class A	$—	$53	$2,270	$—
Class B	—	2,125	704	227
Class C	1	233	1,062	1,547

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended September 30, 2012, the Funds made purchases and sales of investment securities other than short-term investments as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Purchases other than U.S. government securities	$763,621	$76,711,547	$429,675,903	$209,150,558
Purchases of U.S. government securities	—	25,663,545	157,065,117	91,905,319
Sales other than U.S. government securities	771,287	77,242,224	407,882,978	188,639,543
Sales of U.S. government securities	—	26,548,949	171,209,546	97,101,321

At September 30, 2012, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Cost of investments	$1,638,424	$88,554,378	$362,176,157	$146,295,862
Aggregate unrealized appreciation	$340,260	$17,685,854	$61,531,979	$16,017,044
Aggregate unrealized depreciation	(92,690)	(3,829,304)	(11,833,713)	(3,351,666)
Net unrealized appreciation	$247,570	$13,856,550	$49,698,266	$12,665,378

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3 – inputs are significant unobservable inputs (including each Funds’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, which may include prior transaction prices (acquisition cost), that did not occur during the period, financial or news information released by the company), and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of Delaware Foundation Equity Fund’s investments by fair value hierarchy levels as of September 30, 2012:

	Level 1	Level 2	Total
Common Stock	$1,690,428	$6,418	$1,696,846
Investment Companies	26,604	—	26,604
Short-Term Investments	—	51,599	51,599
Securities Lending Collateral	—	110,408	110,408
Other	537	—	537
Total	$1,717,569	$168,425	$1,885,994
Foreign Currency Exchange Contracts	$—	$(45)	$(45)

(continues)       131

Notes to financial statements

Delaware Foundation Funds®

3. Investments (continued)

The following table summarizes the valuation of Delaware Foundation® Growth Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	$—	$4,200,741	$20,309	$4,221,050
Common Stock	76,140,723	269,138	—	76,409,861
Corporate Debt	39,355	11,706,061	100,100	11,845,516
Exchange-Traded Funds	36,684	—	—	36,684
Foreign Debt	—	3,098,710	—	3,098,710
U.S. Treasury Obligations	—	2,192,435	—	2,192,435
Other	104,023	—	25,200	129,223
Options Purchased	480	—	—	480
Short-Term Investments	—	4,476,277	—	4,476,277
Total	$76,321,265	$25,943,362	$145,609	$102,410,236
Foreign Currency Exchange Contracts	$—	$1,119	$—	$1,119
Futures Contracts	868	—	—	868
Swap Contracts	—	(32,798)	—	(32,798)

The following table summarizes the valuation of Delaware Foundation Moderate Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	$—	$30,291,454	$481,207	$30,772,661
Common Stock	228,740,234	804,298	—	229,544,532
Corporate Debt	176,706	92,160,265	690,713	93,027,684
Exchange-Traded Funds	156,366	—	—	156,366
Foreign Debt	—	22,364,527	—	22,364,527
Municipal Bonds	—	249,366	—	249,366
U.S. Treasury Obligations	—	9,039,311	—	9,039,311
Other	1,398,195	119,939	—	1,518,134
Options Purchased	—	3,407	—	3,407
Short-Term Investments	—	25,198,435	—	25,198,435
Total	$230,471,501	$180,231,002	$1,171,920	$411,874,423
Foreign Currency Exchange Contracts	$—	$10,558	$—	$10,558
Futures Contracts	39,704	—	—	39,704
Swap Contracts	—	(231,084)	—	(231,084)

The following table summarizes the valuation of Delaware Foundation Conservative Allocation Fund’s investments by fair value hierarchy levels as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	$—	$17,907,893	$171,153	$18,079,046
Common Stock	57,730,550	191,304	—	57,921,854
Corporate Debt	68,719	47,862,915	400,400	48,332,034
Exchange-Traded Funds	77,519	—	—	77,519
Foreign Debt	—	9,600,643	—	9,600,643
U.S. Treasury Obligations	—	7,691,546	—	7,691,546
Other	571,512	26,074	—	597,586
Options Purchased	—	1,853	—	1,853
Short-Term Investments	—	16,659,159	—	16,659,159
Total	$58,448,300	$99,941,387	$571,553	$158,961,240
Foreign Currency Exchange Contracts	$—	$6,920	$—	$6,920
Futures Contracts	34,507	—	—	34,507
Swap Contracts	—	(117,915)	—	(117,915)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended September 30, 2012, the Funds’ had transfers between Levels that had a material impact to the Funds:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
From Level 3 investments to Level 2 investments as a result of utilizing a price of a similar asset with observable inputs that
had been utilizing a significant unobservable input	$700	$22,750	$57,400	$12,950

From Level 1 investments to Level 2 investments as a result of utilizing the price of a similar asset with an observable input,
that had been using a price of an indentical investment	2,273	122,675	260,866	70,292

From Level 2 investments to Level 1 investments
as a result of utilizing international fair value pricing
at the beginning of the period	294,087	14,662,875	43,152,129	9,885,432

In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Funds’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2012 and 2011 was as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Year Ended 9/30/12
Ordinary income	$24,284	$2,750,045	$7,310,530	$4,407,387
Long-term capital gain	42,154	1,065,429	—	1,433,325
Total	$66,438	$3,815,474	$7,310,530	$5,840,712

Year Ended 9/30/11
Ordinary income	$50,758	$1,335,964	$5,982,204	$4,437,691
Long-term capital gain	3,411	—	—	1,246,686
Total	$54,169	$1,335,964	$5,982,204	$5,684,377

(continues)        133

Notes to financial statements

Delaware Foundation Funds®

5. Components of Net Assets on a Tax Basis

As of September 30, 2012, the components of net assets on a tax basis were as follows:

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation®	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Shares of beneficial interest	$1,521,708	$85,706,399	$354,406,154	$137,083,923
Undistributed ordinary income	15,291	1,093,354	239,856	977,680
Undistributed long-term capital gains	—	—	—	285,532
Capital loss carryforwards	—	—	(4,877,192)	—
Unrealized appreciation (depreciation)	247,374	13,820,069	49,516,185	12,580,347
Qualified late year short-term capital losses deferral	(16,169)	(4,125)	—	—
Other temporary differences	(983)	(100,374)	(242,027)	(207,332)
Net assets	$1,767,221	$100,515,323	$399,042,976	$150,720,160

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, CDS contracts and tax treatment of market discount and premium on debt instruments.

Qualified late year losses represent losses realized on investment and foreign currency transactions from November 1, 2011 through September 30, 2012 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2012, the Funds recorded an estimate of these differences since final tax characteristics cannot be determined until fiscal year end.

		Delaware	Delaware	Delaware
	Delaware	Foundation	Foundation	Foundation
	Foundation	Growth	Moderate	Conservative
	Equity Fund	Allocation Fund	Allocation Fund	Allocation Fund
Undistributed net investment income	$(1,225)	$(163,857)	$(1,024,097)	$(458,793)
Accumulated net realized gain (loss)	1,225	118,145	1,024,096	288,916
Paid-in capital	—	45,712	1	169,877

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2012, the Delaware Foundation Moderate Allocation Fund utilized $1,281,476 for the year ending September 30, 2012.

Capital loss carryforwards remaining for Delaware Foundation Moderate Allocation Fund at September 30, 2012 will expire as follows:

2016	$3,828,047
2017	368,871
2018	680,274
Total	$4,877,192

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Foundation®		Delaware Foundation		Delaware Foundation		Delaware Foundation
	Equity Fund		Growth Allocation Fund		Moderate Allocation Fund		Conservative Allocation Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Shares sold:
Class A	15,196	33,215	564,523	1,090,947	1,494,020	2,552,356	1,714,286	2,362,924
Class B	—	—	5,020	8,553	7,888	27,857	12,074	24,114
Class C	1,388	2,617	100,292	192,764	465,421	606,595	917,452	1,132,079
Class R	—	—	440,673	436,565	593,646	1,384,276	223,562	203,699
Institutional Class	6,469	24,903	892,657	799,577	2,880,383	5,937,772	2,285,869	1,554,162

Shares issued upon reinvestment
of dividends and distributions:
Class A	1,254	570	179,367	58,035	306,431	289,797	323,593	315,732
Class B		—	10,912	2,951	2,605	3,323	2,583	3,084
Class C	81	19	23,344	6,126	15,495	13,714	68,054	54,456
Class R	24	21	41,792	11,575	31,474	20,603	13,529	10,475
Institutional Class	5,683	4,574	153,610	54,411	198,257	151,307	176,593	161,939
	30,095	65,919	2,412,190	2,661,504	5,995,620	10,987,600	5,737,595	5,822,664

Shares redeemed:
Class A	(10,489)	(13,269)	(842,235)	(810,749)	(2,782,755)	(2,553,939)	(1,619,706)	(1,266,156)
Class B	—	—	(119,012)	(91,393)	(125,438)	(128,250)	(25,523)	(61,413)
Class C	(21)	(971)	(155,160)	(248,184)	(412,513)	(410,225)	(468,442)	(432,504)
Class R	—	—	(417,338)	(187,874)	(488,093)	(225,445)	(158,503)	(33,120)
Institutional Class	(15,541)	(15,075)	(818,694)	(581,242)	(1,928,020)	(1,207,769)	(1,524,533)	(1,224,905)
	(26,051)	(29,315)	(2,352,439)	(1,919,442)	(5,736,819)	(4,525,628)	(3,796,707)	(3,018,098)
Net increase	4,044	36,604	59,751	742,062	258,801	6,461,972	1,940,888	2,804,566

For the years ended September 30, 2012 and 2011, the following Class B shares were converted to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

	Year Ended
	9/30/12			9/30/11
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Foundation Growth Allocation Fund	52,644	51,613	$512,419	54,147	53,043	$523,268
Delaware Foundation Moderate Allocation Fund	52,429	52,322	581,013	69,462	69,322	755,888
Delaware Foundation Conservative Allocation Fund	11,918	12,002	119,775	15,488	15,374	153,981

(continues)        135

Notes to financial statements

Delaware Foundation Funds®

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $100,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Funds, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expired on November 13, 2012.

On November 13, 2012, the Funds, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 12, 2013. The Funds had no amounts outstanding as of September 30, 2012 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. During the year ended September 30, 2012, Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund entered into futures contracts in the normal course of pursuing their respective investment objective and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended September 30, 2012, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund entered into options contracts in the normal course of pursuing their respective investment objective and strategies. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Funds’ exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Funds’ overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written.

Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended September 30, 2012 for each Fund were as follows:

	Delaware		Delaware		Delaware
	Foundation®		Foundation		Foundation
	Growth		Moderate		Conservative
	Allocation Fund		Allocation Fund		Allocation Fund
	Number of		Number of		Number of
	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums
Options outstanding at September 30, 2011	—	$—	—	$—	—	$—
Options written	11	13,077	149	158,600	100	81,205
Options expired	(5)	(5,359)	(69)	(63,530)	(32)	(28,929)
Options terminated in closing purchase transactions	(6)	(7,718)	(80)	(95,070)	(68)	(52,276)
Options outstanding at September 30, 2012	—	$—	—	$—	—	$—

Swap Contracts — During the year ended September 30, 2012, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund entered into CDS contracts in the normal course of pursuing their respective investment objective and strategies. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2012, the Funds entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The Funds posted cash collateral for open swap contracts as follows:

Delaware	Delaware
Foundation	Foundation
Moderate	Conservative
Allocation Fund	Allocation Fund
$420,000	$230,000

The Funds received securities collateral for certain open swap contracts as follows:

Delaware	Delaware
Foundation	Foundation
Moderate	Conservative
Allocation Fund	Allocation Fund
$177,000	182,000

CDS contracts may involve greater risks than if the Funds had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

(continues)        137

Notes to financial statements

Delaware Foundation Funds®

8. Derivatives (continued)

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of September 30, 2012 were as follows:

	Delaware Foundation® Growth Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$5,723	and other assets	$(4,604)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	18,732	and other assets	(17,864)

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	6,369	and other assets	(39,167)

Total		$30,824		$(61,635)

	Delaware Foundation Moderate Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$35,033	and other assets	$(24,475)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	172,602	and other assets	(132,898)

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	45,966	and other assets	(277,050)

Total		$253,601		$(434,423)

	Delaware Foundation Conservative Allocation Fund
	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets Location	Fair Value	Net Assets Location	Fair Value
Forward currency exchange contracts	Liabilities net of receivables		Liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$21,929	and other assets	$(15,009)

Interest rate contracts (Futures contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	94,905	and other assets	(60,398)

Credit contracts (Swap contracts)	Liabilities net of receivables		Liabilities net of receivables
	and other assets	24,315	and other assets	(142,230)

Total		$141,149		$(217,637)

The effect of derivative instruments on the statements of operations for the year ended September 30, 2012 was as follows:

	Delaware Foundation® Growth Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts	Net realized loss on foreign currency
(Foreign currency exchange contracts)	exchange contracts and net change in
	unrealized appreciation (depreciation)
	of foreign currency exchange contracts	$(173,097)	$(21,976)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts
	and net change in unrealized
	appreciation (depreciation) of
	futures contracts	50,846	(74,132)
Equity contracts (Options written)	Net realized gain on options written
	and net change in unrealized
	appreciation (depreciation) of
	options written	5,657	(692)
Credit contracts (Swap contracts)	Net realized loss on swap contracts
	and net change in unrealized
	appreciation (depreciation) of
	swap contracts	(226,664)	(78,068)
Total		$(343,258)	$(178,868)
	Delaware Foundation Moderate Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts	Net realized loss on foreign currency
(Foreign currency exchange contracts)	exchange contracts and net change in
	unrealized appreciation (depreciation)
	of foreign currency exchange contracts	$(983,664)	$(160,328)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts
	and net change in unrealized
	appreciation (depreciation) of
	futures contracts	556,927	(578,405)
Equity contracts (Options written)	Net realized gain on options written
	and net change in unrealized
	appreciation (depreciation) of
	options written	108,616	—
Credit contracts (Swap contracts)	Net realized loss on swap contracts
	and net change in unrealized
	appreciation (depreciation) of
	swap contracts	(1,618,653)	(564,041)
Total		$(1,936,774)	$(1,302,774)

(continues)        139

Notes to financial statements

Delaware Foundation Funds®

8. Derivatives (continued)

	Delaware Foundation® Conservative Allocation Fund
			Change in Unrealized
		Realized Gain or Loss on	Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives
	Derivatives Recognized in Income	Income	Recognized in Income
Forward currency exchange contracts	Net realized loss on foreign currency
(Foreign currency exchange contracts)	exchange contracts and net change in
	unrealized appreciation (depreciation)
	of foreign currency exchange contracts	$(400,976)	$(78,657)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts
	and net change in unrealized
	appreciation (depreciation) of
	futures contracts	254,401	(266,155)
Equity contracts (Options written)	Net realized gain on options written
	and net change in unrealized
	appreciation (depreciation) of
	options written	47,467	—
Credit contracts (Swap contracts)	Net realized loss on swap contracts
	and net change in unrealized
	appreciation (depreciation) of
	swap contracts	(821,598)	(278,736)
Total		$(920,706)	$(623,548)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Funds during the year ended September 30, 2012. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended September 30, 2012.

	Delaware Foundation Equity Fund
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	1,679	USD	1,362

	Delaware Foundation Growth Allocation Fund
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	951,374	USD	2,157,221
Futures contracts (average notional value)		661,211		458,823
Options contracts (average notional value)		601		1,392
Swap contracts (average notional value)		23,745		1,462,706
Swap contracts (average notional value)	EUR	—	EUR	744,303

	Delaware Foundation Moderate Allocation Fund
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	5,967,282	USD	14,033,336
Futures contracts (average notional value)		7,042,624		3,921,978
Options contracts (average notional value)	USD	4,179	USD	12,989
Swap contracts (average notional value)		323,307		10,473,824
Swap contracts (average notional value)	EUR	—	EUR	5,403,299

	Delaware Foundation Conservative Allocation Fund
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	3,171,383	USD	7,001,818
Futures contracts (average notional value)		3,340,640		2,152,249
Options contracts (average notional value)		2,156		6,316
Swap contracts (average notional value)		157,450		5,305,243
Swap contracts (average notional value)	EUR	—	EUR	2,669,247

9. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Funds’ previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

During the year ended September 30, 2012, Delaware Foundation® Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund had no securities out on loan. At September 30, 2012, the value of securities on loan for the Delaware Foundation Equity Fund was $108,158, comprised of non-cash collateral (U.S. government securities) valued at $3,224, and cash collateral of $110,408. At September 30, 2012, the value of invested collateral was $110,408. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund may invest a portion of their assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and Ba or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

(continues)        141

Notes to financial statements

Delaware Foundation Funds®

10. Credit and Market Risk (continued)

The Funds may invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Except as described in Note 7, Management has determined that no material events or transactions occurred subsequent to September 30, 2012 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds® and the Shareholders of Delaware Foundation® Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund (constituting Delaware Group Foundation Funds, hereafter collectively referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended September 30, 2009 and prior were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 21, 2012

Other Fund information
(Unaudited)

Delaware Foundation Funds®

Board Consideration of Delaware Foundation® Equity Fund, Delaware Foundation Growth Allocation Fund, Delaware Foundation Moderate Allocation Fund, Delaware Foundation Conservative Allocation Fund Investment Advisory Agreements

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for each of the Delaware Foundation Conservative Allocation Fund, Delaware Foundation Equity Fund, Delaware Foundation Growth Allocation Fund and Delaware Foundation Moderate Allocation Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/ best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Foundation Conservative Allocation Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation conservative funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Foundation Equity Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Foundation Growth Allocation Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten- year periods was in the second quartile. The Board was satisfied with performance.

Delaware Foundation Moderate Allocation Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation moderate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile and the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Foundation Conservative Allocation Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund.

Delaware Foundation Equity Fund — The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Foundation Growth Allocation Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Foundation Moderate Allocation Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

(continues)        145

Other Fund information
(Unaudited)

Delaware Foundation Funds®

Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2012, the Funds designate distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gain	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Foundation® Equity Fund	63.45%	36.55%	100.00%	61.43%
Delaware Foundation Growth Allocation Fund	27.92%	72.08%	100.00%	23.99%
Delaware Foundation Moderate Allocation Fund	—%	100.00%	100.00%	35.57%
Delaware Foundation Conservative Allocation Fund	24.54%	75.46%	100.00%	12.56%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010. The Funds intend to designate the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV, as applicable.

Maximum percentage to be
taxed at a maximum rate of 15%
Delaware Foundation Equity Fund	42.52%
Delaware Foundation Growth Allocation Fund	58.04%
Delaware Foundation Moderate Allocation Fund	58.07%
Delaware Foundation Conservative Allocation Fund	13.82%

For the fiscal year ended September 30, 2012, certain interest income paid by the Funds, determined to be interest related dividends may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended September 30, 2012, the Funds have designated maximum Qualified Interest Income as follows:

Qualified Interest Income
Delaware Foundation Growth Allocation Fund	100.00%
Delaware Foundation Moderate Allocation Fund	91.82%
Delaware Foundation Conservative Allocation Fund	100.00%

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	71	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member
Philadelphia, PA 19103	Chief Executive		at different times at		Kaydon Corp.
	Officer, and	President and	Delaware Investments.[2]
April 1963	Trustee	Chief Executive Officer			Board of Governors Member
		since August 1, 2006			Investment Company
Institute (ICI)
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005	Private Investor	71	Director
2005 Market Street			(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
Philadelphia, PA 19103					(2007–2011)

October 1947
John A. Fry	Trustee	Since January 2001	President	71	Board of Governors Member —
2005 Market Street			Drexel University		NASDAQ OMX PHLX LLC
Philadelphia, PA 19103			(August 2010–Present)
Director and Audit
May 1960			President		Committee Member
			Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)
Anthony D. Knerr	Trustee	Since April 1990	Managing Director	71	None
2005 Market Street			Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	71	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103

June 1947

(continues)        147

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	71	Trust Manager — Camden
2005 Market Street			Banco Itaú Europa		Property Trust
Philadelphia, PA 19103			International		(since August 2011)
(since April 2012)
January 1956
Executive Advisor to Dean
(August 2011–March 2012) and
Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	71	Director and Audit
2005 Market Street			(January 2006–July 2012)		Committee Member
Philadelphia, PA 19103			Vice President — Mergers &		Okabena Company
Acquisitions
July 1948			(January 2003–January 2006),		Chair — 3M
			and Vice President		Investment Management
			and Treasurer		Company
			(July 1995–January 2003)		(January 2005–July 2012)
3M Corporation
J. Richard Zecher	Trustee	Since March 2005	Founder	71	Director and Compensation
2005 Market Street			Investor Analytics		Committee Member
Philadelphia,			(Risk Management)		Investor Analytics
PA 19103			(May 1999–Present)

July 1940			Founder		Director
			Sutton Asset Management		Oxigene, Inc.
			(Hedge Fund)		(2003–2008)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	71	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia,	Counsel, and Secretary	and Secretary	General Counsel of
PA 19103		since October 2005	Delaware Investments
since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	71	None[3]
2005 Market Street	and Treasurer	since October 2007	in various capacities at
Philadelphia,			different times at
PA 19103			Delaware Investments.

October 1972

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Officers (continued)
David P. O’Connor	Executive Vice	Executive Vice	David P. O’Connor has served in	71	None[3]
2005 Market Street	President,	President since	various executive and legal
Philadelphia,	General Counsel,	February 2012;	capacities at different times
PA 19103	and Chief	Senior Vice President	at Delaware Investments.
	Legal Officer	October 2005–
February 1966		February 2012;
General Counsel and
Chief Legal Officer
since 2005
Richard Salus	Senior Vice President	Chief Financial	Richard Salus has served in	71	None[3]
2005 Market Street	and Chief	Officer since	various executive capacities
Philadelphia,	Financial Officer	November 2006	at different times at
PA 19103			Delaware Investments.

October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Foundation Funds® shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments® Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Executive Vice President, General Counsel
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Website
delawareinvestments.com

Frances A. Sevilla-Sacasa
Chief Executive Officer
Banco Itaú Europa International
Miami, FL

Janet L. Yeomans
Former Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

       Thomas L. Bennett1
       John A. Fry
       Frances A. Sevilla-Sacasa
       Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $69,550 for the fiscal year ended September 30, 2012.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $54,700 for the fiscal year ended September 30, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended September 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,560 for the fiscal year ended September 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended September 30, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended September 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,867,923 and $0 for the registrant’s fiscal years ended September 30, 2012 and September 30, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® FOUNDATION FUNDS®

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2012